SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☑ Filed by a Party other than the Registrant 

Check the appropriate box:

 Preliminary Proxy Statement

 Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

 Definitive Additional Materials

 Soliciting Material Pursuant to §240.14a-12

TERRASCEND CORP.

(Name of Registrant as Specified In Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required.

 Fee paid previously with preliminary materials.

 Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

EXPLANATORY NOTE

On April 20, 2023, due to a clerical error, an EDGAR filing by TerrAscend Corp. (the “Corporation”) that was intended to be a preliminary proxy statement filed as a “PRE 14A” submission was inadvertently filed as a “DEF 14A” submission. The Corporation corrected this error by refiling the initial submission on April 21, 2023 as a “PRE 14A” submission. This EDGAR filing constitutes the Corporation’s filing of a definitive proxy statement. The Corporation will distribute and make available to its shareholders this definitive proxy statement. Due to the initial inadvertent filing of this proxy statement as a “DEF 14A” submission, the Corporation is technically unable to file this definitive proxy statement as a “DEF 14A” submission. Accordingly, the Corporation is filing this definitive proxy statement as a “DEFR14A” submission. However, this submission is not an amendment or revision of any prior definitive proxy statement or of the versions of this proxy statement filed on April 20 and April 21, 2023, which are substantively identical to this definitive proxy statement.

NOTICE OF MEETING,

MANAGEMENT INFORMATION CIRCULAR

AND PROXY STATEMENT

FOR THE ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS OF

TERRASCEND CORP.

TO BE HELD ON

June 22, 2023

These materials are important and require your immediate attention. If you have questions as to how to deal with these documents or the matters to which they refer, please contact your financial, legal or other professional advisor.

If you have any questions or require further information with regard to voting your shares or completing your documentation, please contact Odyssey Trust Company, our transfer agent, toll free within North America at 1-888-290-1175 or 1-587-885-0960, or via www.odysseycontact.com.

May 2, 2023

NOTICE OF ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS OF TERRASCEND CORP.
TO BE HELD ON JUNE 22, 2023

TO: The holders of common shares of TerrAscend Corp.

NOTICE IS HEREBY GIVEN that the annual and special meeting of the holders (the “Shareholders”) of common shares (the “Common Shares”) of TerrAscend Corp. (the “Corporation”) will be held virtually at https://web.lumiagm.com/239473997 (password: “terrascend2023” (case-sensitive)) on June 22, 2023, at 1:00 p.m. (Eastern Time) (the “Meeting”), for the following purposes:

1.
to receive and consider the audited consolidated financial statements of the Corporation for the financial year ended December 31, 2022, together with the report of the auditor thereon;
2.
to elect five (5) director nominees for the Corporation for the ensuing year;
3.
to ratify the appointment of MNP LLP by the audit committee as our independent public accounting firm for the fiscal year ended December 31, 2023;
4.
to consider and, if deemed advisable, to approve, with or without variation, an ordinary resolution, the text of which is set forth in the accompanying management information circular and proxy statement (the “Circular”), to approve certain amendments to the stock option plan of the Corporation, including all unallocated stock options issuable thereunder, as further described in the Circular;
5.
to consider and, if deemed advisable, to approve, with or without variation, an ordinary resolution, the text of which is set forth in the Circular, to approve certain amendments to the share unit plan of the Corporation, including all unallocated awards issuable thereunder, as further described in the Circular;
6.
to consider and, if deemed advisable, to pass a special resolution, the text of which is set forth in the Circular, authorizing TerrAscend Growth Corp. (formerly known as Gage Growth Corp.) (“TerrAscend Growth”), a wholly-owned subsidiary of the Corporation, to issue and sell on a private placement basis common shares of TerrAscend Growth for aggregate gross proceeds of US$1,000,000, as further described in the Circular, which shall be deemed, for the purposes of Section 184(3) of the Business Corporations Act (Ontario), Canada, to be a sale of all or substantially all of the assets of the Corporation;
7.
to transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

The specific details of the foregoing matters to be put before the Meeting are set forth in the Circular accompanying this Notice of Meeting.

The record date for determining the Shareholders entitled to receive notice of and vote at the Meeting is the close of business on April 27, 2023 (the “Record Date”). Only Shareholders whose names have been entered in the applicable register of Shareholders as of 5:00 p.m. (Eastern Time) on the Record Date are entitled to receive notice of and vote at the Meeting. Those Shareholders of record will be included in the list of Shareholders prepared as of the Record Date and will be entitled to vote the Common Shares recorded therein at the Meeting.

Each Common Share entitled to be voted at the Meeting will entitle the holder thereof to one vote at the Meeting.

A Shareholder may attend the Meeting or may be represented by proxy through the Lumi platform. Registered Shareholders who are unable to attend the Meeting are requested to complete, sign and date the enclosed form of proxy and send it to Odyssey Trust Company (“Odyssey”), the Corporation’s transfer agent, at its offices located at Trader’s Bank Building, 702, 67 Yonge Street, Toronto, Ontario, M5E 1J8, or to vote over the Internet as specified in the form of proxy. To be effective, such proxy must be received by Odyssey by 1:00 p.m. (Eastern Time) on June 20, 2023, or not less than 48 hours (excluding Saturdays, Sundays and holidays) before the time fixed for the Meeting or any adjournment(s) or postponement(s) thereof.

Non-registered Shareholders who receive these materials through their broker or other intermediary should complete and return the voting instruction form provided by their broker or other intermediary in accordance with the instructions provided.

Virtual Meeting Logistics

As noted above, the Corporation is holding the Meeting as a completely virtual meeting, which will be conducted via live webcast. Shareholders will not be able to attend the Meeting in person. In order to attend, participate or vote at the Meeting, Shareholders must have a valid username.

Registered Shareholders and duly appointed proxyholders will be able to attend, participate and vote at the Meeting online at https://web.lumiagm.com/239473997. Such persons may then enter the Meeting by clicking “I have a login” and entering a username and password before the start of the Meeting.

• Registered Shareholders: The control number located on the form of proxy (or in the email notification you received if you have previously consented to receiving Shareholder materials via email) is the username. The password to the Meeting is “terrascend2023” (case sensitive). If as a registered Shareholder you are using your control number to login to the Meeting and you have previously voted, you do not need to vote again when the polls open during the Meeting. By voting at the Meeting, you will revoke your previous voting instructions received prior to the proxy voting cut-off.

• Duly appointed proxyholders: A Shareholder who wishes to appoint a person other than the management nominee(s) identified in the form of proxy to attend, participate or vote at the Meeting (including a non-registered Shareholder who wishes to appoint themselves) must register the appointed proxyholder by sending an email to appointee@odysseytrust.com by 1:00 p.m. (Eastern Time) on June 20, 2023, providing Odyssey with the required proxyholder contact as set out in the enclosed instructions, so that Odyssey may provide the proxyholder with a username via email. Without a username, proxyholders will not be able to attend, participate in or vote at the Meeting. Odyssey will provide the proxyholder with a username by e-mail after the voting deadline has passed. The password to the Meeting is “terrascend2023” (case sensitive).

Only registered Shareholders and duly appointed proxyholders will be entitled to attend, participate and vote at the Meeting.

DATED at Toronto, Ontario, this 2nd day of May, 2023.

Important Notice Regarding the Availability of Proxy Materials for the Shareholders’ Meeting to Be Held on June 22, 2023 at 1:00p.m. Eastern Time.

The proxy statement and annual report to shareholders are available at https://ir.terrascend.com. As permitted by the rules of the US Securities and Exchange Commission (“SEC”) and the Canadian securities regulators, the Corporation is providing meeting-related materials to Shareholders over the internet (rather than in paper form) in accordance with the rules of the SEC and the “notice-and-access” provisions provided for under National Instrument 54-101 – Communication with Beneficial Owners of Securities of a Reporting Issuer. This means that, rather than receiving paper copies of the proxy materials in connection with the Meeting in the mail, Shareholders will have access to them online.

Shareholders may request to receive paper copies of the proxy materials related to the above referenced meeting by mail at no cost. Shareholders may request to receive a paper copy of the Materials for up to one year from the date the Materials were filed on www.sedar.com.

For more information regarding notice-and-access or to obtain a paper copy of the Materials you may contact our transfer agent, Odyssey Trust Company, via www.odysseycontact.com or by phone at 1-888-290-1175 (toll-free within North America) or 1-587-885-0960 (direct from outside North America).

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Lynn Gefen
Lynn Gefen
Chief Legal Officer and Corporate Secretary

Toronto, Ontario
May 2, 2023

We have filed our Management Discussion & Analysis and Annual Report on Form 10-K for the fiscal year ended December 31, 2022 under the Corporation’s profile on the System for Electronic Document Analysis and Retrieval (“SEDAR”) at www.sedar.com and with the United States Securities and Exchange Commission (the “SEC”) through EDGAR at www.sec.gov/edgar, respectively. Such documents can be accessed free of charge. Shareholders can also access this proxy statement and our Annual Report on Form 10-K at https://ir.terrascend.com. A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 is also available without charge upon written request to us via email at IR@terrascend.com.

MANAGEMENT INFORMATION CIRCULAR and proxy statement
FOR 2023 ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON June 22, 2023
at 1:00 P.M. (EASTERN TIME)

This management information circular and proxy statement (the “Circular”) is being furnished to holders (“Shareholders”) of common shares (the “Common Shares”) in the capital of TerrAscend Corp. (“TerrAscend” or the “Corporation”) in connection with the solicitation of proxies by management of the Corporation for use at the annual general and special meeting of Shareholders to be held virtually at https://web.lumiagm.com/239473997 (password: “terrascend2023” (case-sensitive)) on June 22, 2023, at 1:00 p.m. (Eastern Time) (the “Meeting”), or any adjournment(s) or postponement(s) thereof, for the purposes set forth in the accompanying notice of meeting (the “Notice of Meeting”).

INFORMATION CONTAINED IN THIS CIRCULAR

Information contained in this Circular is given as of May 1, 2023, unless otherwise specifically stated. Unless otherwise indicated herein as Canadian dollars (C), all dollar amounts are in United States (US) dollars.

The Corporation is a reporting issuer or equivalent in the provinces of British Columbia, Alberta and Ontario and files its continuous disclosure documents with the provincial securities regulatory authorities of those provinces. The continuous disclosure documents of the Corporation are filed under the Corporation’s profile on the System for Electronic Document Analysis and Retrieval (“SEDAR”) at www.sedar.com and with the United States Securities and Exchange Commission (the “SEC”) through EDGAR at www.sec.gov/edgar.

CAUTION REGARDING CANNABIS OPERATIONS IN THE UNITED STATES

Investors should note that there are significant legal restrictions and regulations that govern the cannabis industry in the US. Cannabis remains a Schedule I drug under the US Controlled Substances Act, making it illegal under federal law in the US to, among other things, cultivate, distribute or possess cannabis in the US. Financial transactions involving proceeds generated by, or intended to promote, cannabis-related business activities in the US may form the basis for prosecution under applicable US federal money laundering legislation.

While the approach to enforcement of such laws by the federal government in the US has trended toward non-enforcement against individuals and businesses that comply with medical- or adult-use cannabis programs in states where such programs are legal, strict compliance with state laws with respect to cannabis will neither absolve the Corporation of liability under US federal law, nor will it provide a defense to any federal proceeding which may be brought against the Corporation. The enforcement of federal laws in the US is a significant risk to the business of the Corporation and any proceedings brought against the Corporation thereunder may adversely affect the Corporation’s operations and financial performance.

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INFORMATION CONCERNING THE CORPORATION

General Information

The Corporation was incorporated under the Business Corporations Act (Ontario) (“OBCA”) as “TerrAscend Corp.” on March 7, 2017. The Corporation’s registered and head office is located at 3610 Mavis Road, Mississauga, Ontario L5C 1W2. The Board has determined to move the Corporation's registered office to 77 City Centre Drive, East Tower - Suite 501, Mississauga, ON L5B 1M5. In accordance with the OBCA, the Board intends to change the registered office to 77 City Centre Drive, East Tower - Suite 501, Mississauga, ON L5B 1M5 to be effective May 10, 2023.The Common Shares are listed and posted for trading on the Canadian Securities Exchange (the “CSE”) under the symbol “TER” and on the OTCQX® Best Market under the symbol “TRSSF”.

Voting Securities and Principal Holders of Voting Securities

The Corporation is authorized to issue an unlimited number of Common Shares, an unlimited number of proportionate voting shares (“Proportionate Voting Shares”), an unlimited number of non-participating, non-voting, unlisted exchangeable shares (“Exchangeable Shares”), and an unlimited number of preferred shares, issuable in series (“Preferred Shares”). As of the close of business on April 27, 2023 (the “Record Date”), there were a total of 274,625,998 Common Shares, no Proportionate Voting Shares, 63,492,037 Exchangeable Shares and 12,950 Preferred Shares issued and outstanding. Each Common Share entitles the holder thereof to one vote on all matters to be acted upon at the Meeting, and each Proportionate Voting Share would entitle the holder thereof to 1,000 votes on all matters to be acted upon at the Meeting. The Exchangeable Shares and the Preferred Shares are not entitled to vote at the Meeting. Therefore, there are a total of 274,625,998 votes eligible to be cast at the Meeting.

To the knowledge of the directors and executive officers of the Corporation, as of the Record Date, no person or company beneficially owns, or controls or directs, directly or indirectly, Common Shares carrying 10% or more of the voting rights attached to the Common Shares except for the following:

Name of Shareholder	Number of Votes Held	Percentage of Total Eligible Votes (1)
Jason Wild	88,621,984 (2)	32.27%

_______________

(1)
Based on a total of 274,625,998 Common Shares outstanding on an undiluted basis as of the Record Date.
(2)
Jason Wild, the Executive Chairman of the Corporation and Chairman of the Board, directly and indirectly controls 88,621,984 Common Shares representing 32.27% of the Common Shares as of the Record Date.

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GENERAL PROXY MATTERS

Solicitation of Proxies

Management of the Corporation is using this Circular to solicit proxies from Shareholders for use at the Meeting. TerrAscend will bear all costs associated with the preparation and mailing of this Circular, the Notice of Meeting and the accompanying form of proxy, as well as the cost of the solicitation of proxies. Solicitations of proxies will be primarily made by mail, but may also be made by telephone, by email, by other means of electronic transmission or in person by directors, officers and employees of TerrAscend. TerrAscend will pay for the delivery of its proxy-related materials indirectly to all Non-Registered Shareholders (as defined below). Banks, brokerage houses and other custodians and nominees or fiduciaries will be requested to forward proxy solicitation material to their principals and to obtain authorizations for the execution of proxies.

As permitted by the rules of the SEC and the Canadian securities regulators, the Corporation is providing meeting related materials to Shareholders over the internet (rather than in paper form) in accordance with the rules of the SEC and the “notice-and-access” provisions provided for under National Instrument 54-101 – Communication with Beneficial Owners of Securities of a Reporting Issuer. This means that, rather than receiving paper copies of the proxy materials in connection with the Meeting in the mail, Shareholders will have access to them online.

Record Date

The Board fixed the close of business on April 27, 2023 as the Record Date for determining which Shareholders shall be entitled to receive notice of, and to vote at, the Meeting. Only Shareholders of record as of the Record Date are entitled to receive notice of, and to vote at, the Meeting or any adjournment(s) or postponement(s) thereof. Persons who acquire Common Shares after the Record Date will not be entitled to vote such shares at the Meeting.

Appointment and Revocation of Proxies

The persons named in the enclosed form of proxy are directors and/or officers of the Corporation. A Shareholder has the right to appoint a person, persons or entity (who need not be a Shareholder) other than the persons designated in the form of proxy provided by the Corporation to attend and act on behalf of the Shareholder at the Meeting. A Shareholder wishing to exercise this right may do so by inserting the name(s) of the desired person, persons or entity in the blank space provided in the form of proxy or by completing another proper form of proxy. This is an additional step to be completed once you have submitted your form of proxy or voting instruction form (see section below entitled “Virtual Meeting Protocols: Registering a Proxyholder to Attend the Meeting”). In order to be effective, a proxy must be received by the Corporation’s transfer agent, Odyssey Trust Company (“Odyssey”), at Trader’s Bank Building, 702, 67 Yonge Street, Toronto, Ontario, M5E 1J8, or over the Internet as specified in the form of proxy, by 1:00 p.m. (Eastern Time) on June 20, 2023, or not less than 48 hours (excluding Saturdays, Sundays and holidays) before the time fixed for the Meeting or any adjournment(s) or postponement(s) thereof. The Chair of the Meeting may waive or extend the proxy cut-off without notice and in his sole discretion. The proxy must be in writing and executed by the Shareholder, or such Shareholder’s attorney authorized in writing, or if such Shareholder is a corporation, under its corporate seal or by a duly authorized officer or attorney thereof.

A registered Shareholder who has given a proxy may revoke it by an instrument in writing executed by such registered Shareholder, by such registered Shareholder’s attorney authorized in writing or, if the registered Shareholder is a corporation, under its corporate seal or by a duly authorized officer or attorney thereof, and delivered either to the Corporation or to Odyssey at the address specified above at any time up to and including the last business day preceding the day of the Meeting, or any adjournment(s) or postponement(s) thereof, or with the Chair of the Meeting on the day of the Meeting before the commencement of the Meeting or the reconvening of any adjournment or postponement of the Meeting. A revocation of a proxy will not affect a matter on which a vote is taken before the revocation.

If you are a Non-Registered Shareholder who has voted by proxy through your Intermediary (as defined below) and would like to change or revoke your vote, contact your Intermediary to discuss whether this is possible and what procedures you need to follow. The change or revocation of voting instructions by a Non-Registered Shareholder can take several days or longer to complete and, accordingly, any such action should be completed well in advance of the deadline given in the proxy or Voting Instruction Form (as defined below) by the Intermediary or its service company to ensure it is effective.

Proxy Voting

The persons named in the form of proxy will vote (or withhold from voting) the Common Shares in respect of which they are appointed in accordance with the instructions of the Shareholder appointing them, and if the Shareholder specifies a choice with respect to any matter to be acted upon at the Meeting, the persons appointed as proxyholders shall vote accordingly. In the absence of such direction, such Common Shares will be voted FOR the passing of all matters and resolutions described herein. The form of proxy confers discretionary authority upon the persons named therein with respect to amendments or variations to the matters identified in the Notice of Meeting and with respect to other matters which may properly come before the Meeting or any adjournment(s) or postponement(s) thereof. The persons named in the enclosed proxy will have discretionary authority with respect to any amendments or variations of the matters of business to be acted on at the Meeting or any other matters properly brought before the Meeting or any adjournment(s) or postponement(s) thereof, in each instance, to the extent permitted by law, whether or not the amendment, variation or other matter that comes before the Meeting is routine and whether or not the amendment, variation or other matter that comes before the Meeting is contested. As of the date of this Circular, management of the Corporation knows of no such amendments, variations or other matters to come before the Meeting. However, if any other matters should properly come before the Meeting, or any adjournment(s) or postponements(s) thereof, the form of proxy will be voted on such matters in accordance with the best judgment of the persons named in the form of proxy.

Non-Registered Shareholders

Only registered Shareholders or the person(s) they appoint as their proxies are permitted to vote at the Meeting. However, in many cases, Common Shares beneficially owned by a holder whose Common Shares are held by an Intermediary (“Non-Registered Shareholder”) are registered either: (i) in the name of a broker or other intermediary (“Intermediary”) with whom the Non-Registered Shareholder deals in respect of the Common Shares; or (ii) in the name of a clearing agency (such as CDS & Co.) of which the Intermediary is a participant.

In accordance with the requirements of National Instrument 54-101 – Communication with Beneficial Owners of Securities of a Reporting Issuer, the Corporation has elected to send the Notice of Meeting, this Circular and the voting instruction form (“Voting Instruction Form”, and together with the Notice of Meeting and this Circular, “Meeting Materials”) directly to Non-Registered Shareholders through the services of their Intermediary. Typically, Intermediaries will use a service company (such as Broadridge Investor Communications Corporation (“Broadridge”)) to forward Meeting Materials to Non-Registered Shareholders. The Corporation will pay for Intermediaries to deliver the Meeting Materials to Non-Registered Shareholders who have objected to their Intermediary disclosing ownership information about themselves to the Corporation.

These Meeting Materials are being sent to both registered Shareholders and Non-Registered Shareholders. If you are a Non-Registered Shareholder, and the Corporation or its agent has sent the Meeting Materials directly to you, your name, address and information about your holdings of Common Shares have been obtained in accordance with applicable securities regulatory requirements from the Intermediary holding the Common Shares on your behalf. By choosing to send the Meeting Materials to you directly, the Corporation (and not the Intermediary holding the Common Shares on your behalf) has assumed responsibility for (i) delivering the Meeting Materials to you, and (ii) executing your proper voting instructions. Please return your voting instructions as specified in the Voting Instruction Form.

Non-Registered Shareholders will be given, in substitution for the form of proxy otherwise contained in the proxy-related materials, a Voting Instruction Form which, when properly completed and, if applicable, signed by the Non-Registered Shareholder and returned to the Intermediary, as applicable, will constitute voting instructions which the Intermediary, as applicable, must follow. The purpose of this procedure is to permit Non-Registered Shareholders to direct the voting of the Common Shares they beneficially own. Should a Non-Registered Shareholder who receives the Voting Instruction Form wish to vote at the Meeting in person (or have another person attend the vote on behalf of the Non-Registered Shareholder), the Non-Registered Shareholder should so indicate in the place provided for that purpose in the Voting Instruction Form and a form of legal proxy will be sent to the Non-Registered Shareholder. Every Intermediary has its own mailing procedures and provides its own return instructions, which should be carefully followed by Non-Registered Shareholders in order to ensure that their Common Shares are voted at the Meeting. If you have any questions with respect to the voting of Common Shares held through a broker or other Intermediary, please contact the broker or other Intermediary for assistance.

The Corporation may utilize Broadridge’s QuickVoteTM system to assist Shareholders with voting their Common Shares. Certain Non-Registered Shareholders who have not objected to the Corporation knowing who they are (non-objecting beneficial owners) may be contacted by the Corporation, to conveniently obtain a vote directly over the phone.

Voting Thresholds Required for Approval

In order to approve a motion proposed at the Meeting, the affirmative vote of a simple majority of the votes cast by TerrAscend shareholders present virtually or represented by proxy and entitled to vote at the Meeting will be required (an “Ordinary Resolution”) unless the motion requires a special resolution (a “Special Resolution”), in which case the affirmative vote of not less than two-thirds (66⅔%) of the votes cast by TerrAscend shareholders present virtually or represented by proxy and entitled to vote at the Meeting will be required. The following table summarizes the type of resolution needed to approve each proposal outlined below:

Proposal	Type of Resolution
Proposal No. 1: Re-election of the Corporation’s Board until the close of the next annual meeting of Shareholders.	Ordinary Resolution
Proposal No. 2: Ratification of the appointment of MNP LLP, Chartered Professional Accountants, as auditor of the Corporation at remuneration to be fixed by the Board.	Ordinary Resolution
Proposal No. 3: Approval of the amendments to the Corporation’s Stock Option Plan (including all unallocated stock options issuable thereunder).	Ordinary Resolution
Proposal No. 4: Approval of the amendments to the Corporation’s Restricted Share Unit Plan (including all unallocated awards issuable thereunder).	Ordinary Resolution

Proposal No. 5: Approval of the issuance and sale on a private placement basis of TerrAscend Growth Common Shares for aggregate gross proceeds of US$1,000,000, which shall be deemed, for the purposes of section 184(3) of the Business Corporations Act (Ontario), to be a sale of all or substantially all of the assets of the Corporation.

Special Resolution

Virtual Meeting Protocols: Attending and Participating in the Meeting

The Corporation is holding the Meeting as a completely virtual meeting, which will be conducted via live webcast.

Shareholders will not be able to attend the Meeting in person. In order to attend, participate in or vote at the Meeting, Shareholders must have a valid username.

Registered Shareholders and duly appointed proxyholders will be able to attend, participate in and vote at the Meeting online at https://web.lumiagm.com/239473997 (password: “terrascend2023” (case-sensitive)). Such persons may then enter the Meeting by clicking “I have a login” and entering a username and password before the start of the Meeting:

• Registered Shareholders: The control number located on the form of proxy (or in the email notification you received if you have previously consented to receiving shareholder materials via email) is the username. The password to the Meeting is “terrascend2023” (case sensitive). If, as a registered Shareholder you are using your control number to login to the Meeting and you have previously voted, you do not need to vote again when the polls open during the Meeting. By voting at the Meeting, you will revoke your previous voting instructions received prior to voting cut-off.

• Duly appointed proxyholders: Odyssey will provide the proxyholder with a username by e-mail after the voting deadline has passed (see section below entitled “Virtual Meeting Protocols: Registering a Proxyholder to Attend the Meeting”). The password to the Meeting is “terrascend2023” (case sensitive). Only registered Shareholders and duly appointed proxyholders will be entitled to attend, participate in and vote at the Meeting. Non-Registered Shareholders who have not duly appointed themselves as proxyholder will be able to attend the Meeting as a guest but will not be able to participate in or vote at the Meeting. Shareholders who wish to appoint a third party proxyholder to represent them at the Meeting (including Non-Registered Shareholders who wish to appoint themselves as proxyholder to attend, participate in or vote at the Meeting) MUST submit their duly completed proxy or Voting Instruction Form AND register the proxyholder.

Virtual Meeting Protocols: Registering a Proxyholder to Attend the Meeting

The following applies to Shareholders who wish to appoint a person (a “Third Party Proxyholder”) other than the management nominees set forth in the form of proxy or Voting Instruction Form as proxyholder, including Non-Registered Shareholders who wish to appoint themselves as proxyholder to attend, participate in or vote at the Meeting.

Shareholders who wish to appoint a Third Party Proxyholder to attend, participate in or vote at the Meeting as their proxy and vote their Common Shares MUST submit their proxy or Voting Instruction Form (as applicable) appointing such Third Party Proxyholder AND register the Third Party Proxyholder, as described below. Registering your proxyholder is an additional step to be completed AFTER you have submitted your proxy or Voting Instruction Form. Failure to register the proxyholder will result in the proxyholder not receiving a username to attend, participate in or vote at the Meeting.

• Step 1: Submit your proxy or Voting Instruction Form: To appoint a Third Party Proxyholder, insert such person’s name in the blank space provided in the form of proxy or Voting Instruction Form (if permitted) and follow the instructions for submitting such form of proxy or Voting Instruction Form. This must be completed prior to registering such proxyholder, which is an additional step to be completed once you have submitted your form of proxy or Voting Instruction Form. If you are a Non-Registered Shareholder located in the US, you must also provide Odyssey with a duly completed legal proxy if you wish to attend, participate in or vote at the Meeting or, if permitted, appoint a third party as your proxyholder.

• Step 2: Register your proxyholder: To register a proxyholder, Shareholders must send an email to appointee@odysseytrust.com by 1:00 p.m. (Eastern Time) on June 20, 2023 and provide Odyssey with their proxyholder’s contact information, amount of Common Shares appointed, name in which the Common Shares are registered if they are a registered Shareholder, or name of broker where the Common Shares are held if a Non-Registered Shareholder, so that Odyssey may provide the proxyholder with a username via email. Without a username, proxyholders will not be able to attend, participate in or vote at the Meeting.

If you are a Non-Registered Shareholder and wish to attend, participate in or vote at the Meeting, you have to insert your own name in the space provided on the Voting Instruction Form sent to you by your Intermediary, follow all of the applicable instructions provided by your Intermediary AND register yourself as your proxyholder, as described above. By doing so, you are instructing your Intermediary to appoint you as proxyholder. It is important that you comply with the signature and return instructions provided by your Intermediary.

Virtual Meeting Protocols: Legal Proxy – US Non-Registered Shareholders

If you are a Non-Registered Shareholder located in the United States and wish to attend, participate in or vote at the Meeting or, if permitted, appoint a Third Party Proxyholder, in addition to the steps described above, you must obtain a valid legal proxy from your Intermediary. Follow the instructions from your Intermediary included with the legal proxy form and the Voting Information Form sent to you, or contact your Intermediary to request a legal proxy form or a legal proxy if you have not received one. After obtaining a valid legal proxy from your Intermediary, you must then submit such legal proxy to Odyssey. Requests for registration from Non-Registered Shareholders located in the United States that wish to attend, participate in or vote at the Meeting or, if permitted, appoint a third party as their proxyholder must be sent by email to appointee@odysseytrust.com and received by 1:00 p.m. (Eastern time) on June 20, 2023.

Virtual Meeting Protocols: Voting at the Meeting

Any Shareholder who has already submitted a duly completed form of proxy or Voting Instruction Form does not need to vote again when the polls open during the Meeting. By voting at the Meeting, you will revoke your previous voting instructions received prior to voting cut-off.

Registered Shareholders and proxyholders who have registered prior to the Meeting by following the steps above may vote at the Meeting by completing the poll online during the Meeting.

Questions at the Meeting

The Corporation believes that the ability to participate in the Meeting in a meaningful way, including asking questions, remains important despite the decision to hold this year’s Meeting virtually. It is anticipated that registered Shareholders and proxyholders (including Non-Registered Shareholders who have appointed themselves as proxyholder) will have substantially the same opportunity to ask questions related to the matters of business to be considered at the Meeting as in past years when the annual meeting of Shareholders was held in person. Only registered Shareholders and duly appointed proxyholders will be able to submit questions. Guests will not be able to submit questions. To ask a question, please follow the steps outlined on the virtual meeting platform.

Questions related to the matters to be considered at the Meeting will be addressed at the relevant time during the Meeting. As at an in-person meeting, to ensure fairness for all attendees, the Chair of the Meeting will decide on the amount of time allocated to each question and will have the right to limit or consolidate questions and to reject questions that do not relate to the business of the Meeting or which are determined to be inappropriate, do not directly relate to the matters to be considered at the Meeting, or are otherwise out of order.

Difficulties Accessing the Meeting

If you are accessing the Meeting you must remain connected to the Internet at all times during the Meeting in order to vote when balloting commences. It is your responsibility to ensure Internet connectivity for the duration of the Meeting. Note that if you lose connectivity once the Meeting has commenced, there may be insufficient time to resolve your issue before ballot voting is completed. Therefore, even if you currently plan to access the Meeting and vote during the live webcast, you should consider voting your shares in advance or by proxy so that your vote will be counted in the event you experience any technical difficulties or are otherwise unable to access the Meeting.

Quorum

A quorum of Shareholders is required to transact business at the Meeting. Pursuant to the by-laws of the Corporation, the quorum requirement for the Meeting will be satisfied, and the Meeting will be properly constituted, where the holders of shares representing, in the aggregate, 5% of the shares entitled to vote at a Meeting, whether present or by proxy.

Shareholder Proposals and Director Nominations

Shareholder Proposals for 2023

The final date and time by which the Corporation must receive a proposal for any matter that a Shareholder proposes to raise at the annual meeting of Shareholders to be held on June 22, 2023 must be received by April 23, 2023.

Shareholder Proposals for 2024

To be considered for inclusion in next year’s proxy materials, a shareholder proposal must be submitted in writing on or before (i) January 3, 2024 for proposals submitted pursuant to Rule 14a-8 promulgated under the Exchange Act or (ii) April 23, 2024 for proposals submitted pursuant to the OBCA, and provided such shareholder proposal satisfies all other requirements for shareholder proposals under Rule 14a-8 or the OBCA, as applicable. Any such proposals should be submitted to: TerrAscend Corp. ATT: Corporate Secretary, 77 City Centre Drive, East Tower - Suite 501, Mississauga, ON L5B 1M5. If you wish to bring a matter before the shareholders at next year’s annual meeting by a shareholder proposal and you do not submit a valid shareholder proposal to the Corporation before April 23, 2024, then (i) the Corporation will not be required to include such proposal in the proxy materials for the 2024 Annual Meeting and (ii) for all proxies we receive, the proxyholders will have discretionary authority to vote on the matter, including discretionary authority to vote in opposition to the matter.

Advance Notice Provision

The Corporation’s by-laws include an advance notice provision (the “Advance Notice Provision”). The Advance Notice Provision requires advance notice to the Corporation if nominations of persons for election to the Board are to be made by Shareholders of the Corporation other than pursuant to (i) a requisition of a meeting made pursuant to the provisions of the Corporation’s enacting statute or (ii) a Shareholder proposal made pursuant to the provisions of the Corporation’s enacting statute.

The purpose of the Advance Notice Provision is to ensure that all Shareholders – including those participating in a given meeting by proxy rather than in person – receive adequate notice of the nominations to be considered at the given meeting and can thereby exercise their voting rights in an informed manner. Among other things, the Advance Notice Provision fixes a deadline by which holders of Common Shares must submit director nominations to the Corporation prior to any annual or special meeting of Shareholders and sets forth the minimum information that a Shareholder must include in the notice to the Corporation for the notice to be in proper written form.

To be timely, a Shareholder’s notice must be received by the Corporation:

i. in the case of an annual (or annual and special) meeting to be held on a date that is 50 days or more after the date on which the first public announcement of the date of that meeting is made, not later than 5:00 p.m. (EST time) on the date that is 30 days before the date of that meeting;

ii. in the case of an annual (or annual and special meeting) to be held on a date that is less than 50 days after the date on which the first public announcement of the date of that meeting is made, not later than 5:00 p.m. (EST time) on the 10th day following the date on which the first public announcement of the date of that meeting is made;

iii. in the case of a special meeting (which is not also an annual meeting) called for the purpose of electing directors (whether or not called for other purposes), not later than 5:00 p.m. (EST time) on the 15th day following the date on which the first public announcement of the date of that meeting is made.

The foregoing is merely a summary of the Advance Notice Provision, is not comprehensive and is qualified by the full text of such provision contained in the Corporation’s by-laws which are available under the Corporation’s profile on SEDAR at www.sedar.com and with the SEC through EDGAR at www.sec.gov/edgar.

The Corporation has not received notice of any nominations in respect of the Meeting in compliance with the Advance Notice Provision at the date of this Circular.

In addition, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Corporation’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 23, 2024.

Dissenters’ Rights

Under the OBCA, dissenters rights are not available to our Shareholders with respect to matters to be voted on at the Meeting, other than with respect to the Transaction Proposal. A description of a registered shareholder’s Dissent Rights is included under the heading “Dissent Rights”.

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GLOSSARY OF TERMS

The following terms used in this Circular have the following meanings:

“Advance Notice Provision”	has the meaning ascribed thereto under the heading “General Proxy Matters – Advance Notice Provision”.
“Advanced Put Notice”	has the meaning ascribed thereto under the heading “Proposal No.5: Transaction Proposal – Background”.
“Aggregate Repurchase Price”

means the sum of: (a) the Repurchase/Put Price; plus (b) the amount equal to 40% of the Subscription Amount less the aggregate Dividend Amounts paid to the Investor as of the date of the Exercise Notice.

“AIP”	has the meaning ascribed thereunder under the heading “Compensation of Named Executive Officers”.
“Arbor”	means Arbor Pharmaceuticals.
“Arrangement Agreement”	has the meaning ascribed thereto under the heading “Transactions With Related Persons”.
“Arthouse”	means Arthouse Entertainment.
“Audit Committee”	means the Audit Committee of the Corporation.
“Break Fee”

means the amount determined by calculating the interest payable on the Subscription Amount from the date of the Subscription Agreement equal to 20% per annum calculated on the basis of a 365-day year whereby the rate used in such calculation is equivalent to the rate so used multiplied by the actual number of days in the calendar year in which the same is to be ascertained and divided by 365.

“Board”	means the board of directors of the Corporation.
“Broadridge”	has the meaning ascribed thereto under the heading “General Proxy Matters – Non-Registered Shareholders”.
“Canopy USA Entities”	has the meaning ascribed thereto under the heading “Audit Committee – Audit Committee Report”.
“Circular”	has the meaning ascribed thereto under the heading “Management Information Circular And Proxy Statement For 2023 Annual General And Special Meeting Of Shareholders”.
“Closing Document”	means any document delivered at or subsequent to the Time of Closing as provided in or pursuant the Subscription Agreement.
“Common Shares”	means the common shares of the Corporation.
“Cookies”	means Cookies Retail Canada Corp.
“Corporation”	means TerrAscend Corp.
“Court”	means the Ontario Superior Court of Justice (Commercial List).
“Credit Agreements”	means, collectively, the Michigan Agreement, the TerrAscend NJ LLC Agreement and the WBD Holding PA Agreement.
“CSA”	means the Controlled Substances Act.
“CSE”	means the Canadian Securities Exchange.

“Director Nominees”	has the meaning ascribed thereto under the heading “Matters To Be Acted Upon At The Meeting – Proposal No. 1: Election of Directors”.
“Dissent Notice”	has the meaning ascribed thereto under the heading “Dissent Rights”.
“Dissent Rights”

means the right of a registered shareholder to dissent to the Transaction Resolution and to be paid the fair value of its shares in respect of which the holder dissents, all in accordance with Section 185 of the OBCA.

“Dissenting Shareholders”

means a registered shareholder who has duly and validly exercised the Dissent Rights and has not withdrawn or been deemed to have withdrawn such exercise of Dissent Rights, but only in respect of shares in respect of which Dissent Rights are validly exercised by such registered shareholder, and “Dissenting Shareholder” means any one of them.

“Dividend Amount”	has the meaning ascribed thereto under the heading “Proposal No. 5: Transaction Proposal – The Transaction Proposal”.
“Eligible Persons”	has the meaning ascribed thereto under the heading “Matters To Be Acted Upon At The Meeting – Proposal No. 3: Approval of the Stock Option Plan Resolution”.
“Exchange Rate”	has the meaning ascribed thereto under the heading “Matters To Be Acted Upon At The Meeting – Proposal No. 2: Ratification of Selection of MNP as Auditor”.
“Exchangeable Shares”	has the meaning ascribed thereto under the heading “Information Concerning The Corporation - Voting Securities and Principal Holders of Voting Securities”.
“Exercise Notice”	has the meaning ascribed thereto under the heading “Proposal No. 5: Transaction Proposal – Background”.
“Gage”	means Gage Growth Corp.
“Grant Date”	has the meaning ascribed thereto under the heading “Matters To Be Acted Upon At The Meeting –2023 Stock Option Plan Amendments”.
“Intermediary”	has the meaning ascribed thereto under the heading “General Proxy Matters – Non-Registered Shareholders”.
“Investment”	has the meaning ascribed thereto under the heading “Proposal No. 5: Transaction Proposal – Background”.

“Investor”	means TERINVEST LLC.
“Investor Nominee”	has the meaning ascribed thereto under the heading “Proposal No. 5: Transaction Proposal – Structure of TerrAscend Growth”.
“ISOs”	has the meaning ascribed thereto under the heading “Matters To Be Acted Upon At The Meeting –2021 Stock Option Plan Amendments”.
“Lender Consents”

means, collectively, the consent, waiver or other agreement of the Lenders, as applicable, pursuant to the Credit Agreements as is necessary to permit the Investment as determined by TerrAscend Growth, acting reasonably.

“Lenders”	means, collectively, the Michigan Lenders, the TerrAscend NJ Lenders and the WBD Lenders.
“Meeting”	has the meaning ascribed thereto under the heading “Notice Of Annual General And Special Meeting Of Shareholders Of Terrascend Corp. To Be Held On June 22, 2023”.
“Meeting Materials”	has the meaning ascribed thereto under the heading “General Proxy Matters – Non-Registered Shareholders”.
“MI 61-101”	has the meaning ascribed thereto under the heading “Transactions With Related Persons”.
“Michigan Agreement”

means the credit agreement made by and among, inter alios, TerrAscend Growth, as parent and co-borrower, the credit parties and lenders party thereto and Chicago Atlantic Admin, LLC dated as of November 22, 2021, as amended by that certain Joinder, First Amendment to Credit Agreement and Security Agreements and Consent dated as of August 10, 2022 and Joinder and Second Amendment to Credit Agreement and Security Agreements dated as of November 29, 2022.

“Michigan Lenders”	means the lenders party to the Michigan Agreement.
“MNP”	has the meaning ascribed thereto under the heading “Matters To Be Acted Upon At The Meeting – Proposal No. 2: Ratification of Selection of MNP as Auditor”.
“Named Executive Officers”	has the meaning ascribed thereto under the heading “Executive Compensation”.
“NEOs”	has the meaning ascribed thereto under the heading “Executive Compensation”.

“NI 52-110”	has the meaning ascribed thereto under the heading “Corporate Governance – Board of Directors”.
“Non-Registered Shareholder”	has the meaning ascribed thereto under the heading “General Proxy Matters – Non-Registered Shareholders”.
“Non-Voting Shares”	has the meaning ascribed thereto under the heading “Proposal No. 5: Transaction Proposal – Background”.
“Notice of Meeting”	means the 2023 Notice of Annual General and Special Meeting of Shareholders of the Corporation
“NP 58-201”	has the meaning ascribed thereto under the heading “Corporate Governance”.
“NQSOs”	has the meaning ascribed thereto under the heading “Matters To Be Acted Upon At The Meeting –2021 Stock Option Plan Amendments”.
“OBCA”	has the meaning ascribed thereto under the heading “Information Concerning the Corporation – General Information”.
“Odyssey”	has the meaning ascribed thereto under the heading “Notice Of Annual General And Special Meeting Of Shareholders Of Terrascend Corp. To Be Held On June 22, 2023”.
“Offer to Pay”	has the meaning ascribed thereto under the heading “Dissent Rights”.
“Options”	has the meaning ascribed thereto under the heading “Matters To Be Acted Upon At The Meeting – Proposal No. 3: Approval of the Stock Option Plan Resolution”.
“Ordinary Resolution”	has the meaning ascribed thereto under the heading “General Proxy Matters – Voting Thresholds Required for Approval”.
“Outside Date”	means August 31, 2023 or such later date as may be agreed to in writing by TerrAscend Growth and the Investor.
“Payment Demand”	has the meaning ascribed thereto under the heading “Dissent Rights”.
“PCAOB”	means Public Company Accounting Oversight Board.
“Pinnacle”	means KISA Enterprises MI Inc.

“Preferred Shares”	has the meaning ascribed thereto under the heading “Information Concerning The Corporation - Voting Securities and Principal Holders of Voting Securities”.
“Proportionate Voting Shares”	has the meaning ascribed thereto under the heading “Information Concerning The Corporation - Voting Securities and Principal Holders of Voting Securities”.
“Protection Agreement”	means the protection agreement between the Corporation and TerrAscend Growth dated April 18, 2023.
“Put Option”	has the meaning ascribed thereto under the heading “Proposal No. 5: Transaction Proposal – Background”.
“Record Date”	has the meaning ascribed thereto under the heading “Notice Of Annual General And Special Meeting Of Shareholders Of Terrascend Corp. To Be Held On June 22, 2023”.
“Repurchase Option”	has the meaning ascribed thereto under the heading “Proposal No. 5: Transaction Proposal – Background”.
“Repurchase/Put Price”

means, on a per TerrAscend Growth Common Share basis, the greater of: (i) the Subscription Price; and (ii) the fair market value of a TerrAscend Growth Common Share, which shall be equal to the product obtained by multiplying 322,580.65 by the volume-weighted average price of the Common Shares on the principal Canadian national or regional securities exchange on which the Common Shares are then listed, or, if the Common Shares are not then listed on a Canadian national or regional securities exchange, the principal other market on which the Common Shares are then traded during the 20 consecutive trading days ending on the day immediately preceding the Exercise Notice or Advanced Put Notice, as the case may be.

“RSU Plan”	means the RSU Plan of the Corporation.
“RSU Plan Resolution”	has the meaning ascribed thereto under the heading “Matters To Be Acted Upon At The Meeting - 2023 RSU Plan Amendments”.
“SEC”	means the United States Securities and Exchange Commission.

“Securities Laws”

means, as applicable, the securities laws, regulations, rules, rulings and orders in each of the provinces and territories of Canada and the United States, the applicable policy statements, notices, blanket rulings, orders and all other regulatory instruments of the securities regulators in each of the provinces/states and territories of Canada and the United States.

“SEDAR”	means System for Electronic Document Analysis and Retrieval.
“Shareholders”	has the meaning ascribed thereto under the heading “Notice Of Annual General And Special Meeting Of Shareholders Of Terrascend Corp. To Be Held On June 22, 2023”.
“Side Letter”	means the side letter agreement dated April 19, 2023 among TerrAscend, TerrAscend Growth and the Investor.
“Special Resolution”	has the meaning ascribed thereto under the heading “General Proxy Matters – Voting Thresholds Required for Approval”.
“Stock Option Plan”	means the Stock Option Plan of the Corporation.
“Stock Option Plan Amendments”	has the meaning ascribed thereto under the heading “Matters To Be Acted Upon At The Meeting –2023 Stock Option Plan Amendments”.
“Stock Option Plan Resolution”	has the meaning ascribed thereto under the heading “Matters To Be Acted Upon At The Meeting –2023 Stock Option Plan Amendments”.
“Subscription Agreement”	means the subscription agreement dated April 19, 2023 between TerrAscend Growth and the Investor.
“Subscription Amount”	has the meaning ascribed thereto under the heading “Proposal No.5: Transaction Proposal – Background”.
“TerrAscend”	means TerrAscend Corp.
“TerrAscend Canada”	means TerrAscend Canada Inc.
“TerrAscend Canada Transfer”	has the meaning ascribed thereto under the heading “Proposal No. 5: Transaction Proposal”.
“TerrAscend Growth”	means TerrAscend Growth Corp. (formerly Gage Growth Corp.).
“TerrAscend Growth Articles”	has the meaning ascribed thereto under the heading “Proposal No. 5: Transaction Proposal – Background”.

“TerrAscend Growth Board”	means the board of directors of TerrAscend Growth.
“TerrAscend Growth Class B Shares”	has the meaning ascribed thereto under the heading “Proposal No. 5: Transaction Proposal – Background”.
“TerrAscend Growth Common Shares”	has the meaning ascribed thereto under the heading “Proposal No. 5: Transaction Proposal – Background”.
“TerrAscend NJ LLC Agreement”

means the loan agreement made by and among, inter alios, TerrAscend NJ LLC, HMS Processing LLC, HMS Hagerstown, LLC and HMS Health, LLC, collectively as borrower, the guarantors party thereto and Pelorus.

“TerrAscend NJ Lenders”	means the lenders party to the TerrAscend NJ LLC Agreement.
“TerrAscend Nominee”	has the meaning ascribed thereto under the heading “Proposal No. 5: Transaction Proposal – Structure of TerrAscend Growth”.
“Third Party Proxyholder”	Has the meaning ascribed thereto under the heading “General Proxy Matters – Virtual Meeting Protocols: Registering a Proxyholder to Attend the Meeting”.
“Time of Closing”	means 8:00 a.m. (Eastern Time) on the date on which the closing of the Investment occurs, or such other time as may be agreed to by TerrAscend Growth and the Investor.
“Transaction Documents”	means the Subscription Agreement, the Protection Agreement, the Side Letter and the Closing Documents.
“Transaction Proposal”	has the meaning ascribed thereto under the heading “Proposal No. 5: Transaction Proposal”.
“Transaction Resolution”	has the meaning ascribed thereto under the heading “Proposal No. 5: Transaction Proposal”.
“TSX”	means the Toronto Stock Exchange.
“TSX Listing”	means the Corporation’s proposed listing of its Common Shares on the TSX.
“TSX Requirements”	has the meaning ascribed thereto under the heading “Proposal No. 5: Transaction Proposal – Background”.

“TSX Staff Notice”	has the meaning ascribed thereto under the heading “Proposal No. 5: Transaction Proposal – Background”.
“US GAAP”	has the meaning ascribed thereto under the heading “Matters To Be Acted Upon At The Meeting – Proposal No. 2: Ratification of Selection of MNP as Auditor”.
“Veloxis”	means Veloxis Pharmaceuticals, Inc.
“Voting Instruction Form”	Has the meaning ascribed thereto under the heading “General Proxy Matters – Non-Registered Shareholders”.
“WBD Holding PA Agreement”

means the credit agreement by and among, inter alios, WDB Holding PA, Inc., as borrower, the loan parties party thereto and Acquiom Agency Services LLC, dated as of December 18, 2020, as amended by Amendment No. 1 thereto, dated as of April 28, 2022 and Amendment No. 2, dated as of November 11, 2022.

“WBD Lenders”	means the lenders party to the WBD Holding PA Agreement.

MATTERS TO BE ACTED UPON AT THE MEETING

Presentation of Financial Statements

The audited consolidated financial statements of the Corporation for the year ended December 31, 2022 and the report of the auditor thereon will be presented at the Meeting. The financial statements of the Corporation and the report of the auditor thereon are publicly available under the Corporation’s profile on SEDAR at www.sedar.com and on the SEC’s website through EDGAR at www.sec.gov/edgar. No vote by the Shareholders with respect to the audited consolidated financial statements is required.

Proposal No. 1: Election of Directors

The Board of the Corporation currently consists of six directors, five of whom have been recommended for re-election to the Board by the Nominating and Corporate Governance Committee: Craig Collard, Kara DioGuardi, Ira Duarte, Ed Schutter, and Jason Wild (the “Director Nominees”). Mr. Collard, Ms. DioGuardi, Mr. Schutter, and Mr. Wild are each a current director of the Corporation who was previously elected by the Shareholders. Ms. Duarte, a member of the Board of the Corporation since December 2, 2022, was recommended by Craig Collard, a non-management director, to be a member of the Board of the Corporation. Each elected director will hold office until the close of the next annual meeting of Shareholders following his or her election, or any postponement(s) or adjournment(s) thereof, unless his or her office is vacated earlier or until his or her successor is elected or appointed. Effective immediately prior to the Meeting, upon Ms. Swartzman ceasing to be a director of the Corporation, the Board shall consist of five directors.

Management does not contemplate that any of the Director Nominees will be unable to serve as a director, but if that should occur for any reason prior to the Meeting, it is intended that discretionary authority shall be exercised by the persons named in the accompanying form of proxy to vote the proxy for the election of any other person or persons in place of any Director Nominee(s) unable to serve.

Unless otherwise indicated, the persons designated as proxyholders in the accompanying form of proxy will vote the Common Shares represented by such form of proxy, properly executed, FOR the election of each of the Director Nominees.

The following table sets forth information about each Director Nominee, including (i) his or her name, age, and province or state and country of residence, (ii) the period during which each has served as a director, (iii) memberships on committees of the Board, (iv) present principal occupation, business or employment, and (v) the number of Common Shares of the Corporation or any of its subsidiaries beneficially owned, or controlled or directed, directly or indirectly.

Information regarding the number of Common Shares beneficially owned, or controlled or directed, directly or indirectly, by the Director Nominees, not being within the knowledge of the Corporation, is based upon information furnished by the applicable Director Nominee and is as at the date hereof.

Name, Age, Province or State and Country of Residence	Principal Occupation	Current Position(s) with the Corporation	Director Since	Number of Common Shares Beneficially Owned, or Controlled or Directed, Directly or Indirectly
Craig Collard, 57 North Carolina, United Sates	CEO and Director, Heron Therapeutics	Lead Independent Director Chair of the Nominating and Corporate Governance Committee Member of the Audit Committee and Compensation Committee	December 6, 2018	408,579 Common Shares(1)
Kara DioGuardi, 52 Maine, United States	Co-Founder, Arthouse Entertainment	Director Member of Compensation Committee Member of Nominating and Corporate Governance Committee	March 3, 2022	60,827 Common Shares (2)

Name, Age, Province or State and Country of Residence	Principal Occupation	Current Position(s) with the Corporation	Director Since	Number of Common Shares Beneficially Owned, or Controlled or Directed, Directly or Indirectly
Ira Duarte, 54 North Carolina, United States	Chief Financial Officer, Veloxis Pharmaceuticals	Director Chair of the Audit Committee Member of Nominating and Corporate Governance Committee	December 2, 2022	Nil
Ed Schutter, 71 Georgia, United States	Director	Director Chair of the Compensation Committee	November 2, 2020	1,123,645 Common Shares (3)
Jason Wild, 50 New York, United States	President and Chief Investment Officer, JW Asset Management, LLC	Director, Chairman of the Board, Executive Chairman	December 8, 2017	88,621,984 Common Shares (4)

________________

(1)
Mr. Collard also owns 150,000 options to purchase Common Shares pursuant to the Stock Option Plan (as defined below), and has additional economic exposure to the Corporation’s securities through a non-controlling investment in one of the entities controlled by Jason Wild that has a significant investment in the Corporation. Mr. Collard also owns 10,287 restricted stock units (“RSUs”) pursuant to the RSU Plan (as defined below).
(2)
Ms. DioGuardi has additional economic exposure to the Corporation’s securities through a non-controlling investment in one of the entities controlled by Jason Wild that has a significant investment in the Corporation.
(3)
Mr. Schutter has economic exposure to the Corporation’s securities through a non-controlling investment in one of the entities controlled by Jason Wild that has a significant investment in the Corporation. Mr. Schutter also owns 12,600 Common Share purchase warrants exercisable for one Common Share at a price of C$6.49 until November 6, 2024, and 10,507 RSUs pursuant to the RSU Plan.
(4)
Mr. Wild controls 2,257,324 Common Shares held by Jason Wild personally; 35,157 Common Shares held by Howard Wild 2012 Grandchildren’s Trust; 159,984 Common Shares held by Insight Wellness Fund, LLC; 1,299,070 Common Shares held by JW Growth Fund, LLC; 19,352,516 Common Shares held by JW Opportunities Master Fund, Ltd.; 50,621,892 Common Shares held by JW Partners, LP; 12,605,280 Common Shares held by JW Select Investments, LP; 2,290,761 Common Shares held by JW Opportunities Fund LLC; 3,000 Preferred Shares held by JW Opportunities Master Fund, Ltd.; and 7,000 Preferred Shares held by JW Partners, LP. Mr. Wild also controls 1,800,600 Common Share warrants held by JW Partners, LP, 771,685 Common Share warrants held by JW Opportunities Master Fund, LTD, 34,297 Common Share warrants held by JW Growth Fund, LLC, 8,574 Common Share warrants held by Insight Wellness Fund, LLC, 2,679,464 Common Share warrants held by JW Opportunities Fund, LLC, 1,834,897 Common Share warrants held by JW Select Investments, 3,000 Preferred Share purchase warrants held by JW Opportunities Master Fund, Ltd. and 7,000 Preferred Share purchase warrants held by JW Partners, LP, each exercisable for one Preferred Share at a price of $3,000 until May 22, 2023. Mr. Wild also owns 1,200,000 options to purchase Common Shares pursuant to the Stock Option Plan and 23,923 RSUs pursuant to the RSU Plan.

Director Biographies

The following are brief profiles of our Director Nominees, including a description of each individual’s principal occupation within the past five years.

Craig Collard

Craig A. Collard has served as a member of our Board since December 2018. Mr. Collard is currently the Chief Executive Officer and a member of the board of Heron Therapeutics, Inc., a commercial-stage biotechnology company, positions he has held since April 2023 and February 2023, respectively. He served as the Chief Executive

Officer of Veloxis Pharmaceuticals, Inc. (“Veloxis”) from December 2015 until December 2021. Mr. Collard is a member of the board of directors of Sierra Oncology, Inc. Mr. Collard holds a Bachelor of Science in Engineering from the Southern College of Technology (now Southern Polytechnic State University) in Marietta, Georgia. The Corporation believes that Mr. Collard is qualified to serve on the Board of Directors because of his extensive experience as an executive, his experience as a director and his industry experience in pharmaceuticals.

Kara DioGuardi

Kara DioGuardi has served as a member of our Board since March 2022. Ms. DioGuardi co-founded Arthouse Entertainment (“Arthouse”), a music publishing company, in 2000 and is currently the Chief Executive Officer of Arthouse. Ms. DioGuardi graduated from Duke University in 1992 with a Bachelor of Political Science and Government. The Corporation believes that Ms. DioGuardi is qualified to serve on the Board because of her extensive industry experience in the music and publishing industry that brings a strong understanding of people, marketing and culture.

Ira Duarte

Ira Duarte has served as a member of our Board since December 2022. Ms. Duarte currently serves as Chief Financial Officer of Veloxis, a position she has held since October 2018, and has held other finance roles at Veloxis from 2009 to 2018. A Certified Public Accountant, Ms. Duarte holds a B.S. in Accounting from Florida Atlantic University. The Corporation believes that Ms. Duarte is qualified to serve on the Board because of her extensive experience as an executive, her financial expertise as a CFO and her industry experience in pharmaceuticals.

Ed Schutter

Ed Schutter has served as a member of our Board since November 2020. Mr. Schutter was Chief Executive Officer of Arbor Pharmaceuticals (“Arbor”) from 2010 to 2021. Mr. Schutter is a registered pharmacist with a B.S. degree in Pharmaceutical Sciences from Mercer University and an M.B.A. from Kennesaw State University. He has also completed graduate studies in International Business at Njienrode University, Amsterdam, Netherlands. Mr. Schutter is currently a board member of Vitruvias Therapeutics, Intrance Medical Systems and Establishment Labs. The Corporation believes that Mr. Schutter is qualified to serve on the Board because of his extensive experience as an executive, his experience as a director and his industry experience in pharmaceuticals.

Jason Wild

Jason Wild has served as Chairman of our Board since December 2017. Mr. Wild is the President and Chief Investment Officer of JW Asset Management, LLC, an investment fund that he founded in 2003. Mr. Wild has also worked as a professional portfolio manager at JW Asset Management, LLC since 2003. Mr. Wild received a Bachelor’s Degree in Pharmacy from the Arnold and Marie Schwartz College of Pharmacy. The Corporation believes that Mr. Wild is qualified to serve on the Board because of his extensive experience in capital markets, the cannabis industry and his experience in pharmaceuticals.

Director Skills Matrix

In addition to the information provided in our directors’ biographies and elsewhere in this Circular, the following matrix summarizes certain skills and experience of our current directors, taking into account a number of qualifications we believe are important for service on our Board. This matrix is based on self-reported data collected from our directors. The matrix is intended to provide a summary of our directors’ self-reported qualifications and should not be considered to be a complete list of each director’s strengths and contributions to our Board.

Family Relationships

There are no family relationships between any of our executive officers, directors or Director Nominees.

Cease Trade Orders

To the knowledge of the Corporation, no proposed director of the Corporation is, or within the ten years before the date of this Circular, has been, a director or officer of any company that:

(a)
was subject to a cease trade order, an order similar to a cease trade order, or an order that denied the relevant company access to any exemption under securities legislation, that was in effect for a period of more than 30 consecutive days that was issued while the proposed director was acting in the capacity as director, chief executive officer or chief financial officer; or
(b)
was subject to a cease trade order, an order similar to a cease trade order, or an order that denied the relevant company access to any exemption under securities legislation, that was in effect for a period of more than 30 consecutive days that was issued after the proposed director ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer.

Bankruptcies

To the knowledge of the Corporation, no proposed director of the Corporation is, or within ten years before the date of this Circular, has been, a director or an executive officer of any company that, while the person was acting in that capacity, or within a year of that person ceasing to act in the capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or was subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold its assets or made a proposal under any legislation relating to bankruptcies or insolvency.

To the knowledge of the Corporation, no proposed director of the Corporation has, within the ten years before the date of this Circular, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the proposed director.

Penalties and Sanctions

To the knowledge of the Corporation, no proposed director of the Corporation has been subject to: (a) any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority; or (b) any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable securityholder in deciding whether to vote for a proposed director.

Proposal No. 2: Ratification of Appointment of MNP as Auditor

Management proposes the ratification of the appointment by the audit committee of MNP LLP (“MNP”), Chartered Professional Accountants, of Toronto, Ontario, as auditor of the Corporation at remuneration to be fixed by the Board. MNP was first appointed as auditor of the Corporation on March 7, 2017. To the Corporation’s knowledge, a representative of MNP will not be present at the Meeting, although the firm will be permitted to make a statement if it so desires.

The following table sets out the fees for services provided to the Corporation by our independent registered public accounting firm for the years ended December 31, 2022 and December 31, 2021.

Nature of Services	December 31, 2022(1)	December 31, 2021 (1)
Audit Fees(2)	$2,286,914	$1,414,961
Audit-Related Fees(3)	$5,758	$114,197
Tax Fees(4)	$193,216	$48,616
All Other Fees	$--	$--
Total	$2,485,888	$1,577,774

________________

(1) Such fees were paid in Canadian dollars and translated into U.S. dollars using the daily average exchange rate as reported by the H.10 statistical release of the Board of Governors of the Federal Reserve System on December 31, 2022 of C$1.3014 = US$1.00 and on December 31, 2021 of C$1.2753 = US$1.00 for the respective periods (the “Exchange Rate”, as applicable).

(2) Consists of fees for audit services. This includes, among other things, quarterly reviews and audit of the annual financial statements, including audit of historical financial statements converted from International Financial Reporting Standards to U.S. generally accepted accounting principles (“US GAAP”), and services that are normally provided in connection with statutory and regulatory filings or engagements. Included in audit fees are audit services of $636,335 relating to the Company’s Form 8-K for the acquisition of Gage Growth Corp. The 8-K filing included the December 31, 2021 audited standalone financial statements of Gage Growth Corp.

(3) Consists of fees that traditionally are performed by the independent accountant. This includes, among other things, review of the Registration Statement on Form 10 and the Registration Statements on Form S-8 and S-3 filings.

(4) Consists of fees billed for tax planning, tax advice and various taxation matters.

The Corporation’s audit committee (the “Audit Committee”) pre-approved all services provided by MNP in 2022. The Audit Committee has pre-approved all services anticipated to be provided by MNP during 2023.

On March 15, 2023, the Corporation adopted an Audit Committee Pre-approval Policy for the approval of services of the independent registered accounting firm. The Policy sets forth the particular services that may be pre-approved on a collective basis as well as the procedures for such pre-approval. The policy generally pre-approves specified services in the defined categories of audit-services, audit-related services and tax services up to specified amounts. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent auditor or on an individual, explicit, case-by-case basis before the independent auditor is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting.

Unless otherwise indicated, the persons designated as proxyholders in the accompanying form of proxy will vote the Common Shares represented by such form of proxy, properly executed, FOR the re-appointment of MNP as auditor of the Corporation to hold office until the close of the next annual meeting of Shareholders and the authorization of the Board to fix their remuneration.

Proposal No. 3: Approval of the Stock Option Plan Resolution and Unallocated Options

At the Meeting, management is seeking Shareholder approval of certain amendments to the Corporation’s stock option plan (the “Stock Option Plan”) and the approval of all unallocated stock options issuable thereunder in anticipation of the Corporation’s proposed TSX Listing pursuant to the Transaction Proposal as described further in this Circular. Management is also seeking an increase to the aggregate plan limit for the Stock Option Plan and the RSU Plan

(together with any other share compensation arrangement of the Corporation) from a rolling 10% to 15% of the outstanding Common Shares on each date on which the award is granted (on a non-diluted basis).

The Stock Option Plan was originally adopted and approved by the Board effective March 8, 2017, was further amended and restated on November 2, 2021 and on April 19, 2023 as further described below. The Stock Option Plan governs the grant, administration and exercise of options to purchase Common Shares (“Options”) which may be granted to employees, directors or consultants (“Eligible Persons”) of the Corporation. A copy of the Stock Option Plan, including the recent amendments, is attached as Schedule “B” of the Circular and available under the Corporation’s profile on SEDAR at www.sedar.com and on the SEC’s website at www.sec.gov. For a description of the key features of the Stock Option Plan see the section below entitled “Stock Option Plan and RSU Plan – Stock Option Plan”.

2021 Stock Option Plan Amendments

In November 2021, the Corporation undertook certain normal course revisions to the Stock Option Plan to: (i) extend the standard vesting provisions of options granted under the Stock Option Plan from 33.3% on each of the first three anniversary dates from the date of grant to 25% on each of the first four anniversary dates from the date of grant; (ii) clarify that in the case of a voluntary resignation of employment from the Corporation or a subsidiary, any vested portion of options held by a participant will expire on the earlier of the expiry date of the option and the date which is 90 days after the termination date; and (iii) make other conforming changes to the plan for the participation of U.S. participants, including to permit the award of Options to U.S. taxpayers that can be either non-qualified stock options that do not meet the requirements of Section 422 of the United States Internal Revenue Code (“NQSOs”) or incentive stock options (referred to herein as “ISOs”) that are qualified under Section 422 of the United States Internal Revenue Code.

ISOs allow more favorable U.S. federal income tax treatment, in some circumstances, for participants in the Stock Option Plan who are subject to United States federal income tax. However, the Corporation may not be entitled to a compensation expense deduction when ISOs are exercised for purposes of the Corporation’s United States corporate income taxes. The Stock Option Plan does not require that Options awarded to United States participants in the Plan be ISOs; the Corporation has discretion to award either ISOs or NQSOs under the Stock Option Plan, as amended.

The Corporation has not granted any ISOs under the Stock Option Plan, and will not do so unless and until shareholder approval for the amendments is obtained at the Meeting. Other than the revisions to permit the award of ISOs to U.S. taxpayers, the other amendments to the Stock Option Plan in 2021 were within the authority of the Board to make without Shareholder approval under the terms of the Stock Option Plan.

2023 Stock Option Plan Amendments

In anticipation of the Corporation’s proposed TSX Listing pursuant to the Transaction Proposal as described further in this Circular, on April 19, 2023 the Board approved certain revisions to the Stock Option Plan to bring it into conformity with the provisions of the TSX Company Manual.

The Stock Option Plan also includes a number of “housekeeping” amendments, including conforming certain definitions with the Corporation’s RSU Plan for consistency (definitions of: “Corporation”, “Shares” and “Plan”) and updating certain other definitions to conform with TSX requirements (definitions of: “Exchange”, “Insider”, “Investor Relations Activities”, “NI 45-106” and “Share Compensation Arrangement”), all which were within the authority of the Board to make without Shareholder approval under the terms of the Stock Option Plan.

No changes are made to the individual limits on grants to consultants, investor relations persons, to any one participant, or to insiders individually or within any one year. However, the Stock Option Plan has been revised to clarify that the calculation of such limits as a percentage of the Corporation’s then-outstanding Shares will be calculated on a non-diluted basis. Therefore, in order to ensure that the Corporation can continue to make awards under its equity based compensation plans, management is also seeking an increase to the aggregate plan limits for the Stock Option Plan and the RSU Plan (together with any other share compensation arrangement of the Corporation) from a rolling 10%

to 15% of the outstanding Common Shares on each date on which the award is granted (on a non-diluted basis).

The key substantive amendments to the Stock Option Plan for which Shareholder approval at the Meeting is being sought are summarized below:

•
The increase to the aggregate plan limit for the Stock Option Plan (together with any other share compensation arrangement of the Corporation) from a rolling 10% to 15% of the outstanding Common Shares on each date on which the Option is granted (on a non-diluted basis).
•
The definition of “fair market value” for so long as the Shares of the Corporation are listed on an exchange was changed from “the last closing price on such exchange” to “the five (5) day volume weighted average price” of the Shares on such exchange on the date on which the option is granted (the “Grant Date”).
•
The amendment provision applicable to the Stock Option Plan or any grants of options under the Stock Option Plan was deleted in its entirety and replaced with the following provision to bring it into conformity with the provisions of the TSX Company Manual:

The Board may amend, suspend or discontinue the Plan or any Option at any time at its discretion, in good faith, acting reasonably, without obtaining the approval of the shareholders of the Corporation or Participants, provided, however, that no amendment, suspension or discontinuance of the Plan or of any Option may (i) materially and adversely affect any Option previously granted under the Plan without the consent of the Participant; or (ii) contravene the requirements (if any) of the Exchange (including, without limitation, the requirement that disinterested shareholder approval will be required to be obtained in certain circumstances) or any securities commission or regulatory body to which the Plan or the Corporation is subject to. Termination of the Plan shall not affect the ability of the Board to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

For greater certainty and without limiting the generality of the foregoing, shareholder approval shall not be required for the following amendments, subject to any regulatory approvals, including, where required, the approval of the Exchange:

(i) amendments to the Plan to ensure continuing compliance with applicable laws, regulations, requirements, rules or policies of any governmental or regulatory authority or any stock exchange;

(ii) amendments of a "housekeeping", clerical, technical or stylistic nature, which include amendments relating to the administration of the Plan or to eliminate any ambiguity or correct or supplement any provision herein which may be incorrect or incompatible with any other provision hereof;

(iii) changing the terms and conditions governing any Option(s) granted under the Plan, including the vesting terms, the exercise and payment method;

(iv) determining that any of the provisions of the Plan concerning the effect of the Participant’s death or permanent disability, the termination of the Participant’s employment, term of office or consulting engagement or the Participant ceasing to be an Eligible Person shall not apply for any reason acceptable to the Board;

(v) amendments to the definition of Eligible Person;

(vi) changing the termination provisions of the Plan or any Option which, in the case of an Option, does not entail an extension beyond an Option's originally scheduled expiry date;

(vii) the addition of or amendments to any provisions necessary for Options to qualify for favourable tax treatment to Participants or the Corporation under applicable tax laws or otherwise address changes in applicable tax laws;

(viii) amendments relating to the administration of the Plan; and

(ix) any other amendment, whether fundamental or otherwise, not requiring shareholder approval under applicable law or the rules or policies of any Exchange upon which the Shares trade from time to time.

The above description of the amendments contained in the Stock Option Plan is qualified in its entirety by the full text of the Stock Option Plan which is attached as Schedule “B” to this Circular and will be available under the Corporation’s profile on SEDAR at www.sedar.com and on the SEC’s website at www.sec.gov.

For a summary of key terms of the Stock Option Plan, see “Statement of Named Executive Officer – Stock Option Plan and RSU Plan”.

Approval of Unallocated Options under the Stock Option Plan

Section 613(a) of the TSX Company Manual provides that all unallocated options, rights or other entitlements under a listed issuer’s security based compensation arrangements which do not have a fixed maximum aggregate number of securities issuable must be approved by a majority of the issuer's directors and by the issuer's security holders every three years. Given that the Stock Option Plan is a rolling 10% or “evergreen” plan, and in anticipation of the Corporation’s proposed TSX Listing pursuant to the Transaction Proposal as described further in this Circular, management is seeking Shareholder approval of all unallocated Options issuable under the Stock Option Plan.

Options (or any awards under share based compensation plans) are considered to be “allocated” under a plan when they are granted to a participant, and stock options or awards that remain available for grant under a plan are referred to as “unallocated”.

Subject to the approval of the Stock Option Plan Resolution set forth below, the Stock Option Plan provides that the number of Common Shares that may be reserved for issuance upon the exercise of Options to purchase Common Shares (together with any other share compensation arrangement of the Corporation, including the RSU Plan) will not exceed (in the aggregate) 10% of the outstanding Common Shares on each date on which the Option or other award, as applicable, is granted (on a non-diluted basis).

The number of “unallocated” Options is calculated by subtracting (i) the number of Common Shares issuable pursuant to outstanding Options under the Stock Option Plan from (ii) the number calculated as 10% of the issued and outstanding Common Shares at the time.

As at the Record Date, the Corporation has 274,625,998 Common Shares issued and outstanding. Therefore, the aggregate maximum of Common Shares available for issuance pursuant to awards made under both the Stock Option Plan and RSU Plan is 33,811,803. As of the Record Date, there were 19,172,425 Options outstanding under the Stock Option Plan, leaving up to 14,639,378 unallocated Options available for grant (assuming no outstanding RSUs and the continuation of the 10% plan limit).

Assuming the receipt of Shareholder approval of the Stock Option Plan Resolution set forth below to increase the maximum plan limits under both the Stock Option Plan and the RSU Plan from 10% to 15%, as at the Record Date, the aggregate maximum of Common Shares available for issuance pursuant to awards made under both the Stock Option Plan and RSU Plan (assuming a 15% plan limit) would be 41,193,899. As of the Record Date, there were 19,172,425 Options outstanding under the Stock Option Plan, leaving up to 22,021,474 unallocated Options available for grant (assuming no outstanding RSUs, and assuming the increase to 15% plan limit is approved at the Meeting as part of the Stock Option Plan Resolution).

If Shareholder approval is not obtained at the Meeting, the Stock Option Plan will continue to be in full force and effect and all Options issued thereunder will continue unaffected. However, pursuant to the rules of the TSX, all unallocated Options under the Stock Option Plan will be cancelled and the Corporation will not be able to issue any additional Options under the Stock Option Plan, if and only to the extent that the Corporation is subject to the policies of the TSX at the applicable time. If the Stock Option Plan is not approved by Shareholders by April 19, 2024, the

Corporation will not be able to issue ISOs under the Stock Option Plan and options granted to U.S. participants and will continue to be treated as NQSOs.

To be effective, the Stock Option Plan resolution set out below (the “Stock Option Plan Resolution”) requires the affirmative vote of not less than a majority of the votes cast by Shareholders present in person or represented by proxy and entitled to vote at the Meeting. The Board recommends that Shareholders vote FOR the Stock Option Plan Resolution. Common Shares represented by proxies in favor of the person designated on the form of proxy will be voted FOR the Stock Option Plan Resolution, unless a Shareholder has specified in the form of proxy that his, her or its Common Shares are to be voted against the Stock Option Plan Resolution.

The text of the Stock Option Plan Resolution to be submitted to Shareholders at the Meeting is set forth below:

“IT IS HEREBY RESOLVED, THAT:

1.
the stock option plan (the “Stock Option Plan”) of TerrAscend Corp. (the “Corporation”), as amended and restated (the “Stock Option Plan Amendments”), as more particularly described in the management information circular dated May 2, 2023 (the “Circular”), is hereby ratified, confirmed and approved;
2.
the Corporation be and shall have authority to grant incentive stock options that are qualified under Section 422 of the United States Internal Revenue Code for up to 10,000,000 shares of common stock of the Corporation;
3.
all unallocated stock options under the Stock Option Plan and the Stock Option Plan Amendments are hereby ratified, confirmed and approved;
4.
the Corporation be and shall have the authority to grant Stock Options pursuant to and subject to the terms and conditions of the Stock Option Plan until June 22, 2026, being the date that is three years from the date of the shareholder meeting at which approval is currently being sought (in accordance with the policies of the TSX, if and as applicable to the Corporation at such a time) unless the Stock Option Plan is terminated earlier;
5.
any director or officer of the Corporation is hereby authorized and directed, acting for, in the name of and on behalf of the Corporation, to execute or cause to be executed, under the seal of the Corporation or otherwise, and to deliver or cause to be delivered, such other documents and instruments and to do or cause to be done all such other acts and things, as may in the opinion of such director or officer of the Corporation be necessary or desirable to carry out the intent of the foregoing resolutions, the execution of any such document or the doing of any such other act or thing by any director or officer of the Corporation being conclusive evidence of such determination.”

Proposal No. 4: Approval of Amended and Restated Share Unit Plan

The Corporation has a share unit plan which was approved by the Board (the “RSU Plan”) effective November 19, 2019 that governs the grant, administration and release of share units which may be granted to Eligible Persons of the Corporation.

The purpose of the RSU Plan is to (i) to promote a further alignment of interests between directors, officers, consultants and key employees of the Corporation, and the shareholders of the Corporation; (ii) associate a portion of such persons’

compensation with the returns achieved by shareholders of the Corporation; and (iii) attract and retain directors, officers, consultants and key employees with the knowledge, experience and expertise required by the Corporation.

2021 RSU Plan Amendments

In November 2021, the Corporation undertook certain normal course revisions to the RSU Plan to make conforming changes to the plan for the participation of U.S. participants, which were within the authority of the Board to make without Shareholder approval under the terms of the RSU Plan.

2023 RSU Plan Amendments

On April 19, 2023 the Corporation made certain “housekeeping” and other amendments to the RSU Plan in anticipation of the Corporation’s proposed TSX Listing pursuant to the Transaction Proposal as described further in this Circular, to bring the RSU Plan into conformity with the provisions of the TSX Company Manual.

Like the Stock Option Plan, the RSU Plan conforms certain definitions between the two plans for consistency (definition of: “Plan”), and updates certain other definitions to conform with TSX requirements (definitions of: “Exchange”, “Insider”, “NI 45-106” and “Share Compensation Arrangement”), all which were within the authority of the Board to make without Shareholder approval under the terms of the RSU Plan.

No changes are made to the individual limits on grants to consultants, investor relations persons, to any one participant, or to insiders individually or within any one year.

However, the RSU Plan has been revised to clarify that the calculation of such limits as a percentage of the Corporation’s then-outstanding Shares will be calculated on a non-diluted basis. Therefore, in order to ensure that the Corporation can continue to make awards under its equity based compensation plans, management is also seeking an increase to the aggregate plan limits for the RSU Plan and the Stock Option Plan (together with any other share compensation arrangement of the Corporation) from a rolling 10% to 15% of the outstanding Common Shares on each date on which the award is granted (on a non-diluted basis).

The key substantive amendments to the RSU Plan for which Shareholder approval at the Meeting is being sought are summarized below:

•
The increase to the aggregate plan limit for the RSU Plan (together with any other share compensation arrangement of the Corporation) from a rolling 10% to 15% of the outstanding Common Shares on each date on which the RSU is granted (on a non-diluted basis).
•
The amendment provision applicable to the RSU Plan or any grants of awards under the RSU Plan was deleted in its entirety and replaced with the following provision to ensure consistency with the same definition in the Stock Option Plan and bring it into conformity with the provisions of the TSX Company Manual:

The Board may amend, suspend or discontinue the Plan or any Grant at any time at its discretion, in good faith, acting reasonably, without obtaining the approval of the shareholders of the Corporation or Participants, provided, however, that no amendment, suspension or discontinuance of the Plan or of any Grant may (i) materially and adversely affect any rights of a Participant in respect of any Grant previously made under the Plan without the consent of the Participant; or (ii) contravene the requirements (if any) of the Exchange (including, without limitation, the requirement that disinterested shareholder approval will be required to be obtained in certain circumstances) or any securities commission or regulatory body to which the Plan or the Corporation is subject to.

Termination of the Plan shall not affect the ability of the Board to exercise the powers granted to it hereunder with respect to Grants made under the Plan prior to the date of such termination.

For greater certainty and without limiting the generality of the foregoing, shareholder approval shall not be required for the following amendments, subject to any regulatory approvals, including, where required, the approval of the Exchange:

(i) amendments to the Plan to ensure continuing compliance with applicable laws, regulations, requirements, rules or policies of any governmental or regulatory authority or any stock exchange;

(ii) amendments of a "housekeeping", clerical, technical or stylistic nature, which include amendments relating to the administration of the Plan or to eliminate any ambiguity or correct or supplement any provision herein which may be incorrect or incompatible with any other provision hereof;

(iii) changing the terms and conditions governing any Grant(s) made under the Plan, including the vesting terms and settlement method;

(iv) determining that any of the provisions of the Plan concerning the effect of the Participant’s death or permanent disability, the termination of the Participant’s employment, term of office or consulting engagement or the Participant ceasing to be an Eligible Person shall not apply for any reason acceptable to the Board;

(v) amendments to the definition of Eligible Person;

(vi) changing the termination provisions of the Plan or any Grant;

(vii) the addition of or amendments to any provisions necessary for Grants to qualify for favourable tax treatment to Participants or the Corporation under applicable tax laws or otherwise address changes in applicable tax laws;

(viii) amendments relating to the administration of the Plan; and

(ix) any other amendment, whether fundamental or otherwise, not requiring shareholder approval under applicable law or the rules or policies of any Exchange upon which the Shares trade from time to time.

The above description of the amendments contained in the RSU Plan is qualified in its entirety by the full text of the RSU Plan which is attached as Schedule “C” to this Circular and will be available under the Corporation’s profile on SEDAR at www.sedar.com and on the SEC’s website at www.sec.gov.

For a summary of key terms of the RSU Plan, see “Statement of Named Executive Officer – Stock Option Plan and RSU Plan”.

Approval of Unallocated RSUs under the RSU Plan

As noted above in “Approval of Unallocated Options under the Stock Option Plan”, given that the RSU Plan is a rolling or “evergreen” plan, and in anticipation of the Corporation’s proposed TSX Listing pursuant to the Transaction Proposal as described further in this Circular, management is seeking Shareholder approval of all unallocated RSUs issuable under the RSU Plan.

Subject to the approval of the RSU Plan Resolution set forth below, the RSU Plan provides that the number of Common Shares that may be reserved for issuance under the RSU Plan and under any other share compensation plans of the Corporation, including the Stock Option Plan, will not exceed (in the aggregate) 10% of the outstanding

Common Shares on the grant date (on a non-diluted basis).

The number of “unallocated” RSUs is calculated by subtracting (i) the number of Common Shares issuable pursuant to outstanding RSUs under the RSU Plan from (ii) the number calculated as 10% of the issued and outstanding Common Shares at the time (on a non-diluted basis).

As noted above in “Approval of Unallocated Options under the Stock Option Plan”, the aggregate maximum of Common Shares available for issuance pursuant to awards made under both the RSU Plan and the Stock Option Plan is 33,811,803 (assuming a 10% plan limit). As of the Record Date, there were 264,628 RSUs outstanding under the RSU Plan, leaving up to 33,547,175 unallocated RSUs available for grant (assuming no further grants of Stock Options and the continuation of the 10% plan limit).

Assuming the receipt of Shareholder approval of the RSU Resolution set forth below to increase the maximum plan limits under both the RSU Plan and the Stock Option Plan from 10% to 15%, as at the Record Date, the aggregate maximum number of Common Shares available for issuance pursuant to awards made under both the RSU Plan and the Stock Option Plan (assuming a 15% plan limit) would be 41,193,899. As of the Record Date, there were 264,628 RSUs outstanding under the RSU Plan, leaving up to 40,929,271 unallocated RSUs available for grant (assuming no further grants of Stock Options, and assuming the increase to 15% plan limit is approved at the Meeting as part of the RSU Resolution).

If Shareholder approval is not obtained at the Meeting, the RSU Plan will continue to be in full force and effect and all RSUs issued thereunder will continue unaffected. However, pursuant to the rules of the TSX, all unallocated RSUs under the RSU Plan will be cancelled and the Corporation will not be able to issue any additional RSUs under the RSU Plan, if and only to the extent that the Corporation is subject to the policies of the TSX at the applicable time.

To be effective, the RSU Plan resolution (the “RSU Plan Resolution”) requires the affirmative vote of not less than a majority of the votes cast by Shareholders present in person or represented by proxy and entitled to vote at the Meeting. The Board recommends that Shareholders vote FOR the RSU Plan Resolution. Common Shares represented by proxies in favor of the person designated on the form of proxy will be voted FOR the RSU Plan Resolution, unless a Shareholder has specified in the form of proxy that his, her or its Common Shares are to be voted against the RSU Plan Resolution.

The text of the RSU Plan Resolution to be submitted to Shareholders at the Meeting is set forth below:

“IT IS HEREBY RESOLVED, THAT:

1.
the share unit plan (the “RSU Plan”) of TerrAscend Corp. (the “Corporation”), as amended and restated (the “RSU Plan Amendments”), as more particularly described in the management information circular dated May 2, 2023 (the “Circular”), is hereby ratified, confirmed and approved;
2.
all unallocated awards under the RSU Plan and the RSU Plan Amendments are hereby ratified, confirmed and approved;
3.
the Corporation be and shall have the authority to grant awards pursuant to and subject to the terms and conditions of the RSU Plan until June 22, 2026, being the date that is three years from the date of the shareholder meeting at which approval is currently being sought (in accordance with the policies of the TSX, if and as applicable to the Corporation at such time) unless the RSU Plan is terminated earlier;
4.
any director or officer of the Corporation is hereby authorized and directed, acting for, in the name of and on behalf of the Corporation, to execute or cause to be executed, under the seal of the Corporation or otherwise, and to deliver or cause to be delivered, such other documents and instruments and to do or cause to be done all such other acts and things, as may in the opinion of such director or officer of the Corporation be necessary or desirable to carry out the intent of the foregoing resolutions, the execution of any such document or the doing of any such other act or thing by any director or officer of the

Corporation being conclusive evidence of such determination.”

Proposal No. 5: Transaction Proposal

At the Meeting, Shareholders will be asked to consider, and if deemed advisable, pass a special resolution authorizing TerrAscend Growth, a wholly-owned subsidiary of the Corporation, to issue and sell on a private placement basis TerrAscend Growth Common Shares for aggregate gross proceeds of US$1,000,000 (the “Transaction Resolution”), as further described herein, which shall be deemed, for the purposes of section 184(3) of the OBCA, to be a sale of all or substantially all of the assets of the Corporation (the “Transaction Proposal”).

Background

TerrAscend is a cannabis operator with vertically integrated licensed operations in Pennsylvania, New Jersey, Michigan, Maryland and California, and is a cannabis retailer in Ontario, Canada with a dispensary in Toronto, Ontario. TerrAscend’s cultivation and manufacturing practices yield consistent and high-quality cannabis, providing industry-leading product selection to both the medical and legal adult-use markets. Notwithstanding the fact that various states in the U.S. have implemented laws or that have otherwise legalized the use of cannabis, the use of cannabis remains illegal under U.S. federal law for any purpose, by way of the CSA. Given the Corporation’s cannabis activities in the U.S. it has been precluded from listing its securities on certain stock exchanges with more rigorous regulatory restrictions, such as the TSX, as further described below. The Common Shares are currently listed on the CSE under the ticker symbol “TER”.

On October 16, 2017, the TSX provided clarity regarding the application of Sections 306 (Minimum Listing Requirements) and 325 (Management) and Part VII (Halting of Trading, Suspension and Delisting of Securities) of the TSX Company Manual (collectively, the “TSX Requirements”) to issuers with business activities in the cannabis sector. In TSX Staff Notice 2017-0009 (the “TSX Staff Notice”), the TSX stated that issuers with ongoing business activities that violate U.S. federal law regarding cannabis are not in compliance with the TSX Requirements. The TSX noted that these non-compliant business activities may include (i) direct or indirect ownership of, or investment in, entities engaging in activities related to the cultivation, distribution or possession of cannabis in the United States, (ii) commercial interests or arrangements with such entities, (iii) providing services or products specifically targeted to such entities, or (iv) commercial interests or arrangements with entities engaging in providing services or products to U.S. cannabis companies. The TSX reminded issuers that, among other things, should the TSX find that a listed issuer is engaging in activities contrary to the TSX Requirements, the TSX has the discretion to initiate a delisting review.

As part of the Corporation’s overall Canadian strategy, TerrAscend increased its ownership interest in Cookies to 95% of the issued and outstanding shares and such ownership interest will be transferred to TerrAscend Canada in order to sever its Canadian cannabis operations and interests from its U.S. cannabis operations and interests (the “TerrAscend Canada Transfer”). Following the TerrAscend Canada Transfer, TerrAscend will own (i) indirectly through TerrAscend Canada, the Canadian cannabis business, including the Cookies retail cannabis business as well as TerrAscend’s intellectual property portfolio, and (ii) through TerrAscend Growth, all of the U.S. cannabis interests.

On March 14, 2023, the Corporation announced its intention to list on the TSX.

In connection with the Corporation’s strategic initiatives, including its proposed listing of the Common Shares on the TSX, TerrAscend Growth has amended its articles of incorporation, as amended (the “TerrAscend Growth Articles”) to, among other things, reconstitute its share structure such that the authorized share capital of TerrAscend Growth consists of an unlimited number of Class A shares (the “TerrAscend Growth Common Shares”), an unlimited number of Class B shares (the “TerrAscend Growth Class B Shares”) and an unlimited number of non-voting non-participating exchangeable shares (the “Non-Voting Shares”). TerrAscend currently holds all of the TerrAscend Growth Class B Shares.

On April 19, 2023, TerrAscend Growth entered into the Subscription Agreement with the Investor pursuant to which TerrAscend Growth has agreed, subject to the terms and conditions contained therein, to issue TerrAscend Growth Common Shares to the Investor (the “Investment”) in exchange for US$1,000,000 (the “Subscription Amount”). Following the closing of the Investment, the TerrAscend Growth Class B Shares held by the Corporation will automatically be exchanged for Non-Voting Shares, representing approximately 99.8% of the issued and outstanding shares in TerrAscend Growth on an as-converted basis.

TerrAscend Growth will retain an option (the “Repurchase Option”), at any time, to repurchase all of the TerrAscend Growth Common Shares that are held by the Investor at a price per TerrAscend Growth Common Share equal to the Aggregate Repurchase Price. The Aggregate Repurchase Price will be payable by TerrAscend Growth to the Investor in either cash or Common Shares, as determined in the sole discretion of the Investor, subject to compliance with applicable law.

In addition, the Investor will retain an option (the “Put Option”), at any time after four months’ advanced written notice (the “Advanced Put Notice”), with such Advanced Put Notice to be effective only on or after the five year anniversary of the closing of the Investment, to sell all of its TerrAscend Growth Common Shares to TerrAscend Growth at the Repurchase/Put Price, which will be payable in either cash or Common Shares, as determined in the sole discretion of the Investor, subject to compliance with applicable law. The Investor has also been granted the right to appoint one director to the two-person board of directors of TerrAscend Growth.

On April 20, 2023, the Corporation announced the entering into of the Subscription Agreement and the filing of the preliminary Circular with the SEC in order to consider the Transaction Proposal.

In the event the Investment closes and if the Corporation satisfies the listing and regulatory requirements of the TSX and the TSX Listing is complete, the Corporation will be a TSX-listed issuer that will become subject to the TSX Requirements and accordingly will be prohibited from owning or investing, either directly or indirectly, in entities engaging in activities related to the cultivation, distribution or possession of cannabis in the United States that could be deemed to violate applicable federal laws relating to cannabis.

Structure of TerrAscend Growth

Capital Structure

TerrAscend currently holds TerrAscend Growth Class B Shares, representing 100% of the issued and outstanding shares of TerrAscend Growth. In accordance with the TerrAscend Growth Articles, such TerrAscend Growth Class B Shares will automatically, without any action on behalf of the Corporation, be exchanged for Non-Voting Shares immediately upon issuance of the TerrAscend Growth Common Shares to the Investor upon closing of the Investment. The Non-Voting Shares do not carry voting rights, rights to receive dividends or other rights upon dissolution of TerrAscend Growth, but are exchangeable into TerrAscend Growth Common Shares at any time. The Corporation intends to execute an undertaking to the TSX prohibiting it from exchanging the Non-Voting Shares into TerrAscend Growth Common Shares for so long as the Common Shares are listed on the TSX or such exchange is permitted in accordance with the rules and policies of the TSX.

Upon the closing of the Investment in accordance with the terms of the Subscription Agreement, the Investor will hold all of the issued and outstanding TerrAscend Growth Common Shares and the Corporation will hold all of the issued and outstanding Non-Voting Shares.

The following table sets forth the ownership of all issued and outstanding shares in TerrAscend Growth (including the TerrAscend Growth Common Shares, TerrAscend Growth Class B Shares and the Non-Voting Shares):

(a) as of the date of this Circular:

Name	Number	Class	Pro Forma Ownership Percentage
TerrAscend	1,100	TerrAscend Class B Shares	100%

(b) as of the closing date of the Investment:

Name	Number	Class	Pro Forma Ownership Percentage
Investor	2	TerrAscend Growth Common Shares	0.2%
TerrAscend	1,100	Non-Voting Shares	99.8%

If the conditions to closing the Investment are not met, including, in the event the Transaction Proposal does not receive the requisite Shareholder approval, the Investment will not close, the TerrAscend Growth Common Shares will not be issued to the Investor and the TerrAscend Growth Class B Shares held by the Corporation will not be exchanged for Non-Voting Shares. In such circumstances, the Subscription Agreement will be terminated, TerrAscend Growth will be required to pay the Break Fee to the Investor and the TSX Listing will not be completed. See risk factors “No Certainty that All of the Conditions Precedent will be Satisfied or Waived” and “The Subscription Agreement May be Terminated in Certain Circumstances”.

Ownership Interests of TerrAscend Growth

TerrAscend Growth currently holds, directly or indirectly, or controls all or substantially all of the assets of TerrAscend. In connection with the Corporation’s strategic initiatives in connection with the TSX Listing, the Corporation will complete the TerrAscend Canada Transfer in order to sever the Corporation’s Canadian cannabis operations and interests from its U.S. cannabis operations and interests. Accordingly, following the TerrAscend Canada Transfer, TerrAscend Growth will no longer directly, or indirectly, own or control the Canadian cannabis business of TerrAscend Canada, including the Cookies retail cannabis business or TerrAscend’s intellectual property portfolio.

In the event that the Investment does not close, TerrAscend will continue to hold TerrAscend Growth Class B Shares and as a result TerrAscend will retain control over TerrAscend Growth. In such circumstances, the TSX Listing will not be completed. See risk factor “No Certainty that All of the Conditions Precedent will be Satisfied or Waived”.

Governance and Restrictions

The Investor has the right to appoint one director to the TerrAscend Growth Board (the “Investor Nominee”) until such time as the Investor holds less than 10% of the issued and outstanding TerrAscend Growth Common Shares. The Corporation has the right to appoint one director to the TerrAscend Growth Board (the “TerrAscend Nominee”). The TerrAscend Growth Board currently consists of two directors, Ari Unterman and Keith Stauffer. Prior to closing of the Investment, both directors are expected to resign from the TerrAscend Growth Board and their respective vacancies will be filled by the Investor Nominee and the TerrAscend Nominee. The directors of TerrAscend Growth do not, and will not, have any fiduciary or other duties to TerrAscend’s shareholders.

As a result of the limited rights associated with the Non-Voting Shares that TerrAscend will hold following the closing of the Investment, TerrAscend and TerrAscend Growth have entered into the Protection Agreement to provide for certain negative covenants in order to preserve the value of the Non-Voting Shares until such time as the Non-Voting Shares are converted into TerrAscend Growth Common Shares but does not provide TerrAscend with the ability to direct the business, operations or activities of TerrAscend Growth.

The Protection Agreement requires TerrAscend Growth to maintain and preserve its business organizations, properties, assets, rights, employees, goodwill and business relationships and provides TerrAscend with the ability to restrict the operations of TerrAscend Growth, including, among other things, prohibitions on the following activities without the prior consent of TerrAscend:

(a) amending its constating or similar organizational documents;
(b) changing the size of the TerrAscend Growth Board;
(c) declaring, setting aside or paying any dividend or other distribution of any kind or nature;
(d) issuing additional securities to any person other than TerrAscend;
(e) amending the terms of any outstanding securities;
(f) acquiring, reorganizing, amalgamating or merging with a third-party;
(g) undertaking any dissolution, liquidation or winding-up or any other distribution of assets for the purpose of winding-up its affairs;
(h) incurring, in the aggregate, debt that exceeds a specified threshold;
(i) selling any single asset or series of assets of TerrAscend Growth; and
(j) taking any action, or refraining from taking any action, or permitting any action to be taken or not taken, which could reasonably be expected to prevent, materially delay or otherwise impede the ability to convert the Non-Voting Shares into TerrAscend Growth Common Shares.

In addition, the Protection Agreement requires TerrAscend Growth to, among other things: (a) maintain its good standing and qualification to conduct business in its jurisdiction of incorporation and in any other jurisdiction in which it is so qualified; and (b) obtain and maintain all third party or other consents, waivers, permits, exemptions, orders, approvals, agreements, amendments or confirmations that are required in order to maintain material contracts and in order to permit the conversion of the Non-Voting Shares into TerrAscend Growth Common Shares.

The Protection Agreement also includes various information rights that require TerrAscend Growth to notify the Corporation of certain specified developments and provide ongoing monthly and annual financial information. TerrAscend Growth is also required to prepare and operate in accordance with an approved annual budget that complies with certain mandatory requirements for liquidity, EBITDA and cash flow as set forth in the Protection Agreement.

Following the closing of the Investment, the Corporation will not have the ability to unilaterally make decisions with respect to the business, operations or activities of TerrAscend Growth as the Corporation only has the right to appoint one of the two directors of the TerrAscend Growth Board and the Protection Agreement only provides for negative covenants. Nonetheless, from an accounting perspective, the Corporation expects that it will consolidate the financial statements of TerrAscend Growth.

The Transaction Proposal

At the Meeting, the Shareholders will be asked to consider and, if deemed advisable, to pass, with or without variation, the Transaction Proposal, the full text of which is set forth in Appendix 2 to this Circular, authorizing TerrAscend Growth, to issue and sell on a private placement basis TerrAscend Growth Common Shares for aggregate gross proceeds of US$1,000,000, which shall be deemed, for purposes of section 184(3) of the OBCA, to be a sale of all or substantially all of the assets of the Corporation.

The following summarizes the terms of the Subscription Agreement. The following description of the Subscription Agreement is qualified in its entirety by reference to the full text of the Subscription Agreement, which is publicly available under the Corporation’s profile on SEDAR at www.sedar.com and on the SEC’s website at www.sec.gov.

On April 20, 2023, TerrAscend Growth entered into the Subscription Agreement with the Investor, pursuant to which TerrAscend Growth has agreed to issue and sell TerrAscend Growth Common Shares to the Investor for an aggregate subscription amount of US$1,000,000. The Subscription Agreement contains customary covenants, representations and warranties of and from each of TerrAscend Growth and the Investor and various conditions precedent, with respect to each party. The representations, warranties and covenants contained in the Subscription Agreement were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to the Subscription Agreement, may be subject to limitations agreed upon by the parties and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors.

Representations, Warranties and Covenants

Each of TerrAscend Growth and the Investor has made certain customary representations and warranties relating to the TerrAscend Growth Common Shares being issued and sold pursuant to the Subscription Agreement, and has agreed to certain customary covenants in the Subscription Agreement for a transaction of this nature.

Conditions in Favour of TerrAscend Growth

The obligations of TerrAscend Growth to complete the Investment are subject to the satisfaction or waiver by TerrAscend Growth of each of the following conditions on or before the Time of Closing, in accordance with the Subscription Agreement:

(i)
the representations and warranties made by the Investor in the Subscription Agreement will be true in all material respects as of the Time of Closing, other than those representations and warranties which are qualified by materiality, which shall be true in all respects as of the Time of Closing, provided that those representations and warranties which are expressly made only as of an earlier fixed date will be assessed only as of such earlier date;
(ii)
the Investor will have complied in all material respects with all covenants and agreements therein agreed to be performed or caused to be performed by it;
(iii)
the issue and sale and delivery of the TerrAscend Growth Common Shares being exempt from the requirement to file a prospectus, registration statement or similar document and the requirement to deliver an offering memorandum or similar document under applicable Securities Laws relating to the sale of such TerrAscend Growth Common Shares;
(iv)
all Lender Consents will have been obtained;
(v)
Shareholder approval authorizing the Transaction Resolution will have been obtained;
(vi)
TerrAscend Growth will have been continued into the Province of Ontario;
(vii)
TerrAscend will have obtained conditional approval from the TSX for the listing of the Common Shares on the TSX;
(viii)
the by-laws of TerrAscend Growth will have been amended, as determined by TerrAscend in its sole and absolute discretion;
(ix)
no action shall have been taken by any government authority prohibiting or making illegal the execution and delivery of the Subscription Agreement or any transaction contemplated by the Subscription Agreement;
(x)
no action, suit or proceeding shall have been instituted and be continuing by any person to restrain, modify or prevent the consummation of the transactions contemplated by the Subscription Agreement; and
(xi)
the Investor will have executed and delivered each of the Transaction Documents to which it is a party

Conditions in Favour of the Investor

The obligations of the Investor to complete the Investment are subject to the satisfaction or wavier by the Investor of each of the following conditions on or before the Time of Closing, in accordance with the Subscription Agreement:

(i)
the representations and warranties made by TerrAscend Growth in the Subscription Agreement will be true in all material respects as of the Time of Closing, other than those representations and warranties which are qualified by materiality or reference to material adverse effect, which will be true in all respects as of the Time of Closing, provided that those representations and warranties which are expressly made only as of an earlier fixed date will be assessed only as of such earlier date;
(ii)
TerrAscend Growth will have complied in all material respects with all covenants and agreements herein agreed to be performed or caused to be performed by it;
(iii)
no action, suit or proceeding shall have been instituted and be continuing by any person to restrain, modify or prevent the consummation of the transactions contemplated by the Subscription Agreement;
(iv)
no action shall have been taken by any government authority prohibiting or making illegal the execution and delivery of the Subscription Agreement or any transaction contemplated by the Subscription Agreement; and
(v)
TerrAscend Growth will have executed and delivered each of the Transaction Documents to which it is a party.

Repurchase Option

Pursuant to the terms of the Subscription Agreement, TerrAscend Growth will retain the Repurchase Option to repurchase all TerrAscend Growth Common Shares that are held by the Investor at a price per TerrAscend Growth Common Share equal to the Aggregate Repurchase Price. The Aggregate Repurchase Price may be payable in either cash or Common Shares entirely at the Investor’s election, subject to compliance with applicable law. TerrAscend Growth may exercise the Repurchase Option by delivering written notice (the “Exercise Notice”) to the Investor. Upon due exercise of the Repurchase Option in accordance with the terms of the Subscription Agreement, TerrAscend Growth will satisfy the Aggregate Repurchase Price payable to the Investor by paying either: (i) an amount in cash equal to the Aggregate Repurchase Price payable to the Investor by wire transfer of immediately available funds; or (ii) TerrAscend Growth will (A) cause TerrAscend to issue the number of Common Shares having an aggregate value equal to the aggregate Repurchase/Put Price payable to the Investor, to be determined by dividing such aggregate Repurchase/Put Price by the fair market value of a Common Share measured as of the second trading day immediately preceding the date of issuance and (B) pay to the Investor an amount in cash equal to 40% of the Subscription Amount less the aggregate Dividend Amounts paid to the Investor as of the date of the Exercise Notice.

Put Option

Pursuant to the terms of the Subscription Agreement, the Investor will retain the Put Option, which is exercisable at any time following the five-year anniversary of the closing of the Investment, to sell all of its TerrAscend Growth Common Shares to TerrAscend Growth at a price equal to the Repurchase/Put Price. The Repurchase/Put Price may be payable in either cash or Common Shares entirely at the Investor’s election, subject to compliance with applicable law. The Investor may exercise the Put Option by delivering written notice to TerrAscend Growth. Upon due exercise of the Put Option in accordance with the terms of the Subscription Agreement, TerrAscend Growth will satisfy the Repurchase/Put Price payable to the Investor by paying either: (i) an amount in cash equal to the aggregate amount of the Repurchase/Put Price payable to the Investor by wire transfer of immediately available funds; or (ii) TerrAscend Growth will cause TerrAscend to issue the number of Common Shares having an aggregate value equal to aggregate Repurchase/Put Price payable to the Investor to be determined by dividing such aggregate Repurchase/Put Price by the fair market value of a Common Share measured as of the second trading day immediately preceding the date of issuance.

Director Nominee Rights

Upon the closing of the Investment, the Investor will be entitled to nominate one independent director to the two person TerrAscend Growth Board; provided that such director is acceptable to TerrAscend and in accordance with the terms of the Side Letter and the Protection Agreement.

Dividend Rights

Commencing on the date of the Subscription Agreement until such time as the Investor no longer owns any TerrAscend Growth Common Shares, the Investor has the right, to the extent permitted under applicable law, to receive dividends, paid annually in cash, in an amount equal to 20% of the Subscription Amount (the “Dividend Amount”); provided that in the event the Subscription Agreement is terminated in accordance with the terms thereof and closing of the Investment does not occur, the Dividend Amount will not be payable to the Subscriber.

Termination Rights

The Subscription Agreement contains termination rights in favour of each of TerrAscend Growth and the Investor, in the event that the conditions in favour of each such party are not fulfilled by the other party on or prior to the Outside Date.

Break Fee

TerrAscend Growth is required to pay the Investor the Break Fee if the Subscription Agreement is terminated in accordance with the terms thereof. In such circumstances, the Break Fee will be payable to the Investor within five business days of the obligation to pay the Break Fee arising.

Subject to the provisions of the OBCA, closing of the Investment as contemplated in the Subscription Agreement may occur if the Transaction Resolution is authorized by not less than 66 2/3% of the votes cast by Shareholders, present in person or represented by proxy and entitled to vote at the Meeting.

Required Vote

You may select “For”, “Against” or “Abstain” with respect to the Transaction Proposal. The affirmative vote of 66 2/3% of the votes cast by Shareholders, present in person or represented by proxy, will constitute approval of the Transaction Proposal. Broker non-votes, if any, and abstentions will not be counted as votes cast and will have no effect on the outcome of the voting on this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE TRANSACTION PROPOSAL. Unless otherwise instructed, the persons designated in the enclosed proxy form intend to vote “FOR” the Transaction Proposal.

It is a condition precedent to the closing of the Investment, that the Shareholders approve the Transaction Proposal. If the Transaction Proposal does not receive the requisite approval, the Investment will not close. In the event that the Investment does not close, TerrAscend will be required to pay the Break Fee to the Investor and the TSX Listing will not be completed. See risk factor “No Certainty that All of the Conditions Precedent will be Satisfied or Waived” and “The Subscription Agreement May be Terminated in Certain Circumstances”.

Risk Factors Relating to the Transaction Proposal

In assessing the resolution approving the Transaction Proposal, Shareholders should carefully consider the risks described below. Shareholders should also carefully consider the risks described under the heading “Risk Factors” in TerrAscend’s annual report on Form 10-K for TerrAscend’s fiscal year ended December 31, 2022 filed with Canadian securities regulators and available under the Corporation’s profile on SEDAR at www.sedar.com and with the SEC through EDGAR at www.sec.gov/edgar, which risk factors are incorporated herein by reference. Readers are cautioned that such risk factors are not exhaustive and additional risks and uncertainties, including those currently unknown or considered immaterial to the Corporation may also adversely affect the Corporation.

The failure to approve the Transaction Proposal could negatively impact us and our future operations, financial condition and prospects.

The resolution to approve the Transaction Proposal requires approval by 66 2⁄3% of the votes cast by the Shareholders present in person or represented by proxy at the Meeting. There can be no certainty, nor can we provide any assurance, that the required Shareholder approval will be obtained. If the Transaction Proposal is not approved, the Investment will not close and the TSX Listing will not be completed. There are risks that the dedication of substantial resources by our management to the completion of these transactions could have a negative impact on our current business relationships (including with current and prospective employees, customers, distributors, suppliers and partners) and could have a material adverse effect on our current and future business, operations, results of operations, financial condition and prospects. In addition, failure to approve the Transaction Proposal for any reason could materially and negatively impact the market price of our Common Shares.

No Certainty that All of the Conditions Precedent will be Satisfied or Waived

The completion of the Investment is subject to a number of conditions precedent, certain of which are outside the control of the Corporation and the Investor, including receipt of Shareholder Approval and the consent of counterparties to certain contracts, including the Lenders. There can be no certainty, nor can the parties to the Subscription Agreement provide any assurance, that all conditions precedent to the Investment will be satisfied or waived, nor can there be any certainty as to the timing of their satisfaction or waiver. Moreover, a substantial delay in obtaining satisfactory approvals and consents could result in the Investment and the TSX Listing not being completed. Certain costs relating to the Investment, such as legal, accounting and advisory fees must be paid by the Corporation even if the Investment is not completed. This may have a material adverse effect upon the business, financial condition and results of operations of the Corporation and may cause the value of the Common Shares to decline. In addition, if the Investment is not completed, the market price of the Common Shares may be negatively impacted to the extent that the market price reflects a market assumption that the Investment will be completed.

The Subscription Agreement May be Terminated in Certain Circumstances

TerrAscend Growth and the Investor have the right to terminate the Subscription Agreement in certain circumstances. Accordingly, there is no certainty, nor can the Corporation provide any assurance, that the Subscription Agreement will not be terminated before completion of the Investment. In such circumstances, the Corporation will not qualify for the TSX’s minimum listing requirements and the listing of the Common Shares on the TSX will not be completed. In addition, in such circumstances, TerrAscend Growth will be required to pay the Break Fee to the Investor.

The Investment and proposed TSX Listing may divert the attention of the Corporation’s management

The Investment and the proposed TSX Listing could cause the attention of the Corporation’s management to be diverted from the day-to-day operations. These disruptions could be exacerbated by a delay in the completion of the Investment and/or the TSX Listing and could have an adverse effect on the business, operating results or prospects of the Corporation regardless of whether the Investment is ultimately completed.

TSX Listing

The Corporation has applied to list the Common Shares on the TSX. In connection with the Corporation’s proposed listing on the TSX and in order to qualify for the TSX’s minimum listing requirements, the Corporation has structured an internal reorganization, which involves the closing of the Investment. In the event the Investment closes, the listing of the Common Shares on the TSX remains subject to the review of the TSX and is contingent on the satisfaction of all listing and regulatory requirements of the TSX. There is no assurance that the TSX will approve the Corporation’s listing application and the listing on the TSX as currently proposed by the Corporation.

In the event the Investment closes and the TSX Listing is completed the Corporation will be subject to certain restrictions of the TSX, which may constrain our ability to expand our business in the United States.

Our Common Shares are currently listed on the CSE. In the event the Investment closes, the Corporation satisfies the listing and regulatory requirements of the TSX, the TSX approves our listing application and the TSX Listing is complete, we will be required to comply with the TSX requirements or guidelines when conducting business, especially when pursuing opportunities in the United States.

On October 16, 2017, the TSX provided clarity regarding the application of the TSX Requirements to TSX-listed issuers with business activities in the cannabis sector. In the TSX Staff Notice, the TSX notes that issuers with ongoing business activities that violate U.S. federal law regarding cannabis are not in compliance with the TSX Requirements. The TSX reminded issuers that, among other things, should the TSX find that a listed issuer is engaging in activities contrary to the TSX Requirements, the TSX has the discretion to initiate a delisting review. Although we expect to be able to comply with the TSX Requirements following the TSX Listing, there is a risk that our interpretation may differ from the TSX and failure to comply with the TSX Requirements could result in a delisting of our Shares from the TSX or the denial of an application for certain approvals, such as to have additional securities listed on the TSX, which could have a material adverse effect on the trading price of our Common Shares and could have a material adverse effect on our business, financial condition and results of operations.

We may be subject to heightened scrutiny by regulatory authorities

Any future investments, joint ventures or operations in the United States, may become the subject of heightened scrutiny by regulators, stock exchanges and other authorities in Canada. As a result, we may be subject to significant direct and indirect interaction with public officials. There can be no assurance that this heightened scrutiny will not in turn lead to the imposition of certain restrictions on our ability to invest in the United States or any other jurisdiction, in addition to those described herein.

The trading price of our Common Shares cannot be guaranteed and may be volatile due to various market-related and other factors.

Securities markets have a high level of price and volume volatility, and the market price of securities of many companies have experienced wide fluctuations in price which have not necessarily been related to the operating performance, underlying asset values or prospects of such companies. Securities of companies in the cannabis industry have experienced substantial volatility often based on factors unrelated to the financial performance or prospects of the companies involved. These factors include global economic developments and market perceptions of the industry. There can be no assurance that continuing fluctuations in price will not occur. The market price of the Common Shares is also likely to be affected by changes in our financial condition or results of operations. Other factors unrelated to our performance that may have an effect on the price of our Common Shares include: (a) current events affecting the economic situation in Canada, the United States and internationally; (b) trends in the cannabis industry; (c) regulatory and/or government actions, rulings or policies; (d) changes in financial estimates and recommendations by securities analysts or rating agencies; (e) acquisitions and financings; (f) quarterly variations in operating results; (g) the operating and share price performance of other companies, including those that investors may deem comparable; and (h) the issuance of additional equity securities or the perception that such issuance may occur.

Changes in Laws, Regulations and Guidelines

The operations of TerrAscend Growth and its subsidiaries are subject to a variety of laws, including, among other things, state and local regulations and guidelines relating to the cultivation, manufacture, management, transportation, distribution, sale, storage and disposal of cannabis. Changes to such laws, regulations and guidelines due to matters beyond our control may cause adverse effects to our business, financial condition and result of operations. Local, state and federal laws and regulations governing cannabis for medicinal and recreational purposes are broad in scope and are subject to evolving interpretations, which could require TerrAscend Growth to incur substantial costs associated with bringing its operations into compliance. In addition, violations of these laws, or allegations of such violations, could disrupt our operations and result in a material adverse effect on our financial performance. It is beyond the Corporation’s scope to predict the nature of any future change to the existing laws, regulations, policies, interpretations or applications, nor can the Corporation determine what effect such changes, when and if promulgated, could have on our business. The Cannabis Act came into force in Canada on October 17, 2018 along with various related regulations. In addition, government policy changes or public opinion may also result in a significant influence over the regulation of the cannabis industry. A negative shift in the public’s perception of medical or recreational cannabis could affect future legislation or regulation. Among other things, a shift could cause state and local jurisdictions to abandon initiatives or proposals to legalize medical or recreational cannabis, thereby limiting the number of new state jurisdictions into which TerrAscend Growth could expand. Any inability to fully implement TerrAscend Growth’s expansion strategy may have a material adverse effect on our business, financial condition and results of operations.

Cannabis is a controlled substance in the United States and therefore subject to the Controlled Substances Act.

TerrAscend Growth and its subsidiaries engage in cannabis-related activities in jurisdictions in the United States where local state law permits such activities. In the United States, cannabis is regulated at both the federal and state levels. To our knowledge, there are to date a total of 38 states, and the District of Columbia, that have now legalized cannabis in some form, including California, Nevada, New York, New Jersey, Washington and Florida. Although several states allow the sale of cannabis at the state level, cannabis continues to be categorized as a controlled substance under the CSA and, as such, cultivation, distribution, sale and possession of cannabis violates federal law in the United States. The inconsistency between federal and state laws and regulations may result in a loss of the value of our investments and alliances in these businesses.

While state regulation in certain U.S. states may take a permissive approach to medical and/or recreational use of cannabis, the CSA may still be enforced by U.S. federal law enforcement officials against individuals and companies operating in those states for activity that is legal under state law. If the United States Department of Justice opted to pursue a policy of aggressively enforcing U.S. federal law against financiers or equity owners of cannabis-related businesses, then the Corporation and/or TerrAscend Growth, could face (i) seizure of their cash and other assets used to support or derived from their business activities; and/or (ii) the arrest of its employees, directors, officers, managers and/or investors, who could face charges of ancillary criminal violations of the CSA for aiding and abetting and conspiring to violate the CSA by virtue of providing financial support to state- licensed or permitted cultivators, processors, distributors, and/or retailers of cannabis.

In the event of an aggressive enforcement policy, the United States Department of Justice could allege that we and the Board, and potentially our Shareholders, “aided and abetted” violations of U.S. federal law. In these circumstances, we may lose our entire investment and directors, officers and/or our Shareholders may be required to defend any criminal charges against them at their own expense and, if convicted, be sent to federal prison. Violations of any federal laws and regulations could result in significant fines, penalties, administrative sanctions, convictions or settlements arising from civil proceedings initiated by either the federal government or private citizens, or criminal charges, including, but not limited to, disgorgement of profits, cessation of business activities or divestiture. This could have a material adverse effect on us, including our reputation and ability to conduct business, the proposed listing of Common Shares on the TSX, or other exchanges, our financial position, operating results, profitability or liquidity or the market price of our listed securities. Overall, an investor’s contribution to and involvement in our activities may result in federal civil and/or criminal prosecution, including forfeiture of his or her entire investment.

The exercise of Dissent Rights could impact the Corporation’s liquidity.

If a large number of shareholders exercise Dissent Rights, it will limit the capital available to the Corporation to execute its business strategy.

DISSENT RIGHTS

The following is only a summary of the Dissent Rights provisions of the OBCA, which are technical and complex. A copy of section 185 of the OBCA is attached as Appendix 3 to this Circular. It is recommended that any shareholder wishing to exercise Dissent Rights seek legal advice as the failure to comply strictly with the provisions of the OBCA may result in the loss or unavailability of the Dissent Rights. Dissent Rights are only available to Shareholders with respect to the Transaction Resolution, and not other matters of business to be conducted at the Meeting.

Each registered shareholder will have the right to dissent and, if the Transaction Resolution is adopted, to have his, her or its shares cancelled in exchange for a cash payment from TerrAscend equal to the fair value of his, her or its shares as of the close of business on the day before the Meeting in accordance with the provisions of section 185 of the OBCA. In order to validly exercise Dissent Rights, any such registered shareholder must not vote any shares in respect of which Dissent Rights have been exercised in favour of the Transaction Resolution, must provide TerrAscend with written objection to the Transaction Resolution by 1:00 p.m. (Eastern Time) on June 20, 2023, or by 1:00 p.m. (Eastern Time) on the date that is two business days immediately prior to any adjournment or postponement of the Meeting, and must otherwise strictly comply with the dissent procedures provided in section 185 of the OBCA. A non-registered shareholder who wishes to exercise Dissent Rights must arrange for the registered shareholder(s) holding its shares to deliver the Dissent Notice.

Registered shareholders have the right to dissent to the Transaction Resolution in the manner provided in section 185 of the OBCA. The following summary is qualified in its entirety by reference to the provisions of section 185 of the OBCA. If for any reason, a Dissenting Shareholder is not entitled to be paid fair value, such Dissenting Shareholder shall be deemed to have voted in favor of the Transaction Resolution as a non-dissenting holder of shares.

A Dissenting Shareholder may be entitled to be paid by TerrAscend the fair value of the shares held by such Dissenting Shareholder determined as of the close of business on the day before the Meeting. There can be no assurance as to the fair value of the shares.

Eligible shareholders may exercise Dissent Rights only in respect of the shares registered in their name. In addition, a registered shareholder may exercise Dissent Rights only with respect to all shares held by that shareholder on behalf of any one beneficial owner. In many cases, the shares beneficially owned by a non-registered shareholder are registered either:

•
in the name of an Intermediary that the non-registered shareholder deals with in respect of the shares (such as, among others, a securities dealer, broker, bank, trust company, or other nominee, or the trustee or administrator of a self-administered RRSP, RRIF, RESP or similar plan); or
•
in the name of a clearing agency (such as CDS & Co.) of which an Intermediary is a participant.

Accordingly, a non-registered shareholder will not be entitled to exercise Dissent Rights directly (unless the shares are re-registered in the non-registered shareholder’s name). A non-registered shareholder who wishes to exercise Dissent Rights should immediately contact the Intermediary with whom the non-registered shareholder deals in respect of its shares and either:

•
instruct the Intermediary to exercise Dissent Rights on the non-registered shareholder’s behalf (which, if the shares are registered in the name of CDS & Co. or other clearing agency, would require that the shares first be re-registered in the name of the Intermediary); or
•
instruct the Intermediary to request that the shares be registered in the name of the non-registered shareholder, in which case such holder would have to exercise Dissent Rights directly (that is, the Intermediary would not be exercising Dissent Rights on such holder’s behalf).

A registered shareholder who wishes to exercise Dissent Rights in respect of the Transaction Resolution must provide a written objection to the Transaction Resolution (a “Dissent Notice”) to TerrAscend Corp., legal@terrascend.com Attention: Chief Legal Officer prior to 1:00 p.m. (Eastern Time) on June 20, 2023, or by 1:00 p.m. (Eastern Time) on the date that is two business days immediately prior to any adjournment or postponement of the Meeting. The filing of a Dissent Notice does not deprive a registered shareholder of the right to vote at the Meeting; however, a registered shareholder who has submitted a Dissent Notice and who votes in favour of the Transaction Resolution will no longer be considered a Dissenting Shareholder with respect to the shares voted in favour of the Transaction Resolution. The execution or exercise of a proxy or a vote against the Transaction Resolution or an abstention will not constitute a Dissent Notice, but a registered shareholder need not vote its shares against the Transaction Resolution in order to exercise Dissent Rights.

Similarly, the revocation of a proxy conferring authority on the proxyholder to vote in favor of the Transaction Resolution does not constitute a Dissent Notice; however, any proxy granted by a registered shareholder who intends to dissent, other than a proxy that instructs the proxyholder to vote against the Transaction Resolution, should be validly revoked in order to prevent the proxyholder from voting such shares in favour of the Transaction Resolution and thereby causing the registered shareholder to forfeit such registered shareholder’s right to dissent.

TerrAscend is required, within 10 days after the adoption of the Transaction Resolution, to notify each Dissenting Shareholder that the Transaction Resolution has been adopted, but such notice is not required to be sent to any registered shareholder who voted in favour of the Transaction Resolution or who has withdrawn such registered shareholder’s Dissent Notice.

A registered shareholder who wishes to exercise Dissent Rights must, within 20 days after receipt of notice that the Transaction Resolution has been adopted, or, if such registered shareholder does not receive such notice, within 20 days after the registered shareholder learns that the Transaction Resolution has been adopted, send to TerrAscend a written notice (a “Payment Demand”) containing the registered shareholder’s name and address, the number of shares in respect of which the registered shareholder dissented, and a demand for payment of the fair value of such shares. Within 30 days after a Payment Demand, the registered shareholder must send to TerrAscend’s Transfer Agent, Odyssey Trust Company at Trader’s Bank Building, 702 – 67 Yonge Street, Toronto, Ontario M5E 1J8, the share certificates representing the shares in respect of which the registered shareholder has dissented. A registered shareholder who fails to send the share certificates representing the shares in respect of which the registered shareholder has dissented forfeits such Shareholder’s Dissent Right for such shares. TerrAscend or its Transfer Agent will endorse on share certificates received from a registered shareholder exercising a Dissent Right a notice that the registered shareholder is a Dissenting Shareholder and will forthwith return the share certificates to the Dissenting Shareholder.

Upon filing a Dissent Notice that is not withdrawn prior to the termination of the Meeting, provided that the Investment does close, a Dissenting Shareholder will cease to have any rights as a holder of shares, other than the right to be paid the fair value of its shares, unless:

•
the Dissenting Shareholder withdraws the Payment Demand before TerrAscend makes a written offer to pay (the “Offer to Pay”);
•
TerrAscend fails to make a timely Offer to Pay to the Dissenting Shareholder and the Dissenting Shareholder withdraws its Payment Demand; or
•
the Board determines not to proceed with the Investment;

in all of which cases the Dissenting Shareholder’s rights as a holder of shares will be reinstated.

TerrAscend is required, not later than seven days after the later of the date of closing the Investment or the date on which TerrAscend received the Payment Demand of a Dissenting Shareholder, to send to each Dissenting Shareholder who has sent a Payment Demand to it an Offer to Pay for its shares in an amount considered by the Board to be the fair value of the shares, accompanied by a statement showing the manner in which the fair value was determined. Every Offer to Pay must be on the same terms. The amount specified in the Offer to Pay which has been accepted by a Dissenting Shareholder will be paid by TerrAscend within 10 days after the acceptance by the Dissenting Shareholder of the Offer to Pay, but any such Offer to Pay lapses if TerrAscend does not receive an acceptance thereof within 30 days after the Offer to Pay has been made.

If TerrAscend fails to make an Offer to Pay or if a Dissenting Shareholder fails to accept an offer that has been made, TerrAscend may, within 50 days after the closing date of the Investment or within such further period as the Court may allow, apply to the Court to fix a fair value for the shares of Dissenting Shareholders. If TerrAscend fails to apply to the Court, a Dissenting Shareholder may apply to the Court for the same purpose within a further period of 20 days or within such further period as the Court may allow. A Dissenting Shareholder is not required to give security for costs in such an application.

Upon an application to the Court, all Dissenting Shareholders whose shares have not been paid for by TerrAscend will be joined as parties and bound by the decision of the Court, and TerrAscend will be required to notify each affected Dissenting Shareholder of the date, place and consequences of the application and of the Dissenting Shareholder’s right to appear and be heard in person or by counsel. Upon any such application to the Court, the Court may determine whether any person is a Dissenting Shareholder who should be joined as a party, and the Court will then fix a fair value for the shares of all Dissenting Shareholders. The final order of a Court will be rendered against TerrAscend in favor of each Dissenting Shareholder and for the amount of the fair value of such Dissenting Shareholder’s shares as fixed by the Court. The Court may, in its discretion, allow a reasonable rate of interest on the amount payable to each Dissenting Shareholder from the date of closing the Investment until the date of payment.

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EXECUTIVE OFFICERS

Our executive officers, and their respective ages as of the date hereof, are as follows:

Ziad Ghanem: Ziad Ghanem has served as our President since January 2022 and as our Chief Executive Officer since March 2023. From January 2022 to March 2023, Mr. Ghanem served as our Chief Operating Officer. Mr. Ghanem served as President of all markets at Parallel, a privately held, vertically integrated, multi-state cannabis operator in the U.S, from November 2020 to December 2021. Mr. Ghanem has also previously served in senior leadership roles at Walgreens Boots Alliance. Mr. Ghanem received a Doctor of Pharmacy from the University of Houston.

Keith Stauffer: Keith Stauffer has served as our Chief Financial Officer since April 2020. Mr. Stauffer previously served as Senior Vice President of Finance and Chief Financial Officer of the Global Consumer Beauty Division at Coty, Inc. from August 2018 to March 2020. From January 2008 to May 2018, Mr. Stauffer worked at The Hershey Company, most recently as Vice President of Finance and Chief Financial Officer for Hershey’s International business. Prior to working at The Hershey Company, Mr. Stauffer held various finance positions, both domestically and internationally, at Dell Technologies and Proctor & Gamble.

Lynn Gefen: Lynn Gefen has served as our Chief Legal Officer and Corporate Secretary since May 2022. From July 2014 to May 2022, Ms. Gefen served as Deputy General Counsel, Chief Risk and Compliance Officer and Assistant Secretary at HomeServe, a publicly traded, independent provider of home repair service solutions. Prior to her role at HomeServe, Ms. Gefen worked for Diageo North America, an alcoholic beverage company, from January 2011 to June 2014 and was Associate General Counsel, Chief Compliance Officer and Assistant Secretary at Citrix Systems, a technology company, from 2000-2009. Ms. Gefen received a J.D. from American University and a Bachelor of Arts from the University of Florida.

EXECUTIVE COMPENSATION

As an “emerging growth company,” TerrAscend is required to provide a Summary Compensation Table and an Outstanding Equity Awards at Fiscal Year End Table, as well as limited narrative disclosures regarding executive compensation for our last completed fiscal year. These reporting obligations extend only to our “named executive officers”, who are the individuals who (i) served as our principal executive officer, (ii) our two other most highly compensated executive officers other than the principal executive officer, and (iii) up to two additional individuals for whom disclosure would have been required but for the fact that the individual was not serving as one of our executive officers during the last completed fiscal year (the “Named Executive Officers” or “NEOs”).

Each of the NEOs are employed in their respective NEO role for an indefinite period time, in accordance with each NEO’s employment agreement as outlined in “Compensation of Named Executive Officers”. All arrangements for NEOs are as outlined in their respective employment agreement and as otherwise determined by the Board.

For the financial year ended December 31, 2022, the Corporation’s Named Executive Officers were:

Name	Age	Position
Jason Wild	50	Executive Chairman(1)
Ziad Ghanem	45	President and Chief Executive Officer(2)
Keith Stauffer	53	Chief Financial Officer
Lynn Gefen	51	Chief Legal Officer and Corporate Secretary(3)

________________

(1) Jason Wild, as Executive Chairman, performed certain functions of an executive officer until the Corporation appointed Ziad Ghanem as President and Chief Operating Officer on January 5, 2022.

(2) Mr. Ghanem was appointed President and Chief Operating Officer on January 5, 2022 and was promoted to President and Chief Executive Officer on March 29, 2023.

(3) Ms. Gefen was appointed Chief Legal Officer and Corporate Secretary on May 23, 2022.

The following disclosure outlines the Corporation’s pay decisions in 2022 for the NEOs and directors and provides context for the data presented in the accompanying compensation tables.

Compensation Philosophy and Goals

The Board makes decisions regarding all forms of compensation, including salaries, bonuses and equity incentive compensation, paid to the Corporation’s CEO, CFO and other executive officers, as applicable, as well as approves corporate goals and objectives relevant to their compensation. The Board also administers employee incentive compensation, including the Corporation’s Stock Option Plan and RSU Plan.

The Corporation’s compensation practices are designed to retain, motivate and reward its executive officers and directors for their performance and contribution to the long-term success of the Corporation. The Board seeks to compensate executive officers by combining short-term and long-term cash and equity incentives. It also seeks to reward the achievement of corporate and individual performance objectives and to align executive officers’ incentives with the Corporation’s performance. The Corporation seeks to tie individual goals to the area of the executive officer’s primary responsibility. These goals may include the achievement of specific financial, strategic or business development goals. Corporate performance goals are tied to the Corporation’s financial performance during the applicable financial year.

In order to achieve the Corporation’s growth objectives, attracting and retaining the right team members is critical. A key part of this is providing compensation that attracts high performers and compensates them for their continued achievements. Employee participation in the Stock Option Plan and the RSU Plan drives employee retention, entrepreneurial behavior and share ownership. The Corporation’s communication of clear and concrete criteria and process for merit-based increases and bonuses also motivates its employees to achieve individual and corporate goals.

Summary Compensation Table

The following table sets out all compensation paid, payable, awarded, granted, given, or otherwise provided, directly or indirectly, by the Corporation to each NEO who performed such functions, in any capacity, during the financial years ended December 31, 2022 and December 31, 2021. All NEOs were paid in US dollars.

Name and principal position	Year	Salary ($)	Bonus ($)	Stock awards ($)(4)	Option awards ($)	Value of all other compensation ($)	Total ($)
Jason Wild(1) Executive Chairman	2022	Nil	Nil	Nil	Nil	500,000	500,000
	2021	Nil	Nil	Nil	1,762,169	516,216	2,278,385
Ziad Ghanem (2) President Chief Executive Officer	2022	412,468	170,000	166,500	1,857,684	Nil	2,606,652
Keith Stauffer Chief Financial Officer	2022	404,266	145,600	421,312	106,567	Nil	1,077,745
	2021	400,000	137,989	140,299	Nil	Nil	678,288
Lynn Gefen(3) Chief Legal Officer Secretary	2022	191,441	79,068	Nil	1,167,122	Nil	1,437,631
(1)
Mr. Wild served as principal executive officer of the Company from until January 5, 2022.
(2)
Mr. Ghanem joined the Corporation as President and Chief Operating Officer on January 5, 2022 and was promoted to President and Chief Executive Officer on March 29, 2023. The 2022 salary reported reflects the pro rata portion of Mr. Ghanem’s 2022 annual salary of $425,000.
(3)
Ms. Gefen joined the Corporation as Chief Legal Officer and Corporate Secretary on May 23, 2022. The 2022 salary reported reflects the pro rata portion of Ms. Gefen’s annual salary of $325,000.
(4)
This column reflects the aggregate grant date fair value of RSUs granted during the year measured pursuant to Accounting Standards Codification Topic 218, or ASC Topic 718. This calculation assumes that the Named Executive Officer will perform the requisite service for the award to vest in full as required by the SEC rules. The amounts reported do not reflect the actual economic value that will be realized by the Named Executive Officer upon the settlement of such stock awards or the sale of the Common Shares issuable upon the settlement of such stock awards. The assumptions we used in valuing RSUs are described in Note 2. Summary of Significant Accounting Policies, note (r) to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022.

Compensation of Named Executive Officers

In order to achieve the Corporation’s executive compensation objectives, the compensation paid to NEOs consists primarily of three elements: base salary, annual bonuses and long-term equity incentives. The Board conducts reviews with respect to officer compensation at least once a year.

Compensation for executive officers is established based on the scope of their responsibilities and their prior relevant experience, taking into account compensation paid by other companies in the industry for similar positions and the overall market demand for such executives. The Board, through the Compensation Committee, reviews the public disclosure available for other comparable cannabis companies to assist in determining the competitiveness of the base salary, bonuses, benefits and stock options paid to the executive officers of the Corporation, to ensure that the executive officer’s total compensation is in line with the Corporation’s overall total rewards philosophy. The Compensation Committee may, but is not obligated to, benchmark compensation to members of its peer group or similar companies as the Corporation matures.

(i)
Base Salary

Base salaries are reviewed annually and are increased for merit reasons, based on the executive’s success in meeting or exceeding individual objectives and/or for market competitiveness. Additionally, base salaries can be adjusted as warranted throughout the year to reflect promotions or other changes in the scope or breadth of an executive’s role or responsibilities, as well as for market competitiveness. See section below entitled “Employment, Consulting and Management Agreements” for details related to each NEO.

(ii) Bonus Plans

The Corporation’s employee compensation program includes eligibility for annual incentive cash bonuses. Parameters for NEO bonuses are set out in each executive’s employment agreement and the Corporation’s annual incentive plan (“AIP”). See section below entitled “Employment, Consulting and Management Agreements” for details related to each NEO. Each NEO has defined performance objectives determined with consideration to the role of the executive. Bonuses paid pursuant to the AIP are based on financial and non-financial results of the Corporation. Financial parameters used to determine the financial performance of the Corporation are the revenue and EBITDA of the Corporation and revenues and EBITDA at the divisional level each as compared with the budget. For each of these parameters and levels, there are minimum and maximum expectations annually. In 2022, bonus determinations were based largely on the financial performance of the Corporation. However, there was recognition by the Board, through the Compensation Committee, that NEOs should be compensated based on progress for strategic initiatives to be implemented beyond the current fiscal year, in addition to the financial performance of the Corporation. This permits the Corporation to acknowledge contributions which will have delayed financial value. As formally introduced into the Corporation’s AIP on April 25, 2022, NEOs are assessed on the forward-looking strategic initiatives. This has been reviewed and subsequently detailed further by the Compensation Committee at the end of 2022. As a result, for 2023, NEO bonuses have the following breakdown: 60% is based on the Corporation’s performance and 40% is based on progress for strategic initiatives for the future. The Compensation Committee has discretion to adjust bonuses as they deem appropriate.

(iii) Long-Term Equity Incentives

The Corporation currently has in place a rolling 10% Stock Option Plan and an RSU Plan. See section below entitled “Stock Option Plan and RSU Plan” for a description of the Stock Option Plan and RSU Plan.

Stock Option Plan and RSU Plan

Stock Option Plan

The purpose of the Stock Option Plan is to (i) provide the Corporation with the advantages of the incentive inherent in equity ownership in the Corporation by directors, officers, consultants and key employees of the Corporation and its subsidiaries; (ii) create in such persons a proprietary interest in, and a greater concern for, the welfare and success of the Corporation; (iii) encourage such persons to remain with the Corporation and its subsidiaries; and (iv) attract employees, directors and consultants of the highest calibre by offering them an opportunity to share in any increase in value of the Common Shares resulting from their efforts.

The following is a summary of the Stock Option Plan and is qualified in its entirety by reference to the full text of the Stock Option Plan, as amended incorporating the Stock Option Plan Amendments assuming the requisite approval of the Stock Option Plan Resolution, which is attached as Schedule “B” of the Circular and available under the Corporation’s profile on SEDAR at www.sedar.com and on the SEC’s website at www.sec.gov.

The Corporation currently has in place a rolling 10% Stock Option Plan, pursuant to which approximately 20,111,246 Options were outstanding as of December 31, 2022. The Board is responsible for administering the Stock Option Plan.

At the Meeting, as noted above, Shareholders are being asked to approve an increase to the aggregate plan limit for the Stock Option Plan and the RSU Plan (together with any other share compensation arrangement of the Corporation) from a rolling 10% to 15% of the outstanding Common Shares on each date on which the award is granted (on a non-diluted basis).

The Stock Option Plan currently provides that the number of Common Shares that may be reserved for issuance upon the exercise of options to purchase Common Shares (and together with any other share compensation arrangement of the Corporation, including the RSU Plan) will not exceed (in the aggregate) 10% of the outstanding Common Shares on each date on which the Option or other award, as applicable, is granted (the “Grant Date”) on a non-diluted basis. The Corporation is required, at all times during the term of the Stock Option Plan, to reserve and keep available the number of Common Shares necessary to satisfy the requirements of the Stock Option Plan.

The number of Common Shares reserved for issuance to any one person under an Option granted pursuant to the Stock Option Plan, when combined with the number of Common Shares reserved for issuance under all awards granted within the one-year period prior to the Grant Date under all other share compensation plans, including the Stock Option Plan and the RSU Plan, may not exceed 5% of the issued and outstanding Common Shares at the Grant Date on a non-diluted basis, unless the Corporation has obtained disinterested shareholder approval. The number of Common Shares reserved for issuance under an award granted pursuant to the Stock Option Plan to any (i) consultant, or (ii) party providing investor relation services, when combined with the number of Common Shares reserved for issuance under all Options granted within the one-year period prior to the Grant Date to (i) all consultants, or (ii) all parties providing investor relation services, respectively, cannot exceed 2% of the issued and outstanding Common Shares on the Grant Date on a non-diluted basis.

Unless disinterested shareholder approval is obtained, the number of Common Shares that may be reserved for issuance to insiders pursuant to the grant of Options under the Stock Option Plan and under any other share compensation arrangement, including the RSU Plan, will not exceed, in the aggregate, 10% of the outstanding Common Shares on a non-diluted basis at any point in time.

Unless disinterested shareholder approval is obtained, an Option may only be granted to an insider under the Stock Option Plan if the number of Common Shares reserved for issuance under that Option, when combined with the number of Common Shares reserved for issuance under awards granted within the one-year period before the Grant Date by the Corporation to insiders under all other share compensation plans, including the Stock Option Plan and the RSU Plan, does not exceed, in the aggregate, 10% of the outstanding Common Shares on the Grant Date on a non-diluted basis.

Options to purchase Common Shares granted under the Stock Option Plan will have an exercise price not less than the “fair market value” of a Common Share on the Grant Date, being the five (5) day volume weighted average price of the Common Shares based on the Grant Date of the Option. The exercise price, term and vesting of options to purchase Common Shares shall otherwise be as approved by the Board. Unless otherwise determined by the Board, options to purchase Common Shares typically vest and become exercisable at a rate of 25% on each of the first four anniversary dates from the date of grant.

Common Shares which have been issued on the exercise of an option will again be available for grants under the Stock Option Plan, and will be considered to be part of the pool of Common Shares available for options to purchase Common Shares under the Stock Option Plan. Any Common Share subject to an option granted under the Stock Option Plan that expires or terminates without having been exercised shall again be available for a grant of options under the Stock Option Plan. The term of the Options to purchase Common Shares granted under the Stock Option Plan shall not exceed ten years from the date of grant. Options granted pursuant to the Stock Option Plan are non-transferable.

RSU Plan

The purpose of the RSU Plan is to: (i) promote a further alignment of interests between directors, officers, consultants and key employees of the Corporation, or a subsidiary, and the shareholders of the Corporation; (ii) associate a portion of such persons’ compensation with the returns achieved by shareholders of the Corporation; and (iii) attract and retain such directors, officers, consultants and key employees with the knowledge, experience and expertise required by the Corporation.

The following information is a summary of the material terms of the Corporation’s RSU plan and is qualified in its entirety by reference to the full text of the RSU Plan, as amended incorporating the RSU Plan Amendments and assuming the requisite approval of the RSU Plan Resolution, which is attached as Schedule “C” to the management information circular of the Corporation dated May 2, 2023, which is available under the Corporation’s profile on SEDAR at www.sedar.com and on the SEC’s website at www.sec.gov.

The Corporation currently has in place a RSU Plan, pursuant to which 415,640 RSUs were outstanding as of December 31, 2022. The Board is responsible for administering the RSU Plan.

At the Meeting, as noted above, Shareholders are being asked to approve an increase to the aggregate plan limit for the RSU Plan and the Stock Option Plan (together with any other share compensation arrangement of the Corporation) from a rolling 10% to 15% of the outstanding Common Shares on each date on which the award is granted (on a non-diluted basis).

Pursuant to the RSU Plan, the number of Common Shares that may currently be reserved for issuance under the RSU Plan and under any other share compensation plans of the Corporation, including the Stock Option Plan, will not exceed (in the aggregate) 10% of the outstanding Common Shares on the grant date on a non-diluted basis. The Corporation is required, at all times during the term of the RSU Plan, to reserve and keep available the number of Common Shares necessary to satisfy the requirements of the RSU Plan.

The number of Common Shares reserved for issuance to any one person pursuant to the grant of awards under the RSU Plan, when combined with the number of Common Shares reserved for issuance under all awards granted within the one-year period prior to the Grant Date under all other share compensation plans, including the Stock Option Plan and the RSU Plan, may not exceed 5% of the issued and outstanding Common Shares at the Grant Date on a non-diluted basis, unless the Corporation has obtained disinterested shareholder approval. The number of Common Shares reserved for issuance under an award granted pursuant to the RSU Plan to any: (i) consultant, or (ii) party providing investor relation services, when combined with the number of Common Shares reserved for issuance under all awards granted under the RSU Plan within the one-year period prior to the Grant Date to (i) all consultants, or (ii) all parties providing investor relation services, respectively, cannot exceed 2% of the issued and outstanding Common Shares on the Grant Date on a non-diluted basis.

Unless disinterested shareholder approval is obtained, the number of Common Shares that may be reserved for issuance to insiders pursuant to the grant of awards under the RSU Plan and under any other share compensation arrangement, including the Stock Option Plan, will not exceed, in the aggregate, 10% of the outstanding Common Shares on a non-diluted basis at any point in time.

Unless disinterested shareholder approval is obtained, an award under the RSU Plan may only be granted to an insider under the RSU Plan if the number of Common Shares reserved for issuance under that award, when combined with the number of Common Shares reserved for issuance under awards granted within the one-year period before the Grant Date by the Corporation to insiders under all other share compensation plans, including the Stock Option Plan and the RSU Plan, does not exceed, in the aggregate, 10% of the outstanding Common Shares on the Grant Date on a non-diluted basis.

Grant Date by the Corporation to insiders under all other share compensation plans, including the Stock Option Plan and the RSU Plan, does not exceed, in the aggregate, 10% of the outstanding Common Shares on the Grant Date (including any Common Shares issuable on exchange of the outstanding proportionate voting shares and exchangeable shares of the Corporation, but otherwise on a non-diluted basis).

Any vested RSUs will be settled in the form of Common Shares as provided in the applicable award agreement. Unless otherwise determined by the Board, RSUs typically vest over a four year period and are settled on each of the first four anniversary dates from the date of grant. Awards granted under the RSU Plan will have a market value on any given date of the closing price of the Common Shares on any exchange the Corporation is then listed on the trading day prior to the relevant date. The term, vesting and any performance conditions applicable to an award of RSUs shall be as approved by the Board. RSUs awarded pursuant to the RSU Plan are non-transferable.

Employment, Consulting and Management Agreements

As of the date of this Circular, the Corporation has employment agreements with each of its Named Executive Officers, Ziad Ghanem, its President and Chief Executive Officer (“CEO”) (who joined the Corporation effective as of January 5, 2022 as its President and Chief Operating Officer, and subsequently promoted to CEO on March 29, 2023, in addition to continuing in his existing role as President), Keith Stauffer, its Chief Financial Officer and Lynn Gefen, its Chief Legal Officer (who joined the Corporation effective May 23, 2022). Such employment agreements provide for, among other things, the continuation of the employment for an indefinite term, subject to termination as provided for in the employment agreements.

Employment Agreement – Ziad Ghanem – President and CEO

Pursuant to an employment agreement dated January 10, 2022 (“January 2022 Employment Agreement”). Mr. Ghanem was entitled to an annual salary of $425,000 and is eligible to participate in a bonus plan whereby he will have an annual bonus opportunity of 40% of his annual salary payable in cash, with the full amount guaranteed in the first year, and long term incentive (“LTI”) in the form of RSUs of up to 40% of his annual salary pursuant to the Corporation’s Share Unit Plan and as determined by the Board from time to time. Mr. Ghanem received a one-time grant of 30,000 RSUs and 325,000 stock options, subject to the Corporation’s policies and received a further grant of 350,000 stock options on September 23, 2022. In the event that the Corporation terminates Mr. Ghanem’s employment without cause, Mr. Ghanem would be entitled to: (i) continued pay and benefits for a twelve months period, less applicable deductions (“Severance Pay”); and (ii) the accelerated vesting of unvested options (granted subject to the provisions of the Stock Option Plan) on a pro-rata basis. Pursuant to the terms of his employment agreement, Mr. Ghanem agreed that he shall not engage in any activity which is in competition with the Corporation during his employment and for a period of twelve months thereafter. Mr. Ghanem is also precluded from soliciting the Corporation’s customers or employees for a twelve-month period following his last day of active employment.

On March 29, 2023, the Board of Directors promoted Mr. Ghanem to President and Chief Executive Officer. In connection with his appointment, the Corporation, entered into an executive employment agreement with Mr. Ghanem (the “New Employment Agreement”), dated and effective as of March 29, 2023. Pursuant to the New Employment Agreement, Mr. Ghanem will receive an annual base salary of US$500,000 and will be eligible, among other things: (i) to receive an annual discretionary performance bonus of 75% of his then-current base salary, (ii) to continue participating in employee benefit programs and plans and (iii) to receive LTI in the form of RSUs of up to 100% of his then-current base salary pursuant to the Corporation’s Share Unit Plan and as determined by the Board from time to time. In the event that the Corporation terminates Mr. Ghanem’s employment without cause, Mr. Ghanem would be entitled to: (i) continued pay and benefits for a twelve months period, less applicable deductions (“Severance Pay”); and (ii) the accelerated vesting of unvested options (granted subject to the provisions of the Stock Option Plan) on a pro-rata basis.

In the event of a change of control, 100% of Mr. Ghanem’s unvested options and RSUs will accelerate and vest immediately. In addition, if Mr. Ghanem’s employment is terminated without cause or for good reason within 12 months following a change of control, Mr. Ghanem will be entitled to two times his Severance Pay and, if not yet paid, his full bonus for the prior calendar year and full bonus for the current calendar year.

Employment Agreement – Keith Stauffer – Chief Financial Officer

Pursuant to an employment agreement dated April 22, 2020, and as subsequently amended, Mr. Stauffer is entitled to an annual salary of $416,000 and is eligible to participate in a bonus plan whereby he will have an annual bonus opportunity of 50% of his annual salary, payable in cash or RSUs that will vest immediately upon award, and long term incentive of up to 100% of his annual salary payable in RSUs. In the event of a change of control (as defined in the employment agreement), Mr. Stauffer would be entitled to the accelerated vesting of unvested options (granted subject to the provisions of the Stock Option Plan). In the event that the Corporation terminates Mr. Stauffer’s employment without cause, Mr. Stauffer would be entitled to: (i) a lump sum payment of an amount equal to six months’ annual salary (nine months in the case of termination related to a non-performance issue), less applicable deductions; and (ii) the accelerated vesting of unvested options (granted subject to the provisions of the Stock Option Plan) on a pro-rata basis. Pursuant to the terms of his employment agreement, Mr. Stauffer agreed that he shall not engage in any activity which is in competition with the Corporation during his employment and for a period of twelve months thereafter. Mr. Stauffer is also precluded from soliciting the Corporation’s customers or employees for a twelve-month period following his last day of active employment. In April 2023, the Board of Directors in its discretion increased Mr. Stauffer’s annual base salary to $433,000, effective April 3rd, 2023.

Employment Agreement – Lynn Gefen – Chief Legal Officer and Corporate Secretary

Pursuant to an employment agreement dated May 23, 2022, Ms. Gefen is entitled to an annual salary of $325,000 and is eligible to participate in a bonus plan whereby she will have an annual bonus opportunity of 40% of her annual salary payable in cash, and long term incentive in the form of RSUs of up to 40% of her annual salary. In 2022, Ms. Gefen received 275,000 stock options on May 25, 2022 and 281,250 on September 23, 2022, subject to the Corporation’s policies. In the event that the Corporation terminates Ms. Gefen’s employment without cause, Ms. Gefen would be entitled to: (i) continued pay and benefits for a twelve (12) month period, less applicable deductions; and (ii) the accelerated vesting of unvested options (granted subject to the provisions of the Stock Option Plan) on a pro-rata basis. Pursuant to the terms of her employment agreement, Ms. Gefen agreed that she shall not engage in any activity which is in competition with the Corporation during her employment and for a period of twelve months thereafter. Ms. Gefen is also precluded from soliciting the Corporation’s customers or employees for a twelve-month period following her last day of active employment. In April 2023, the Board of Directors in its discretion increased Ms. Gefen’s annual base salary to $350,000, effective April 3rd, 2023.

Outstanding Equity Awards at 2022 Fiscal Year-End

The following table reflects information regarding outstanding equity-based awards that were held by our NEOs as of December 31, 2022.

Outstanding Equity Awards
	Option Awards				Stock Awards
Named Executive Officer	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: Number of shares or units of stock that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Jason Wild	1,000,000 50,000	Nil 150,000(1)	Nil Nil	3.16 10.79	6/19/23 3/25/31	35,885 Nil	40,550 Nil	Nil Nil	Nil Nil
Ziad Ghanem	Nil Nil	325,000(1) 350,000(1)	Nil Nil	5.43 1.32	03/21/32 10/3/32	30,000 Nil	33,900 Nil	Nil Nil	Nil Nil
Keith Stauffer	666,666 Nil	333,334(2) 100,000(1)	Nil Nil	2.11 1.32	4/27/25 10/3/32	8,669 75,912	9,796 85,781	Nil Nil	Nil Nil
Lynn Gefen	Nil Nil	275,000(1) 281,250(1)	Nil Nil	3.90 1.32	5/25/32 10/3/32	Nil Nil	Nil Nil	Nil Nil	Nil Nil

(5)
Such Stock Options vest annually over four (4) years from the grant date.
(2) Such Stock Options vest annually over three (3) years from the grant date.

Pension Benefits

The Corporation does not have a pension plan that provides for payments or benefits to the NEOs or directors at, following, or in connection with retirement.

Directors’ and Officers’ Liability Insurance

The Corporation holds director and officer liability insurance in the aggregate amount of $10,000,000, subject to a $1,000,000 deductible payable by the Corporation. The annual premium paid by the Corporation for this coverage is $1,267,266 for the 13 month period ending May 5, 2023.

No indemnification under section 136 of the OBCA was paid or became payable in 2022.

STATEMENT OF DIRECTOR COMPENSATION

Director Compensation Table

The following table sets forth a summary of the compensation paid to TerrAscend’s non-employee directors during 2022. Mr. Wild was an executive officer of the company through January 5, 2022, after which date Mr. Wild continued to serve as a director of the Corporation. Mr. Wild did not receive any additional compensation for his services as an executive officer.

Name	Stock Awards ($)(1) (2)	Total ($)
Jason Wild(3)	500,000	500,000
Craig Collard	313,500	313,500
Kara DioGuardi	166,600	166,600
Ira Duarte(4)	Nil	Nil
Lisa Swartzman	250,500	250,500
Ed Schutter	252,000	252,000

(1) The amounts in the Stock Awards column reflect the grant date fair value of each RSU award granted during the year ended December 31, 2022, computed in accordance with ASC Topic 718. This calculation assumes that the director will perform the requisite service for the award to vest in full as required by SEC rules. These amounts do not reflect the actual economic value that will be realized by the director upon vesting of the RSUs or the sale of the common stock underlying such RSUs.

(2) The table below shows the aggregate number of stock awards outstanding for each of our directors who is not a named executive officer, as of December 31, 2022:

(3) Payments for Mr. Wild’s service as a non-employee director for the portion of 2022 subsequent to the cessation of his employment with the Corporation is set forth in the Summary Compensation Table. The outstanding equity awards held by Mr. Wild are set forth in the Outstanding Equity Awards at December 31, 2022 Fiscal Year-End.

(4) Ms. Duarte joined the Board in December 2022 but did not receive any grants in compensation for her service until 2023. Accordingly, Ms. Duarte’s equity compensation is considered 2023 compensation and is not included in this table.

Compensation of Directors

The Compensation Committee conducts reviews with respect to director compensation at least once a year. In 2022, the annual base compensation for directors was an aggregate of $200,000 per director, paid entirely in RSUs (or the pro rata amount thereof based on time served in a year). Additional compensation for participation in the committees of the Board is as follows (all of which shall be paid in RSUs): an additional remuneration of $19,500 for the Audit Committee Chair, $7,500 for Audit Committee members, $12,000 for the Compensation Committee Chair, and $6,000 for Compensation Committee members. The Corporation has yet to determine compensation for the Nominating and Corporation Governance Committee. The Chair (or Executive Chair) of the Board is paid an additional $300,000 (in RSUs). Directors are issued RSUs on the date of the Meeting, with each RSU vesting on the last calendar day of the year. Additionally, all directors are reimbursed for the out-of-pocket expenses related to their attendance at Board and committee meetings.

For more information regarding the Corporation’s pay decisions in 2022 please see section above entitled “Compensation Philosophy and Goals.”

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table sets out certain details as at December 31, 2022 with respect to the Stock Option Plan and the RSU Plan, being the sole equity compensation plans pursuant to which equity securities of the Corporation are authorized for issuance. As of December 31, 2022, none of the equity based awards have been approved by the Shareholders of the Corporation. A description of the Stock Option Plan and RSU Plan can be found in the section above entitled “Stock Option Plan and RSU Plan”.

Plan	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))(c) (1)
Stock Option Plan	20,111,246	$3.63	14,547,284
RSU Plan	415,640	N/A
Equity Compensation plans not approved by security holders	0	N/A

(1)
The Stock Option Plan and the RSU Plan each currently provide that the number of Common Shares that may be reserved for issuance under both of these plans (together with any other share compensation arrangement of the Corporation) will not exceed (in the aggregate) 10% of the outstanding Common Shares (on an outstanding basis) on any given date. As of December 31, 2022, 350,741,706 Common Shares (including Common Shares, Preferred Shares and Exchangeable Shares) were issued and outstanding. Therefore, 35,074,170 options and RSUs were available for issuance under the Stock Option Plan and the RSU Plan on that date (December 31, 2022, being 10% of the number of Common Shares issued and outstanding (on a fully diluted basis), less 20,111,246, being the number of securities to be issued upon exercise of the outstanding Stock Options, and less 415,640, being the number of securities to be issued upon issuance of the outstanding RSUs). Note references in the Circular to a proposed increase from 10% to 15% for the limits under each of the Stock Option Plan and the RSU Plan, subject to shareholder approval at the Meeting, in addition to clarifying that future calculations of plan limits will be on a non-diluted basis.
(2)
In addition to the weight average exercise price of options noted below of $3.63 weighted average exercise price of warrants outstanding as December 31, 2022 is $4.49. On an aggregate basis including outstanding options, warrants, and RSU’s the weighted average exercise price is $4.06.

INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

As of the date hereof, none of the current or former directors, executive officers or employees of the Corporation or any of its subsidiaries is indebted to the Corporation, and, as at the date hereof, the indebtedness, if any, of such persons to other entities is not the subject of a guarantee, support agreement, letter of credit or similar arrangement or understanding provided by the Corporation or any of its subsidiaries.

TRANSACTIONS WITH RELATED PERSONS

The following includes a summary of transactions since January 1, 2022 to which the Corporation has been a party, in which the amount involved in the transaction or proposed transaction is in excess of $120,000 and in which any of our directors, executive officers or, to our knowledge, any person or company who beneficially owns, controls or directs directly or indirectly, more than 5% of our voting securities or any associate or affiliate (including member of the immediate family) of any of the forgoing persons had or will have a direct or indirect material interest by way of beneficial ownership of securities or otherwise. Other than as described below, there have not been, nor are there currently any proposed, transactions or series of similar transactions to which the Corporation has been or will be a party other than compensation arrangements, which include equity and other compensation, termination, or change in control and other arrangements, which are described under “Executive Compensation” and “Statement of Director Compensation”.

(i)
On August 31, 2021, the Corporation entered into a definitive arrangement agreement (the “Arrangement Agreement”) with Gage Growth Corp. (“Gage”), pursuant to which TerrAscend was to acquire all of the issued and outstanding subordinate voting shares of Gage by way of a court- approved plan of arrangement under the Canada Business Corporations Act. The arrangement was approved at the special meeting of the Corporation’s Shareholders on November 11, 2021, and the arrangement closed on March 10, 2022, subject to the satisfaction or waiver of all remaining closing conditions. Pursuant to the terms of the Arrangement Agreement, Gage shareholders received 0.3001 of a Common Share for each Gage share (or equivalent) held. Pursuant to the Arrangement Agreement, TerrAscend issued an aggregate of 51.2 million Common Shares and up to 25.8 million Common Shares were reserved for issuance in connection with the exercise or exchange of former Gage convertible securities if and when exercised or exchanged. At the time of the Arrangement Agreement, the transaction was valued at approximately $545mm, exclusive of convertible securities subject to exercise or exchange. A copy of the Arrangement Agreement is available on the Corporation’s profile on SEDAR at www.sedar.com. The acquisition of Gage was a “related party transaction” pursuant to Multilateral Instrument 61-101 — Protection of Minority Security Holders in Special Transactions (“MI 61-101”) and was subject to Part 5 of MI 61-101, as Mr. Wild is a control person of the Corporation and was a control person of Gage, and as Mr. Mavrinac was a director of the Corporation and was a director of Gage. While technically exempt from the minority approval requirement of MI 61-101 pursuant to Section 5.7(a) thereof, the Corporation sought and obtained approval from minority Shareholders of the Corporation at the special meeting of the Corporation’s Shareholders on November 11, 2021 as an additional procedural safeguard to ensure the rights of minority Shareholders were appropriately considered in respect of the acquisition of Gage.

Indemnification Agreements

The Corporation indemnifies its directors and officers to the fullest extent permitted by law pursuant to indemnification agreements entered between the Corporation and each of its directors and officers. Each indemnification agreement also provides that, on satisfaction of certain conditions, the Corporation will advance expenses incurred by a director or officer prior to the final disposition of any action or proceeding, and permit us to secure insurance on behalf of any officer or director for any liability arising out of his or her actions in that capacity regardless of whether the Corporation would otherwise be permitted to indemnify him or her under the provisions of Ontario law.

Related Party Transactions Policy

The Corporation adopted a related person transaction policy on January 25, 2023 that sets forth our procedures for the identification, review, consideration and approval or ratification of related person transactions. For purposes of our policy only, a related person transaction is a transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we and any related person are, were or will be participants in which the amount involved exceeds $120,000. Transactions involving compensation for services provided to us as an employee or director are not covered by this policy. A related person is any executive officer, director or beneficial owner of more than 5% of any class of our voting securities, including any of their immediate family members and any entity owned or controlled by such persons.

Under the policy, if a transaction has been identified as a related person transaction, including any transaction that was not a related person transaction when originally consummated, any transaction that was not initially identified as a related person transaction prior to consummation, our management must present information regarding the related person transaction to our Audit Committee, or, if Audit Committee approval would be inappropriate, to another independent body of our Board of Directors, for review, consideration and approval, ratification, or rejection. The presentation must include a description of, among other things, (a) all of the parties thereto, (b) the interests, direct or indirect, of any related person in the transaction, (c) a description of the purpose of the transaction, (d) all of the materials facts of the proposed transaction, including the proposed aggregate value of such transaction, or, in the case of indebtedness, that amount of principal that would be involved, (e) the benefits to the Corporation of the proposed transaction, (f) if applicable, the availability of other sources of comparable products or services, (g) an assessment of whether the proposed transaction is on terms that are comparable to the terms available to or from, as the case may be, an unrelated third party or to employees generally, and (h) management’s recommendation with respect to the proposed transaction. In considering related person transactions, our Audit Committee, or other independent body of our Board of Directors, will take into account the relevant available facts and circumstances including, but not limited to:

• the risks, costs and benefits to us;

• the impact on a director's independence in the event that the related person is a director, immediate family member of a director or an entity with which a director is affiliated;

• the terms of the transaction;

• the availability of other sources for comparable services or products; and

• the terms available to or from, as the case may be, unrelated third parties or to or from employees generally.

The policy requires that, in determining whether to approve, ratify or reject a related person transaction, our Audit Committee, or other independent body of our Board of Directors, shall approve only those transactions that, in light of known circumstances, it determines in the good faith exercise of its discretion are in, or are not inconsistent with, our best interests and our stockholders' best interests.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS and management

The following table shows information regarding the beneficial ownership of the Common Shares as of the March 31, 2023 by:

• each Shareholder known by the Corporation to own beneficially 5% or more of our Common Shares;

• each of the Corporation’s directors;

• each of the Named Executive Officers; and

• all current directors and executive officers as a group.

Unless otherwise indicated, the address for each beneficial owner listed in the table below is, before May 10, 2023, c/o TerrAscend Corp., 3610 Mavis Road, Mississauga, Ontario L5C 1W2, and commencing May 10, 2023, c/o TerrAscend Corp., 77 City Centre Drive, East Tower - Suite 501, Mississauga, ON L5B 1M5.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(1)
5% Shareholders
Jason Wild 489 5th Ave, New York, NY 10017, United States Michael Hermiz (3) 3663 Piccadilly Drive Rochester Hills, MI 48309 United States	88,621,984(2) 14,044,680	32.27% 5.1%
Current Directors and Named Executive Officers
Craig Collard	408,579	*
Kara DioGuardi	60,827	*
Ira Duarte	--	*
Ed Schutter	1,123,645	*
Lisa Swartzman	151,141	*
Jason Wild	88,621,984	32.27%
Ziad Ghanem	58,600	*
Keith Stauffer	58,670	*
Lynn Gefen	--	*
All current directors and executive officers as a group (8 persons)	90,433,446	32.93%

________________

*Represents ownership of less than 1.0%.

(1)
Based on 274,625,998 Common Shares (including the Common Shares reserved for issuance upon the exchange of convertible securities that are exchangeable at the option of the holder and that such holder has the right to acquire within 60 days of such date as of April 27, 2023) and includes for each person and group the number of shares that such person or group has the right to acquire within 60 days of such date.
(2)
Based on a Schedule 13D filed with the SEC on December 23, 2022 by a group, including Jason Wild, and a Form 4 filed with the SEC on December 28, 2022, December 29, 2022, March 24, 2023, March 27, 2023, March 28, 2023 and March 30, 2023. Mr. Wild has sole voting power and dispositive power over 2,257,324 shares and shared voting power and dispositive power over 116,975,424 shares.
(3)
Based on a Schedule 13G filed with the SEC on February 9, 2023 by Michael Hermiz. Mr. Hermiz has sole voting power and dispositive power over 14,044,680 shares.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Corporation’s directors and executive officers, and persons who own more than ten percent of a registered class of the Corporation’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Corporation. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Corporation with copies of all Section 16(a) forms they file.

To the Corporation’s knowledge, based solely on a review of the copies of such reports filed on the SEC’s EDGAR system and written representations that no other reports were required, during the fiscal year ended December 31, 2022, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with; except that (i) due to administrative error JW Asset Management LLC was late filing one Form 4 with respect to one transaction, (ii) Lisa Swartzman, a Director of the Corporation, was late filing one Form 4 with respect to one transaction, and (iii) Richard Mavrinac, a former Director of the Corporation, was late filing one Form 4 with respect to one transaction.

MANAGEMENT CONTRACTS

No management functions of the Corporation or its subsidiaries are performed to any substantial degree by a person other than the directors or executive officers of the Corporation or its subsidiaries.

CORPORATE GOVERNANCE

National Policy 58-201 – Corporate Governance Guidelines (“NP 58-201”) establishes corporate governance guidelines which apply to all public corporations. The Corporation has reviewed its own corporate governance practices in light of these guidelines. National Instrument 58-101 – Disclosure of Corporate Governance Practices mandates disclosure of corporate governance practices, which disclosure is set out below.

Board of Directors

Pursuant to National Instrument 52-110 – Audit Committees (“NI 52-110”), a director is considered to be independent if he or she has no direct or indirect material relationship with the Corporation that the Board believes could reasonably be perceived to materially interfere with his or her ability to exercise independent judgment. NI 52-110 sets out certain situations where a director is deemed to have a material relationship with the Corporation.

As of the date of this Circular, the Board consists of six persons, three of whom the Corporation believes to be independent based upon the tests for independence set forth in NI 52-110: Mr. Craig Collard, Ms. Ira Duarte and Ms. Kara DioGuardi. Mr. Jason Wild is not an independent director as he served as an executive officer of the Corporation. Ms. Lisa Swartzman is not an independent director as she has accepted a consulting, advisory or other compensatory fee from the Corporation, other than as remuneration for acting in her capacity as a member of the Board. Mr. Ed Schutter is not an independent director as he is the former Chief Executive Officer of Arbor, a privately held company in respect of which Mr. Wild was also a director and served as a member of the Arbor compensation committee

(although this is no longer the case given the sale of Arbor in September 2021; Mr. Wild and Mr. Schutter are no longer involved with Arbor). In 2021, the Board appointed Mr. Collard as the lead independent director of the Board.

We meet the director independence for our listing with the OTCQX Best Market, being a minimum of two independent directors and a majority of the audit committee being comprised of independent directors. Our Common Shares are not currently quoted or listed on any U.S. national exchange or interdealer quotation system that has a requirement that a majority of our Board be independent.

The Board facilitates independent supervision of management of the Corporation through meetings of the Board and through frequent informal discussions among independent members of the Board and management. In addition, the Board has access to the Corporation’s external auditors, the Corporation’s legal counsel, and to any of the Corporation’s officers. The Board has a stewardship responsibility to supervise the management of, and to oversee the conduct of the business of, the Corporation, to provide leadership and direction to management, to evaluate management, to set policies appropriate for the business of the Corporation, and to approve corporate strategies and goals.

The Board recommends nominees to the Shareholders for election as directors, and immediately following each annual general meeting of the Corporation, appoints the Audit Committee.

The Board exercises its independent supervision over management by way of its policies that (a) periodic meetings of the Board be held to obtain an update on significant corporate activities and plans, and (b) all material transactions of the Corporation are subject to prior approval of the Board. To facilitate open and candid discussion among its independent directors, such directors are encouraged to communicate with each other directly to discuss ongoing issues pertaining to the Corporation.

Risk Oversight

The Board has overall responsibility for the oversight of the Corporation’s risk management process, which is designed to support the achievement of organizational objectives, including strategic objectives, improve long-term organizational performance and enhance shareholder value. Risk management includes not only understanding Corporation-specific risks and the steps management implements to manage those risks, but also what level of risk is acceptable and appropriate for the Corporation. Management is responsible for establishing our business strategy, identifying and assessing the related risks and implementing appropriate risk management practices. The Board periodically reviews our business strategy and management’s assessment of the related risks and discusses with management the appropriate level of risk for the Corporation. Each of our Board committees also oversees the management of risk that falls within that committee’s areas of responsibility. For example, the Audit Committee assists the Board in fulfilling its risk oversight responsibilities relating to our financial and accounting risk management policies and procedures. As part of this process, the Audit Committee meets periodically with management to review, discuss and provide oversight with respect to our processes and controls to assess, monitor and mitigate potential risk exposure. In providing such oversight, the Audit Committee may also discuss such processes and controls with our independent registered public accounting firm. The Compensation Committee likewise assists the Board in fulfilling its risk oversight responsibilities associated with, among other things, compensation program design by reviewing whether there are risks arising from our compensation programs and practices that are reasonably likely to have a material adverse effect on the Corporation.

Board Leadership Structure

As of the Record Date, the Corporation does not have the same individual serving as the Chair of its Board and its Principal Executive Officer. Mr. Wild, the Corporation’s Executive Chairman, is Chair of the Board. The Corporation believes that separation of the positions of Board Chair and Chief Executive Officer reinforces the independence of the Board in its oversight of the business and affairs of the Corporation. In 2021, the Board appointed Mr. Collard as the lead independent director of the Board to help reinforce the independence of the Board as a whole. The lead independent director is empowered to, among other duties and responsibilities, approve agendas and meeting schedules for regular Board meetings, preside over Board meetings in the absence of the Chair, preside over and establish the agendas for meetings of the independent directors, act as liaison between the Chair and the independent directors, approve information sent to the Board, preside over any portion of Board meetings at which the evaluation or compensation of the Chief Executive Officer is presented or discussed and, as appropriate upon request, act as a liaison to shareholders. In addition, it is the responsibility of the lead independent director to coordinate between the Board and management with regard to the determination and implementation of responses to any problematic risk management issues. As a result, the Corporation believes that the lead independent director can help ensure the effective independent functioning of the Board in its oversight responsibilities. In addition, the Corporation believes that the lead independent director is better positioned to build a consensus among directors and to serve as a conduit between the other independent directors and the Board Chair, for example, by facilitating the inclusion on meeting agendas of matters of concern to the independent directors.

Hedging Policies or Practices

The Corporation does not currently have any hedging policies or practices in place.

Our NEOs and directors are discouraged from purchasing financial instruments designed to hedge or offset a decrease in market value of equity securities granted as compensation or held, directly or indirectly, by the NEO or director, and, to the knowledge of the Corporation, no NEO or director has undertaken such hedging transactions. However, the Corporation does not have a policy expressly prohibiting such transactions.

Other Public Company Directorships

In addition to acting as a director of the Corporation, the following current members of the Board hold a directorship in the other reporting issuers (or equivalent in other jurisdictions) set forth below:

Ed Schutter has served as a member of our Board since November 2020. Mr. Schutter was Chief Executive Officer of Arbor Pharmaceuticals (“Arbor”) from 2010 to 2021. Mr. Schutter is a registered pharmacist with a B.S. degree in Pharmaceutical Sciences from Mercer University and an M.B.A. from Kennesaw State University. He has also completed graduate studies in International Business at Njienrode University, Amsterdam, Netherlands. Mr. Schutter is currently a board member of Vitruvias Therapeutics, Intrance Medical Systems and Establishment Labs. The Corporation believes that Mr. Schutter is qualified to serve on the Board because of his extensive experience as an executive, his experience as a director and his industry experience in pharmaceuticals.

Name of Director	Name of Issuer	Market
Craig Collard	Heron Therapeutics	Nasdaq Stock Market
Ed Schutter	Establishment Labs S.A.	Nasdaq Stock Market

Orientation and Continuing Education

The Corporation has created a formal orientation for new Board members which consists of briefings by management, and the provision of copies of or access to the Corporation’s documents.

The Corporation has not adopted formal policies respecting continuing education for Board members. However, Board members are encouraged to communicate with the Corporation’s management, legal counsel, external auditors and consultants to keep themselves current on industry trends and developments and changes in legislation (with management’s assistance), and to attend related industry seminars and to visit the Corporation’s operations. Board members have full access to the Corporation’s records.

Ethical Business Conduct

The Corporation has recently adopted a formal written code of business conduct and ethics (the “Code”) which is available on the Corporation’s external website at www.TerrAscend.com.

The Code sets out the Corporation’s commitment to conduct its business activities and transactions with the highest level of integrity and ethical standards and in accordance with all applicable laws. This Code reflects the business practices and principles of behavior that support this commitment. The Corporation expects every director, officer and employee to read and understand this Code and its application to the performance of his or her business responsibilities. Under the OBCA, a director of a corporation is required to act honestly and in good faith with a view to the best interests of such corporation and to exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances. In addition, directors must comply with the conflict of interest provisions of the OBCA, as well as the relevant securities regulatory instruments, in order to ensure the director exercises independent judgment in considering transactions and agreements in respect of which the director or an officer has a material interest. Any interested director would be required to declare the nature and extent of his or her interest and should not attend any part of a meeting of directors where such actions and agreements in respect of which such director has a material interest is discussed and would not be entitled to vote at meetings of directors that evoke such a conflict. If the Corporation makes any substantive amendments to the Code or grants any waiver from a provision of the Code to any executive officer or director, the Corporation will promptly disclose the nature of the amendment or waiver on its website.

Nomination of Directors

In March 2023, the Corporation established a Nominating and Corporate Governance Committee (“NCGC”) that among other things. The NCGC is currently comprised of Mr. Collard (Chair), as well as Ms. DioGuardi and Mr. Duarte, all of whom are independent directors within the meaning of NI 52-110. The NCGC will assess potential Board candidates to fill perceived needs of the Board for required skills, expertise, independence and other factors. The principal duties and responsibilities of the NCGC include, among other things: identifying, reviewing and evaluating candidates to serve on the Corporation’s Board, including consideration of any conflicts of interest as well as applicable independence, experience and diversity requirements (including race, ethnicity, gender, geography, national origin, and areas of expertise);

-
periodically reviewing, discussing and assessing the performance of the Board, including Board committees;
-
recommending to the entire Board annually the chairmanship and membership of each Board committee;
-
developing and periodically reviewing the Corporation’s corporate governance principles;
-
overseeing and reviewing the processes and procedures used by the Corporation to provide information to the Board and its committees;
-
periodically reviewing non-employee director compensation at least once a year and recommending any changes considered appropriate to the full Board for its approval.

For information regarding the steps taken to determine compensation for directors, see the sections above entitled “Statement of Director Compensation”. The NCGC is governed by a charter defining its responsibilities, powers and operations. A copy of the NCGC Charter is available on the Corporation’s external website at www.TerrAscend.com.

Compensation Committee

The Compensation Committee is currently comprised of Mr. Schutter (Chair) as well as Mr. Collard and Ms. DioGuardi, the latter two of whom are independent directors within the meaning of NI 52-110. The principal duties and responsibilities of the Compensation Committee include, among other things:

-
reviewing and approving corporate goals and objectives relevant to Chief Executive Officer compensation, evaluating the Chief Executive Officer’s performance against those corporate goals and objectives, and, based on that evaluation, making recommendations to the Board with respect to the Chief Executive Officer’s compensation;
-
reviewing and approving and recommending to the Board for approval (with or without modifications) the Chief Executive Officer’s recommendations regarding the appointment, compensation and other terms of employment of the Chief Financial Officer, Chief Legal Officer and all senior management reporting directly to the Chief Executive Officer and all other officers appointed by the Board of Directors;
-
reviewing executive compensation public disclosure and review and approve management’s annual report for inclusion in the Corporation’s management information circular to shareholders respecting the process undertaken by the Compensation Committee in its review and preparing a recommendation in respect of

Chief Executive Officer compensation;
-
overseeing administration of our share compensation arrangements and policies;
-
periodically reviewing the Corporation’s executive compensation programs;
-
reviewing the Corporation’s pension and retirement arrangements.

The Compensation Committee conducts reviews with respect to officer compensation at least once a year. The Compensation Committee may, in its sole discretion, retain the services of a compensation consultant, independent legal counsel and other advisors. For information regarding the steps taken to determine compensation for executive officers, see the section above entitled “Statement of Named Executive Officer Compensation”. The Compensation Committee is governed by a charter defining its responsibilities, powers and operations. A copy of Compensation Committee Charter is available on the Corporation’s external website at www.TerrAscend.com.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee are currently nor have been at any time an officer or employee of the Corporation. None of our executive officers currently serve as members of the Board or compensation committee of any entity that has one or more executive officers serving as a member of our Board or Compensation Committee.

Other Board Committees

The Board has a Compensation Committee, an Audit Committee and a Nominating and Corporate Governance Committee (see below for more details regarding the Audit Committee charter). As the Corporation grows, and its operations and management structure became more complex, the Corporation may appoint additional standing committees, and will ensure that such committees are governed by written charters and are composed of at least a majority of independent directors. Charters for each of the Compensation Committee, Audit Committee and NCGC are available at www.TerrAscend.com.

Director Attendance(1)

Director	Board	Audit Committee	Compensation Committee	Total Attendance
Craig Collard	10/10	7/8	7/7	24/25
Ira Duarte(2)	1/1	1/1	--	2/2
Ed Schutter	7/10	--	6/7	13/17
Lisa Swartzman	10/10	8/8	--	18/18
Jason Wild	9/10	--	--	9/10
Kara DioGuardi(3)	8/8	--	2/3	10/11

________________

(1)
Chart excludes the NCGC since this committee was formed on March 15, 2023.
(2)
Ms. Duarte was appointed to the Board on December 2, 2022.
(3)
Ms. DioGuardi was appointed to the Board on March 3, 2022.

Although the Corporation does not have a formal policy pertaining to Director attendance at the Corporation’s Meeting, all Directors are encouraged to attend the Meeting. At the Corporation’s annual meeting held on June 27, 2022, Jason Wild, Ed Schutter, Lisa Swartzman, Kara DioGuardi were in attendance.

Assessments

The Board monitors the adequacy of information given to directors, communications between the Board and management and the strategic direction and processes of the Board and the committees of the Board. On an annual basis, the Board informally assesses the performance of the Board as a whole, each of the individual directors and each committee of the Board in order to satisfy itself that each is functioning effectively. The NCGC of the Corporation plans to implement a formal Board and Committee assessment process with regard to performance in 2023.

AUDIT COMMITTEE

Audit Committee Charter

The Audit Committee is governed by its charter that is attached as Schedule “A” to this Circular. A copy of the Audit Committee Charter is available on the Corporation’s external website at www.TerrAscend.com.

The principal duties and responsibilities of the Audit Committee include, among other things:

-
reviewing and recommending approval to the Board of the Corporation’s financial statements, MD&A and annual and interim profit or loss news releases and prospectus type documents;
-
recommending to the Board the external auditor to be nominated for the purpose of preparing or issuing an auditor’s report or performing other audit, review or attest services for the Corporation and the compensation of the external auditor and overseeing the work of the engaged external auditor, including reviewing the proposed audit plan and proposed audit fees and meeting regularly in private with the external auditor;
-
pre-approving all non-audit services to be provided to the Corporation or its subsidiary by the Corporation’s external auditor;
-
reviewing the Corporation’s accounting policy note to ensure completeness and acceptability with US GAAP as part of the approval of the financial statements;
-
reviewing with management and the external auditor any proposed changes in major accounting policies and key estimates and judgments that may be material to financial reporting and the Corporation’s financial disclosures and discussing the appropriateness of accounting policies, disclosures and key estimates and judgments;
-
reviewing, at least annually, reports from the external auditor on (i) all relationships and engagements for non-audit services that may reasonably be thought to bear on the independence of the auditor and (ii) the audit firm’s internal quality control;
-
identifying, in consultation with management, the Corporation’s principal business risks, reviewing related risk management policies and recommending those policies for approval by the Board, and communicating and assigning to the applicable Board committees those policies for implementation and ongoing monitoring;
-
reviewing plans of the internal and external auditors to ensure the combined evaluation and testing of control is comprehensive, well-coordinated, cost effective and appropriate to risks, business activities and changing circumstances;
-
reviewing the plan and scope of the annual audit with respect to reliance and testing of controls and major points contained in the auditor’s management letter resulting from control evaluation and testing;
-
reviewing annually a formal report prepared by management on the effectiveness of the Corporation’s control systems;
-
reviewing regular reports from management and others (e.g., internal and external auditors) concerning the Corporation’s compliance with financial related laws and regulations;
-
establishing procedures for (i) the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls, or auditing matters and (ii) the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters; and
-
reviewing related party transactions.

Composition of the Audit Committee

The Audit Committee is currently comprised of Ms. Swartzman, Ms. Duarte (Chair), and Mr. Collard. Ms. Swartzman will not be standing for re-election to the Board. Ms. Duarte and Mr. Collard have been determined by the Board to be independent for the purposes of NI 52-110. Ms. Swartzman is not considered by the Board to be independent within the meaning of NI 52-110. Our listing with the OTCQX Best Market requires a majority of the audit committee be comprised of independent directors. Based on the education and breadth of experience of each member of the Audit Committee, the Board has determined each such member to be financially literate within the meaning of NI 52-110.

Relevant Education and Experience

For the purposes of NI 52-110, an individual is financially literate if he or she has the ability to read and understand a set of financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of the issues that can reasonably be expected to be raised by the issuer’s financial statements. All members of the Audit Committee have experience reviewing financial statements and dealing with related accounting and auditing issues. The education and experience of each member of the Audit Committee relevant to the performance of his duties as a member of the Audit Committee can be found under the section above entitled “Proposal No. 2: Election of Directors”. The Corporation has determined that Ira Duarte, Chair of the Audit Committee, qualifies as an “audit committee financial expert” as defined in the applicable SEC rules and has been determined by the Board to be independent for the purposes of the Securities Act of 1933.

Audit Committee Oversight

At no time since the commencement of the Corporation’s most recently completed financial year was a recommendation of the Audit Committee to nominate or compensate an external auditor not adopted by the Board.

Reliance on Certain Exemptions

At no time since the commencement of the Corporation’s most recently completed financial year has the Corporation relied on the following exemptions contained in NI 52-110:

(1)
an exemption from section 2.4 (De Minimis Non-Audit Services);
(2)
an exemption from subsection 6.1.1(4) (Circumstance Affecting the Business or Operations of the Venture Issuer);
(3)
an exemption from subsection 6.1.1(5) (Events Outside Control of Member);
(4)
an exemption from subsection 6.1.1(6) (Death, Incapacity or Resignation); or
(5)
an exemption from NI 52-110, in whole or in part, granted under Part 8 (Exemptions).

Exemption for Venture Issuers

The Corporation is a “venture issuer” as defined in NI 52-110 and is relying on the exemption in section 6.1 of NI 52-110 relating to Parts 3 (Composition of Audit Committee) and 5 (Reporting Obligations) of NI 52-110.

Pre-Approval Policies and Procedures

On March 15, 2023, the Corporation adopted an Audit Committee Pre-approval Policy for the approval of services of the independent registered accounting firm. The Policy sets forth the particular services that may be pre-approved on a collective basis as well as the procedures for such pre-approval.

Audit Fees

See section above entitled “Proposal No. 3: Re-Appointment of Auditor” for the table setting forth the fees paid by the Corporation and its subsidiaries to MNP for services rendered for the years ended December 31, 2022 and December 31, 2021.

Audit Committee Report

The following report of the Audit Committee of the Board does not constitute soliciting material and should not be deemed filed or incorporated by reference into any future filings under the U.S. Securities Act of 1933 or the Exchange Act, except to the extent we specifically incorporate this report by reference.

Management has the primary responsibility for establishing and maintaining adequate internal financial controls, for preparing the financial statements and for the public reporting process. MNP, the Corporation’s independent registered public accounting firm, is responsible for expressing opinions on the conformity of the Corporation’s audited financial statements with US GAAP.

The Audit Committee has reviewed and discussed with management and MNP the Corporation’s audited consolidated financial statements for the fiscal year ended December 31, 2022. The Audit Committee oversaw the Company’s acquisitions of Gage Growth Corp. (“Gage”) and KISA Enterprises MI, LLC and KISA Holdings, LLC (collectively, "Pinnacle") during 2022 and the subsequent impairment of the related Goodwill and certain intangible assets during the year. In addition, the Audit Committee oversaw the debt settlement agreement with Canopy USA, LLC, Canopy USA I Limited Partnership and Canopy USA III Limited Partnership (collectively, the "Canopy USA Entities").

The Audit Committee has also discussed with MNP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC.

The Audit Committee also received the written disclosures and the letter from MNP that are required by applicable requirements of the PCAOB regarding MNP’s communications with the Audit Committee concerning independence and has discussed with MNP its independence. On the basis of the foregoing, the Audit Committee concluded that MNP is independent from the Corporation, its affiliates and management.

Based upon its review of the Corporation’s audited financial statements and the discussions noted above, the Audit Committee recommended to the Board that the Corporation’s audited consolidated financial statements for the fiscal year ended December 31, 2022 be included in the Corporation’s Annual Report on Form 10-K for such fiscal year, which was filed with the SEC.

This report has been furnished by the members of the Audit Committee.

Submitted by the Audit Committee of the Board of Directors

Ira Duarte (Chair)

Lisa Swartzman

Craig Collard

OTHER MATTERS

Management of the Corporation is not aware of any matters to come before the Meeting other than those set forth in the Notice of Meeting. If any other matters do properly come before the Meeting, the person named in the form of proxy intends to vote the Common Shares represented thereby in accordance with his or her best judgement on such matter.

SHAREHOLDER COMMUNICATIONS

We have not adopted a formal process for shareholder communications with the Board. Nevertheless, we regularly communicate with Shareholders and try to ensure that the views of Shareholders are heard by the Board or individual directors, as applicable, and that appropriate responses are provided to Shareholders in a timely manner. We believe our responsiveness to shareholder communications to the Board and engagement with Shareholders has been good. We will review each communication and will forward such communications to our Board, or to any individual director to whom the given communication is addressed, unless the given communication consists of general surveys and mailings to solicit business or advertise products; job applications or resumes; general questions and inquiries; or any material that is threatening, illegal or that does not relate to the responsibilities of our Board. Shareholders may provide feedback through a number of channels, including email at info@terrascend.com, at our mailing address (before May , 2023, 3610 Mavis Road, Mississauga, Ontario L5C 1W2, and commencing May 10, 2023, 77 City Centre Drive, East Tower - Suite 501, Mississauga, ON), or by calling our phone number (1-855-837-7295).

ADDITIONAL INFORMATION

Additional information relating to the Corporation is available on the Corporation’s SEDAR profile at www.sedar.com and on the SEC’s website at www.sec.gov. Financial information about the Corporation is provided in the Corporation’s consolidated annual financial statements and management’s discussion and analysis for the year ended December 31, 2022.

Shareholders may request copies of the Corporation’s financial statements and management’s discussion and analysis free of charge by contacting the Corporation at 1-855-837-7295.

BOARD APPROVAL

The Board has approved the contents of this Circular and the mailing thereof to the Corporation’s Shareholders.

DATED at Toronto, Ontario, the 2nd day of May, 2023.

On Behalf of the Board of Directors

_/s/ Jason Wild_______________

Jason Wild
Executive Chairman, Chairman of the Board and Director

SCHEDULE “A”
AUDIT COMMITTEE CHARTER

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TERRASCEND CORP. AUDIT COMMITTEE CHARTER

I.
GENERAL

1.
Mandate and Purpose of the Committee

The purpose of the Audit Committee (the “Committee”) is to assist the board of directors (the “Board”) of TerrAscend Corp. (the “Company”) in fulfilling its oversight responsibilities relating to:

(a)
the integrity of the Company’s financial statements;

(b)
the Company’s compliance with legal and regulatory requirements, as they relate to the Company’s financial statements;

(c)
the qualifications, independence and performance of the external auditor;

(d)
internal controls and disclosure controls;

(e)
the performance of the Company’s internal audit function; and

(f)
performing the additional duties set out in this Charter or otherwise delegated to the Committee by the Board.

2.
Authority of the Committee

(a)
The Committee has the authority to:

(i)
engage independent counsel and other advisors as it determines necessary to carry out its duties;

(ii)
set and pay the compensation for any advisors employed by the Committee; and

(iii)
communicate directly with the internal and external auditors.

(b)
The Committee has the authority to delegate to individual members or subcommittees of the Committee.

II.
PROCEDURAL MATTERS

1.
Composition

The Committee will be composed of a minimum of three members.

2.
Member Qualifications

(a)
Every Committee member must be a director of the Company.

(b)
A majority of the members of the Committee must be “independent” as defined in National Instrument 52-110 – Audit Committees.

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Audit Committee Charter

(c)
Every Committee member must be “financially literate” as defined in National Instrument 52-110 – Audit Committees.

(d)
At least one member of the Committee will have accounting or related financial management experience or expertise.

3.
Member Appointment and Removal

Members of the Committee will hold office until the next annual meeting of the shareholders.

4.
Committee Structure and Operations

(a)
Chair

Each year, the Board will appoint one member of the Committee to act as Chair of the Committee. The Chair of the Committee may be removed at any time at the discretion of the Board. If, in any year, the Board does not appoint a Chair, the incumbent Chair will continue in office until a successor is appointed.

If the Chair of the Committee is absent from any meeting, the Committee will select one of the other members of the Committee to preside at that meeting.

(b)
Meetings

The Chair of the Committee will be responsible for developing and setting the agenda for Committee meetings. The Chair, in consultation with the Committee members, will determine the schedule and frequency of the Committee meetings. However, the Committee will meet at least four times per year.

(c)
Notice

(i)
Notice of the time and place of every meeting will be given by email or by phone to each member of the Committee at least 24 hours before the time fixed for that meeting.

(ii)
The external auditor of the Company will be given notice of every meeting of the Committee and, at the expense of the Company, will be entitled to attend and be heard at that meeting.

(iii)
If requested by a member of the Committee, the external auditor will attend every meeting of the Committee held during the term of office of the external auditor.

(d)
Quorum

A majority of the Committee will constitute a quorum. No business may be transacted by the Committee except at a meeting of its members at which a quorum of the Committee is present in person or by means of such telephonic, electronic or other communications facilities as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously.

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Audit Committee Charter

(e)
Attendees

The Committee may invite any of the directors, officers and employees of the Company and any advisors as it sees fit to attend meetings of the Committee.

During each meeting of the Committee, the Committee will meet with only Committee members present in person or by other permitted means.

(f)
Secretary

Unless otherwise determined by resolution of the Board, the corporate secretary of the Company, or his or her nominee, will act as the Secretary to the Committee.

(g)
Records

Minutes of meetings of the Committee will be recorded and maintained by the Secretary to the Committee and will be subsequently presented to the Committee for review and approval.

(h)
Liaison

The Chief Financial Officer will act as management liaison with the Committee.

5.
Committee and Charter Review

The Committee will conduct an annual review and assessment of its performance, effectiveness and contribution, including a review of its compliance with this Charter, in accordance with the process developed by the Board. The Committee will conduct that review and assessment in such manner as it deems appropriate and report the results to the Board.

The Committee will also review and assess the adequacy of this Charter on an annual basis, taking into account all legislative and regulatory requirements applicable to the Committee, as well as any best practice guidelines recommended by regulators or an applicable stock exchange, and will recommend any required or desirable changes to the Board.

6.
Reporting to the Board

The Committee will report to the Board in a timely manner with respect to each of its meetings held. This report may take the form of circulating copies of the minutes of each meeting held.

III.
RESPONSIBILITIES

1.
Financial Reporting

(a)
The Committee is responsible for reviewing and recommending approval to the Board of:

(i)
the Company's financial statements, MD&A and annual and interim profit or loss news releases; and

(ii)
prospectus type documents.

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Audit Committee Charter

(b)
The Committee is also responsible for:

(i)
discussing with management and the external auditor the quality of generally accepted accounting principles (“GAAP”), not just the acceptability of GAAP;

(ii)
discussing with management any significant variances between comparative reporting periods and across comparable business units;

(iii)
in the course of discussion with management and the external auditor, identifying problems or areas of concern and ensuring those matters are satisfactorily resolved;

(iv)
engaging the external auditor to perform a review of the interim financial reports and reviewing their findings, however, no formal report from the external auditor will be required;

(v)
reviewing the financial statements of the Company’s subsidiaries, as well as the consolidated financial statements and financial statements for the Company pension plans, joint ventures and the like;

(vi)
requiring a representation letter from management similar to that provided by the external auditor; and

(vii)
reviewing all financial information and earnings guidance provided to analysts and rating agencies.

2.
External Auditor

(a)
The Company’s external auditor is required to report directly to the Committee.

(b)
The Committee is responsible for recommending to the Board:

(i)
the external auditor to be nominated for the purpose of preparing or issuing an auditor’s report or performing other audit, review or attest services for the Company; and

(ii)
the compensation of the external auditor.

(c)
The Committee is directly responsible for overseeing the work of the external auditor engaged for the purpose of preparing or issuing an auditor’s report or performing other audit, review or attest services for the Company, including the resolution of disagreements between management and the external auditor regarding financial reporting.

3.
Relationship with the External Auditor

(a)
The Committee is responsible for reviewing the proposed audit plan and the proposed audit fees (to ensure fee containment).

TOR_LAW\ 9132253\1

Audit Committee Charter

(b)
The Committee is also responsible for:

(i)
establishing effective communication processes with management and the external auditor so that it can objectively monitor the quality and effectiveness of the external auditor’s relationship with management and the Committee;

(ii)
receiving and reviewing regular reports from the external auditor on the progress against the approved audit plan, important findings, recommendations for improvements and the auditors’ final report;

(iii)
reviewing, at least annually, a report from the external auditor on all relationships and engagements for non-audit services that may reasonably be thought to bear on the independence of the auditor;

(iv)
meeting regularly in private with the external auditor; and

(v)
receiving at least annually a report by the external auditor on the audit firm’s internal quality control.

4.
Accounting Policies

The Committee is responsible for:

(a)
reviewing the Company’s accounting policy note to ensure completeness and acceptability with GAAP as part of the approval of the financial statements;

(b)
proactively discussing and reviewing the impact of proposed changes in accounting standards or securities policies or regulations;

(c)
reviewing with management and the external auditor any proposed changes in major accounting policies and key estimates and judgments that may be material to financial reporting;

(d)
ensuring by discussion with management and the external auditor that the underlying accounting policies, disclosures and key estimates and judgments are considered to be the most appropriate in the circumstances (within the range of acceptable options and alternatives);

(e)
discussing with management and the external auditor the clarity and completeness of the Company’s financial disclosures made under continuous disclosure requirements; and

(f)
reviewing benchmarks of the Company’s accounting policies to those followed in its industry.

5.
Risk and Uncertainty

(a)
The Committee is responsible for reviewing, as part of its approval of the financial statements, uncertainty notes and disclosures.

(b)
The Committee, in consultation with management, will identify the principal business risks and decide on the Company’s “appetite” for risk. The Committee is responsible for reviewing related risk management policies and recommending those policies for approval by the Board. The Committee is then responsible for communicating and

TOR_LAW\ 9132253\1

Audit Committee Charter

assigning to the applicable Board committee those policies for implementation and ongoing monitoring.

(c)
The Committee is responsible for requesting the external auditor’s opinion of management’s assessment of significant risks facing the Company and how effectively they are being managed or controlled.

6.
Controls and Control Deviations

(a)
The Committee is responsible for reviewing:

(i)
the plan and scope of the annual audit with respect to planned reliance and testing of controls; and

(ii)
major points contained in the auditor’s management letter resulting from control evaluation and testing.

(b)
The Committee is also responsible for:

(i)
receiving reports from management when significant control deviations occur;

(ii)
establishing a Company-wide culture that conveys basic values of ethical integrity as well as legal compliance and strong financial reporting and control;

(iii)
reviewing plans of the internal and external auditors to ensure the combined evaluation and testing of control is comprehensive, well coordinated, cost effective and appropriate to risks, business activities and changing circumstances;

(iv)
participating in the review and appointment of key people involved in financial reporting (i.e., the Chief Financial Officer, the manager of internal audit, etc.);

(v)
reviewing Chief Executive Officer and Chief Financial Officer certification matters including matters relating to disclosure controls and procedures;

(vi)
reviewing annually a formal report prepared by management on the effectiveness of the Company’s control systems;

(vii)
reviewing fraud prevention policies and programs and monitoring their implementation; and

(viii)
examining whether extension of its oversight of control systems into non-financial areas (e.g., operations) is appropriate.

7.
Compliance with Laws and Regulations

(a)
The Committee is responsible for discussing the Company’s compliance with tax and financial reporting laws and regulations, if and when issues arise.

(b)
The Committee is responsible for reviewing regular reports from management and others (e.g., internal and external auditors) concerning the Company’s compliance with financial related laws and regulations, such as:

TOR_LAW\ 9132253\1

Audit Committee Charter

(i)
tax and financial reporting laws and regulations;

(ii)
legal withholdings requirements;

(iii)
environmental protection laws; and

(iv)
other matters for which directors face liability exposure.

(c)
The Committee is responsible for providing input to and reviewing the Company’s Code of Business Conduct and Ethics.

(d)
The Committee is responsible for expanding its review to include a broader set of laws and regulations that must be complied with (e.g., compliance with privacy laws in electronic commerce systems).

(e)
The Committee with other Board committees is responsible for annually reviewing reports from other Board committees on management’s processes to ensure compliance with the Company’s Code of Business Conduct and Ethics.

8.
Relationship with the Internal Auditor

(a)
The Committee is responsible for reviewing:

(i)
the appointment of the internal auditor;

(ii)
the internal auditor’s terms of reference;

(iii)
the overall scope of the internal audit;

(iv)
the majority of reports issued by the internal auditor; and

(v)
management’s response to the internal auditor’s reports.

(b)
The Committee is responsible for approving the reporting relationship of the internal auditor to ensure appropriate segregation of duties is maintained and the internal auditor has direct access to the Committee.

(c)
The Committee is responsible for ensuring that the internal auditor’s involvement with financial reporting is coordinated with the activities of the external auditor.

(d)
If no internal audit function exists, the Committee is responsible for regularly reviewing the need for such a function.

9.
Other Responsibilities and Issues

(a)
The Chair of the Committee is responsible for ensuring the information received by the Committee is responsive to important performance measures and to the key risks the Committee oversees.

(b)
The Committee is responsible for the investigation of any matters that fall within the Committee’s responsibilities and has the explicit authority to do so.

TOR_LAW\ 9132253\1

(c)
The Committee is responsible for receiving and reviewing reports from the internal and external auditors on their review of the officer and senior executive expense accounts.

(d)
The Committee is responsible for approving policies on political donations and commissions paid to suppliers or customers and for receiving reports from the internal and/or external auditors on their review of those donations and commissions.

(e)
The Committee is responsible for reviewing and providing management with its views on funding matters, financing strategies, capital structure etc., as well as appropriate accounting and presentation issues related thereto.

10.
Pre-Approval of Non-Audit Services

The Committee is responsible for pre-approving all non-audit services to be provided to the Company or its subsidiary entities by the Company’s external auditor.

11.
Review of Public Disclosure

The Committee will review the following disclosures in advance of their public release by the Company:

(a)
the Company’s financial statements, MD&A and annual and interim profit or loss news releases;

(b)
earnings guidance; and

(c)
financial outlooks and future-oriented financial information;

The Committee is responsible for being satisfied that adequate procedures are in place for the review of the Company’s public disclosure of financial information extracted or derived from the Company’s financial statements and must periodically assess the adequacy of those procedures.

12.
Submission Systems and Treatment of Complaints

The Committee is responsible for establishing procedures for:

(a)
the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and

(b)
the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

13.
Hiring Policies

The Committee is responsible for reviewing and approving the Company’s hiring policies regarding partners, employees and former partners and employees of the present and former external auditor of the Company.

1

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SCHEDULE “B”
STOCK OPTION PLAN

2

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TERRASCEND CORP.
AMENDED AND RESTATED STOCK OPTION PLAN

(Adopted by the Board as of March 8, 2017, as amended and restated on November 2, 2021 and April 19, 2023)

Article 1

DEFINITIONS AND INTERPRETATION
1.1
Definitions

For the purposes of this Plan, the following terms have the following meanings:

1.1.1
“10% Shareholder” means a U.S. Participant who, at the time the Option is granted, owns, taking into account the constructive ownership rules set forth in section 424(d) of the Code, more than 10% of the total combined voting power of all classes of stock of the Corporation (or any Parent Corporation or Affiliate Corporation).
1.1.2
“Affiliate” means (i) any entity that, directly or indirectly, controls (as well as is controlled by or under common or joint control with) the Corporation; or (ii) any entity in which the Corporation has a significant equity interest, in either case as determined by the Committee; provided that, unless otherwise determined by the Committee, the Shares subject to any Options or SAR that are granted to a service provider of an Affiliate constitutes "service recipient stock" for purposes of Section 409A of the Code or otherwise does not subject the Award to the excise tax under Section 409A of the Code, provided that in respect of any Option granted to a Canadian Grantee, an Affiliate shall only include a corporation that deals at non-arm's length, within the meaning of the ITA, with the Company, and further provided that, in respect of any Deferred Share Unit granted to a Canadian Grantee, an Affiliate shall only include a corporation that is related to the Corporation, within the meaning of the ITA.
1.1.3
“Affiliate Corporation” means any subsidiary, as defined in Section 424(f) of the Code, of the Corporation.
1.1.4
“Applicable Laws” means, at any time, with respect to any Person, property, transaction or event, all applicable laws, statutes, regulations, treaties, judgments and decrees and (whether or not having the force of law) all applicable official directives, rules, consents, approvals, by-laws, permits, authorizations and orders of any Governmental Authority having authority over that Person, property, transaction or event.
1.1.5
“Blackout Period” means the period during which designated Persons cannot trade Shares pursuant to the Corporation’s policy, if any, respecting restrictions on trading which is in effect at that time.
1.1.6
“Board” means the board of directors of the Corporation.
1.1.7
“Business Day” means any day excluding a Saturday, Sunday or statutory holiday in the Province of Ontario, and also excluding any day on which the principal chartered banks located in the City of Toronto are not open for business during normal banking hours.
1.1.8
“Cause” in respect of a Participant means “just cause” “or “cause” for termination of employment by the Corporation or an Affiliate as determined under Applicable Laws; provided that, for a U.S. Participant who is employed in the United States, “Cause” means any of the following: (a) Participant materially breaches any fiduciary duty owed to the Corporation or an Affiliate, including the duty of loyalty; (b) Participant fails to comply with any valid and legal directive of the Corporation that is material and is consistent with Participant’s obligations under the Participant’s employment agreement, which has not been complied with within ten (10) calendar days of written notice to Participant of such noncompliance; (c) Participant is convicted of or pleads guilty or nolo contendere to a crime that constitutes a felony (or state law equivalent) or a crime that constitutes a misdemeanor involving moral turpitude or that results in material, reputational, or financial harm to the Corporation, its agents representatives, or its affiliates; (d) Participant engages in any act or omission that constitutes a material breach by Participant of any of Participant’s duties, responsibilities,

3

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and obligations under the Participant’s employment agreement, or any material written policy (as they may be in effect from time to time during Participant’s employment) of the Corporation or any Affiliate, assuming such obligations are lawful, which has not been cured within ten (10) calendar days of written notice to the Participant; (e) Participant commits an act which negatively impacts the Corporation or its employees including, but not limited to, engaging in competition with the Corporation, disclosing confidential information or engaging in sexual harassment or discrimination in violation of policies of the Corporation; or (f) Participant engages in the unauthorized disclosure of confidential information of the Corporation. For purposes of this definition of “Cause,” an act or failure to act shall not be deemed willful or intentional unless Participant acted (or failed to act) in bad faith or without a reasonable belief that Participant’s action or omission was in the best interest of the Corporation. For avoidance of doubt, Participant’s failure to meet performance goals or objectives, by itself, shall not constitute Cause.
1.1.9
“Change of Control Transaction” means:
1.1.9.1
the acquisition of a sufficient number of voting securities in the capital of the Corporation so that the acquiror, together with Persons acting jointly or in concert with the acquiror, becomes entitled, directly or indirectly, to exercise more than 50% of the voting rights attaching to the outstanding voting securities in the capital of the Corporation (provided that, prior to the acquisition, the acquiror was not entitled to exercise more than 50% of the voting rights attaching to the outstanding voting securities in the capital of the Corporation);
1.1.9.2
the completion of a consolidation, merger, arrangement or amalgamation of the Corporation with or into any other entity whereby the voting securityholders of the Corporation immediately prior to the consolidation, merger, arrangement or amalgamation receive less than 50% of the voting rights attaching to the outstanding voting securities of the consolidated, merged, arranged or amalgamated entity; or
1.1.9.3
the completion of a sale whereby all or substantially all of the Corporation’s undertakings and assets become the property of any other entity and the voting securityholders of the Corporation immediately prior to the sale hold less than 50% of the voting rights attaching to the outstanding voting securities of that other entity immediately following that sale.
1.1.10
“Consultant” means a Person, or an individual employed by a Person, other than an Employee or a Director, that:
1.1.10.1
is engaged to provide on an ongoing bona fide basis consulting, technical, management or other services to the Corporation or to an Affiliate, other than services provided in relation to a distribution of securities;
1.1.10.2
provides the services under a written contract with the Corporation or an Affiliate;
1.1.10.3
in the reasonable opinion of the Board, spends or will spend a significant amount of time and attention on the affairs and business of the Corporation or an Affiliate;
1.1.10.4
has a relationship with the Corporation or an Affiliate that enables the individual to be knowledgeable about the business and affairs of the Corporation; and
1.1.10.5
in the case of a U.S. Participant, (A) is a natural person whom renders bona fide services to the Corporation or any Affiliate, and such services are not in connection with the offer and sale of securities in any capital-raising transaction and (B) does not directly or indirectly promote or maintain a market for the Corporation’s or any Affiliate’s securities.
1.1.11
“Code” means the United States Internal Revenue Code of 1986, as amended from time to time.

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1.1.12
“Corporation” means TerrAscend Corp. and includes any successor corporation thereof.
1.1.13
“California Supplement” means the California Supplement attached hereto as Schedule 1.
1.1.14
“Director” means a director of the Corporation or any Affiliate.
1.1.15
“Disability” means a physical or mental incapacity or disability that prevents the Eligible Person from performing the essential duties of the Eligible Person’s employment or service with the Corporation or any Affiliate, and which cannot be accommodated under applicable human rights laws without imposing undue hardship on the Corporation or the Affiliate employing or engaging; the Eligible Person, as determined by the Board for the purposes of this Plan.
1.1.16
“Early Expiry Date” is defined in Section 4.10.1.2.
1.1.17
“Eligible Person” means any Employee, Director or Consultant.
1.1.18
“Employee” means:
1.1.18.1
an individual who is considered an employee of the Corporation or any Affiliate under the Income Tax Act (Canada);
1.1.18.2
an individual who works full-time for the Corporation or any Affiliate providing services normally provided by an employee and who is subject to the same control and direction by the Corporation or the relevant Affiliate over the details and methods of work as an employee of the Corporation or the relevant Affiliate; or
1.1.18.3
an individual who works for the Corporation or any Affiliate on a continuing and regular basis for at least 20 hours per week providing services normally provided by an employee and who is subject to the same control and direction by the Corporation or the relevant Affiliate over the details and methods of work as an employee of the Corporation or the relevant Affiliate.
1.1.19
“Exchange” means the stock exchange or over-the-counter market on which the Shares are then listed or posted for trading or quoted, as the case may be.
1.1.20
“Governmental Authority” means:
1.1.20.1
any federal, provincial, state, local, municipal, regional, territorial, aboriginal or other government, any governmental or public department, branch or ministry, or any court, domestic or foreign, including any district, agency, commission, board, arbitration panel or authority and any subdivision of any of them exercising or entitled to exercise any administrative, executive, judicial, ministerial, prerogative, legislative, regulatory, or taxing authority or power of any nature; and
1.1.20.2
any quasi-governmental or private body exercising any regulatory, expropriation or taxing authority under or for the account of any of them, and any subdivision of any of them.
1.1.21
“Grant Date” means, for any Option, the date on which that Option is granted, provided that, with respect to Nonqualified Stock Options, “Grant Date” means the date specified in U.S. Treasury Regulation Section 1.409A-1(b)(5)(vi)(B), and with respect to Incentive Stock Options, “Grant Date” means the date specified in U.S. Treasury Regulation Section 1.421- 1(c).
1.1.22
“Incentive Stock Option” means an incentive stock option as defined in section 422 of the Code.
1.1.23
“Insider” has the meaning ascribed thereto in the Securities Act (Ontario).

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1.1.24
“Investor Relations Activities” has the meaning ascribed thereto in NI 45-106.
1.1.25
“Investor Relations Participant” means a Consultant that performs Investor Relations Activities or an Employee or Director whose roles and duties primarily consist of Investor Relations Activities.
1.1.26
“NI 45-106” means National Instrument 45-106 - Prospectus and Registration Exemptions or any successor instrument adopted from time to time by the Canadian Securities Administrators, or such other successor and/or additional regulatory rules, instruments or policies from time to time of Canadian provincial securities regulatory authorities which may govern the trades of securities pursuant to this Plan.
1.1.27
“Nonqualified Stock Option” means an Option granted to a U.S. Participant that is not an Incentive Stock Option.
1.1.28
“Option” means an option to purchase Shares granted to an Eligible Person under the terms of this Plan.
1.1.29
“Option Agreement” means the option agreement evidencing an Option issued pursuant to this Plan.
1.1.30
“Option Exercise Price” is defined in Section 4.3.
1.1.31
“Option Expiry Date” is defined in Section 4.4.
1.1.32
“Parent Corporation” means any parent, as defined in Section 424(e) of the Code, of the Corporation.
1.1.33
“Participant” means an Eligible Person to whom an Option has been granted.
1.1.34
“Person” will be broadly interpreted and includes:
1.1.34.1
a natural person, whether acting in his or her own capacity, or in his or her capacity as executor, administrator, estate trustee, trustee or personal or legal representative, and the heirs, executors, administrators, estate trustees, trustees or other personal or legal representatives of a natural person;
1.1.34.2
a corporation or a company of any kind, a partnership of any kind, a sole proprietorship, a trust, a joint venture, an association, an unincorporated association, an unincorporated syndicate, an unincorporated organization or any other association, organization or entity of any kind; and
1.1.34.3
a Governmental Authority.
1.1.35
“Plan” means this amended and restated stock option plan of the Corporation, as the same may be further amended, restated, modified or supplemented from time to time.
1.1.36
“Remittance Amount” is defined in Section 4.9.1.1.
1.1.37
“Retirement” means retirement from active employment or service with the Corporation or an Affiliate:
1.1.37.1
at or after age 65; or
1.1.37.2
with the consent of any officer of the Corporation as may be designated for the purposes of this Plan by the Board, at or after any earlier age and on the completion of any number of years of service as the Board may specify.
1.1.38
“Rule 701” means Rule 701 promulgated under the Securities Act.
1.1.39
“SEC” means the U.S. Securities and Exchange Commission.

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1.1.40
“Section 25102(o)” means Section 25102(o) of the California Corporations Code, as may be amended from time to time.
1.1.41
“Securities Act” means the U.S. Securities Act of 1933, as may be amended from time to time.
1.1.42
“Share Compensation Arrangement” means the Plan and any other stock option, stock option plan, share unit plan, employee stock purchase plan, long term incentive plan, share distribution plan, or stock appreciation right involving an issuance of Shares from treasury, or any other compensation or incentive mechanism involving the issuance or potential issuance of Shares to one or more Eligible Persons.
1.1.43
“Shares” means common shares in the capital of the Corporation or, in the event of an adjustment contemplated by this Plan, such other share to which a Participant may be entitled as a result of such adjustment.
1.1.44
“Termination Date” means the date on which a Participant ceases to be an Eligible Person and, in the case of an Employee, means the date on which the Employee ceases to actively perform services for the Corporation or any Affiliate (excluding any notice period which may extend beyond the date on which active services cease).
1.1.45
“U.S. Participant” means a Participant who is employed primarily in the United States, and is a United States resident or United States citizen for United States federal income tax purposes or is otherwise subject to the applicable provisions of the Code.
1.2
Certain Rules of Interpretation

1.2.1 In this Plan, words signifying the singular number include the plural and vice versa, and words signifying gender include all genders. Every use of the words “including” or “includes” in this Plan is to be construed as meaning “including, without limitation” or “includes, without limitation”, respectively.

1.2.2 The division of this Plan into Articles and Sections and the insertion of headings are for convenience of reference only and do not affect the construction or interpretation of this Plan.

1.2.3 References in this Plan to an Article or Section are to be construed as references to an Article or Section of or to this Plan unless otherwise specified.

1.2.4 Unless otherwise specified in this Plan, time periods within which or following which any calculation or payment is to be made, or action is to be taken, will be calculated by excluding the day on which the period begins and including the day on which the period ends. If the last day of a time period is not a Business Day, the time period will end on the next Business Day. Unless otherwise determined by the Board, if an Option would, under the terms of this Plan or the Option Agreement, otherwise expire or terminate on a day which is not a Business Day, the Option will expire or terminate on the next Business Day. Notwithstanding the forgoing, with respect to an Incentive Stock Option, this Section 1.2.4 will not extend any termination or expiry date determined under Section 4.4, 4.10, or 4.14.

1.2.5 Unless otherwise specified, any reference in this Plan to any statute, rule or policy includes all regulations and subordinate legislation made under or in connection with that statute at any time, and is to be construed as a reference to that statute, rule or policy as amended, modified, restated, supplemented, extended, re-enacted, replaced or superseded at any time.

1.3
Governing Law

This Plan and each Option Agreement is governed by, and is to be construed and interpreted in accordance with, the laws of the Province of Ontario and the laws of Canada applicable in that Province.

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Article 2

ESTABLISHMENT OF PLAN
2.1
Purpose
2.1.1
The Corporation establishes this Plan to govern the grant, administration and exercise of Options which may be granted to bona fide Eligible Persons.
2.1.2
The principal purposes of this Plan are to provide the Corporation with the advantages of the incentive inherent in equity ownership on the part of Eligible Persons who are responsible for the continued success of the Corporation; to create in those Eligible Persons a proprietary interest in, and a greater concern for, the welfare and success of the Corporation; to encourage Eligible Persons to remain with the Corporation and any Subsidiaries; and to attract new Employees, Directors and Consultants.
2.1.3
This Plan is expected to benefit shareholders by enabling the Corporation to attract and retain personnel of the highest calibre by offering them an opportunity to share in any increase in value of the Shares resulting from their efforts.
2.2
Shares Reserved and Plan Limits
2.2.1
The number of Shares that may be reserved for issuance under this Plan and under any other Share Compensation Arrangement will not exceed, in the aggregate, 15% of the outstanding Shares on each Grant Date (on a non-diluted basis), provided that the maximum number of Shares reserved under this Plan for issuance upon the exercise of Incentive Stock Options is 10,000,000.
2.2.2
The Corporation will at all times during the term of this Plan reserve and keep available the number of Shares necessary to satisfy the requirements of this Plan.
2.3
Limits on Certain Grants
2.3.1
An Option may only be granted to a Consultant under this Plan if the number of Shares reserved for issuance under that Option, when combined with the number of Shares reserved for issuance under all options granted within the one-year period before the Grant Date by the Corporation to Consultants, does not exceed, in aggregate, 2% of the outstanding Shares on the Grant Date (with the outstanding Shares being calculated on a non-diluted basis, and excluding Shares issued to Consultants within the previous one-year period pursuant to the exercise of Options).
2.3.2
An Option may only be granted to an Investor Relations Participant under this Plan if the number of Shares reserved for issuance under that Option, when combined with the number of Shares reserved for issuance under all options granted within the one-year period before the Grant Date by the Corporation to Investor Relations Participants, does not exceed, in aggregate, 2% of the outstanding Shares on the Grant Date (with the outstanding Shares being calculated on a non-diluted basis, and excluding Shares issued to Investor Relations Participants within the previous one-year period pursuant to the exercise of Options). Further, Options issued to an Investor Relations Participant under this Plan shall vest in stages over a period of not less than 12 months with not more than 1/4 of the Options vesting in any three (3) month period.
2.3.3
An Option may only be granted to a Person under this Plan if the number of Shares reserved for issuance under that Option, when combined with the number of Shares reserved for issuance under all awards granted within the one-year period before the Grant Date by the Corporation to that Person under all other Share Compensation Arrangements, does not exceed, in aggregate, 5% of the outstanding Shares on the Grant Date (with the outstanding Shares being calculated on a non-diluted basis, and excluding Shares issued to that Person within the previous one-year period pursuant to the exercise of Options), unless any disinterested shareholder approval required by the Exchange has been obtained.

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2.3.4
Unless disinterested shareholder approval is obtained, the number of Shares that may be reserved for issuance to Insiders pursuant to the grant of Options under this Plan and under any other Share Compensation Arrangement will not exceed, in the aggregate, 10% of the outstanding Shares (with the outstanding Shares being calculated on a non-diluted basis) at any point in time.
2.3.5
Unless disinterested shareholder approval is obtained, an Option may only be granted to an Insider under this Plan if the number of Shares reserved for issuance under that Option, when combined with the number of Shares reserved for issuance under awards granted within the one-year period before the Grant Date by the Corporation to Insiders under all other Share Compensation Arrangements, does not exceed, in aggregate, 10% of the outstanding Shares (on a non-diluted basis, and excluding Shares issued to Insiders within the previous one-year period pursuant to the exercise of Options) on the Grant Date.
2.3.6
For the purposes of calculating the limits in this Section 2.3:
2.3.6.1
the number of Shares reserved for issuance under an option means the number of Shares which were originally reserved for issuance upon the date of grant of the option (except for the purposes of calculating the limit in Section 2.3.4, in which case the number of Shares reserved for issuance means the number of Shares reserved for issuance at the time of the calculation); and
2.3.6.2
any options granted within the relevant time but prior to the grantee becoming a Consultant, Investor Relations Participant or Insider, as applicable (a “Restricted Person”), and any Shares reserved or issued under those grants, will be included in the number of options granted to those Restricted Persons, in the number of Shares reserved for issuance to those Restricted Persons, and in the number of Shares issued to those Restricted Persons, if the grantee becomes a Restricted Person on or before the date the calculation is made.
2.4
Exercised Options

Any number of Shares which have been issued on the exercise of an Option will again be available for grants under this Plan, and will be considered to be part of the pool of Shares available for Options under this Plan.

2.5
Expired or Terminated Options

If and to the extent any Option granted under this Plan expires or is terminated without having been exercised in whole or in part, the number of Shares then subject to that Option will be considered to be part of the pool of Shares available for Options under this Plan.

2.6
Non-Exclusivity

Nothing contained in this Plan will prevent the Board from adopting other or additional incentive compensation arrangements, whether Share Compensation Arrangements or otherwise.

Article 3

ADMINISTRATION OF PLAN
3.1
Administration of the Plan
3.1.1
Subject to the provisions of this Plan, Applicable Laws, and the applicable rules and policies of the Exchange, the Board will have full power and authority to:
3.1.1.1
administer this Plan in accordance with its express terms;

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3.1.1.2
determine all questions arising in connection with the administration, interpretation, and application of this Plan;
3.1.1.3
prescribe, amend, and rescind rules and regulations relating to the administration of this Plan; and
3.1.1.4
make all other determinations necessary or advisable for the administration of this Plan.

All determinations made in good faith on the matters referred to in this Section 3.1.1 will be final, conclusive, and binding on the Corporation and the relevant Participant.

3.1.2
Subject to Applicable Laws, and the applicable rules and policies of the Exchange, the Board may, by resolution, at any time:
3.1.2.1
delegate any of its powers, rights and obligations under Section 3.1.1 to any committee of the Board; and
3.1.2.2
amend or rescind the delegation of any of its rights, powers and obligations effected under Section 3.1.2.1.
3.2
Record Keeping

The Corporation will maintain a register in which will be recorded:

3.2.1
with respect to each Option granted to a Participant:
3.2.1.1
the name and address of the Participant;
3.2.1.2
the Grant Date;
3.2.1.3
the number of Shares issuable under the Option as of the Grant Date;
3.2.1.4
the Option Exercise Price;
3.2.1.5
any vesting conditions;
3.2.1.6
the number of Shares issued under the Option (and the dates of issuance); and
3.2.1.7
the Option Expiry Date; and
3.2.2
the aggregate number of Shares subject to Options.
3.3
Adjustments to Options
3.3.1
If any material change in the outstanding Shares occurs by reason of any stock dividend, split, recapitalization, amalgamation, merger, consolidation, combination or exchange of shares or other similar corporate change, the Board may make any proportionate adjustments to this Plan and any outstanding Options that the Board deems equitable and appropriate to reflect that change. Any adjustment under this Section 3.3.1 will be made in the sole discretion of the Board, and will be conclusive and binding for all purposes of this Plan.
3.3.2
No fractional Shares will be issued on the exercise of an Option. If, as a result of any adjustment as provided in this Section 3.3, a Participant would be entitled to a fractional Share, the Participant will have the right to purchase only the number of full Shares that is calculated under that adjustment, and no payment or other adjustment will be made with respect to that fractional Share.

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3.4
Termination of the Plan

The Board may terminate this Plan at any time in its absolute discretion (without shareholder approval). If this Plan is terminated, no further Options will be granted but the Options then outstanding will continue in full force and effect in accordance with the provisions of this Plan, until the time they are exercised or terminated or expire under the terms of this Plan and the applicable Option Agreements.

3.5
General

The existence of any Option will not affect, in any way, the right or power of the Corporation to:

3.5.1
make or authorize any recapitalization, reorganization or other change in the Corporation’s capital structure or business;
3.5.2
participate in any amalgamation, combination, merger or consolidation;
3.5.3
create or issue any securities or change the rights and conditions attaching to any of its securities;
3.5.4
effect the dissolution or liquidation of the Corporation or any sale or transfer of all or any part of its assets or business; or
3.5.5
effect any other corporate act or proceeding, whether of similar character or otherwise.
3.6
Compliance with Applicable Laws
3.6.1
This Plan, the grant and exercise of Options, the Corporation’s obligation to issue Shares on the exercise of Options, and all other actions taken under this Plan will be subject to Applicable Laws, to the applicable rules and policies of the Exchange and to any approvals by any Governmental Authority which, in the opinion of counsel to the Corporation, are necessary or advisable.
3.6.2
No Option will be granted and no Shares issued under this Plan if that grant or issue would require registration of this Plan or of Shares under the securities laws of any foreign jurisdiction. Any purported grant of any Option or issue of Shares under this Plan in violation of this Section 3.6.2 will be void.
3.6.3
Shares issued to Participants pursuant to the exercise of Options may be subject to limitations on sale or resale under Applicable Laws.
Article 4

ARTICLE 4 TERMS OF OPTIONS
4.1
Grants

4.1.1 Subject to the provisions of this Plan, the Board will have the authority to grant Options to Eligible Persons, and to determine the terms and conditions applicable to the exercise of those Options, including, for each Option:

4.1.1.1
the number of Shares issuable under the Option;
4.1.1.2
the Option Exercise Price;
4.1.1.3
the Option Expiry Date;
4.1.1.4
the vesting conditions, if any;
4.1.1.5
the nature and duration of the restrictions, if any, to be imposed on the sale or other disposition of Shares acquired on the exercise of the Option; and

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4.1.1.6
the events, if any, that could give rise to a termination of the Participant’s rights under the Option, and the period in which such a termination can occur.
4.1.2
Each Option must be confirmed by an Option Agreement executed by the Corporation and by the Participant to whom that Option is granted. Subject to specific variations approved by the Board in respect of any Option, those variations not to be inconsistent with the provisions of this Plan, all terms and conditions set out in this Plan will be incorporated by reference into and form part of each Option Agreement.
4.1.3
If an Option is to be granted to an Employee or a Consultant, the Corporation and the Person to whom that Option is proposed to be granted are responsible for ensuring and confirming that the Person is a bona fide Employee or Consultant.
4.2
Multiple Grants

An Eligible Person may be granted Options on more than one occasion under this Plan and be granted separate Options on any one occasion.

4.3
Option Exercise Price

The Board will set the option exercise price (the “Option Exercise Price”) in respect of each Share issuable under an Option granted to a Participant. The Option Exercise Price will not be less than the “fair market value” of a Share on the Grant Date and, if the Shares are listed on an Exchange, will be subject to the minimum Option Exercise Price permitted by the Exchange. For the purposes of this Section 4.3, “fair market value” means:

4.3.1
if the Shares are listed on an Exchange, the five (5) day volume weighted average price of the Shares based on the Grant Date of the Option;
4.3.2
if the Shares are not then listed on an Exchange, but are listed on another stock exchange or market, the last closing price of the Shares on the stock exchange or market before the grant of the Option; or
4.3.3
if Sections 4.3.1 and 4.3.2 do not apply, the fair market value of a Share determined by the Board, taking into account any considerations which it determines to be appropriate at the relevant time.
4.4
Option Expiry Date

The Board will, on the Grant Date, set the option expiry date (the “Option Expiry Date”) of each Option granted to a Participant. The Option Expiry Date set under this Section 4.4 will be no later than ten (10) years after the Grant Date, and will be subject to earlier expiry in accordance with Section 4.10 and Section 4.11, and later expiry in accordance with Section 4.7.

4.5
Vesting of Options
4.5.1
Subject to Section 4.5.3, and unless accelerated by the Board under Section 4.5.2 or Section 4.11 or otherwise specified in the relevant Option Agreement, an Option will vest and become exercisable as to 1/4 of the Shares issuable under the Option on each of the following dates:
4.5.1.1
the first anniversary of the Grant Date;
4.5.1.2
the second anniversary of the Grant Date;
4.5.1.3
the third anniversary of the Grant Date; and
4.5.1.4
the fourth anniversary of the Grant Date.

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4.5.2
Subject to Section 4.5.3, the Board may, at any time, accelerate the date on which any Option will vest and become exercisable.
4.5.3
An Option granted to an Investor Relations Participant will vest over a period of not less than 12 months from the Grant Date, and as to no more than 1/4 of the Shares issuable under the Option in any three-month period.
4.6
Exercise of Options
4.6.1
An Option will be exercisable until 5:00 p.m. (Toronto time) on the Option Expiry Date, but only to the extent that it has vested and has not expired or been terminated.
4.6.2
Subject to the provisions of this Plan and the related Option Agreement, an Option may be exercised, in whole or in part, at any time by delivery to the Corporation of a written notice of exercise, substantially in the form to be included with the Option Agreement or in such matter as may be permitted by the Corporation, specifying the number of Shares with respect to which the Option is being exercised and accompanied by payment in full of the Option Exercise Price of the Shares to be purchased. Payment of the Option Exercise Price must be made in cash or by check, or in such other manner as may be permitted by the Corporation in its discretion.
4.7
Blackout Periods

No Option may be exercised during a Blackout Period, if the Participant is then restricted from trading in Shares pursuant to any policy of the Corporation or Applicable Laws. If an Option Expiry Date set under Section 4.4 falls on a date within a Blackout Period or within ten (10) Business Days following the expiration of a Blackout Period, the expiry date for that Option will be automatically extended, without any further act or formality, to that date which is the tenth Business Day after the end of the Blackout Period. This Section 4.7 will not extend any termination or expiry date determined under Section 4.4., 4.10, 4.11, or 4.14.

4.8
Amendments, Suspension or Termination of Plan or Options

The Board may amend, suspend or discontinue the Plan or any Option at any time at its discretion, in good faith, acting reasonably, without obtaining the approval of the shareholders of the Corporation or Participants, provided, however, that no amendment, suspension or discontinuance of the Plan or of any Option may (i) materially and adversely affect any Option previously granted under the Plan without the consent of the Participant; or (ii) contravene the requirements (if any) of the Exchange (including, without limitation, the requirement that disinterested shareholder approval will be required to be obtained in certain circumstances) or any securities commission or regulatory body to which the Plan or the Corporation is subject to. Termination of the Plan shall not affect the ability of the Board to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

For greater certainty and without limiting the generality of the foregoing, shareholder approval shall not be required for the following amendments, subject to any regulatory approvals, including, where required, the approval of the Exchange:

(i) amendments to the Plan to ensure continuing compliance with applicable laws, regulations, requirements, rules or policies of any governmental or regulatory authority or any stock exchange;

(ii) amendments of a "housekeeping", clerical, technical or stylistic nature, which include amendments relating to the administration of the Plan or to eliminate any ambiguity or correct or supplement any provision herein which may be incorrect or incompatible with any other provision hereof;

(iii) changing the terms and conditions governing any Option(s) granted under the Plan, including the vesting terms, the exercise and payment method;

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(iv) determining that any of the provisions of the Plan concerning the effect of the Participant’s death or permanent disability, the termination of the Participant’s employment, term of office or consulting engagement or the Participant ceasing to be an Eligible Person shall not apply for any reason acceptable to the Board;

(v) amendments to the definition of Eligible Person;

(vi) changing the termination provisions of the Plan or any Option which, in the case of an Option, does not entail an extension beyond an Option's originally scheduled expiry date;

(vii) the addition of or amendments to any provisions necessary for Options to qualify for favourable tax treatment to Participants or the Corporation under applicable tax laws or otherwise address changes in applicable tax laws;

(viii) amendments relating to the administration of the Plan; and

(ix) any other amendment, whether fundamental or otherwise, not requiring shareholder approval under applicable law or the rules or policies of any Exchange upon which the Shares trade from time to time.

4.9
Withholding of Tax
4.9.1
The Corporation and any Affiliate may take reasonable steps for the withholding of any taxes or other source deductions that it is required by Applicable Laws or the requirements of any Governmental Authority to remit in connection with this Plan, any Option or any issuance of Shares upon the exercise of an Option, including:
4.9.1.1
deducting and withholding the amount required to be remitted (the “Remittance Amount”) from any cash remuneration or any other amount payable to a Participant, whether or not related to the Plan, the exercise of any Options or the issue of any Shares;
4.9.1.2
permitting the Participant to make a cash payment to the Corporation equal to the Remittance Amount; or
4.9.1.3
selling, or causing a broker engaged by the Corporation to sell, on behalf of any Participant, that number of Shares issued to the Participant pursuant to an exercise of Options, such that the amount received by the Corporation or Affiliate from the proceeds of the sale will be sufficient to satisfy the obligation to remit the Remittance Amount (and to fund any commissions payable to the broker and other costs and expenses of the transaction).
4.9.2
Any Shares of a Participant that are sold by the Corporation, or by a broker engaged by the Corporation, to fund a Remittance Amount will be sold as soon as practicable, and, if applicable, in transactions effected on the exchange on which the Shares are then listed for trading. In effecting the sale of any Shares, the Corporation or the broker will exercise its sole judgment as to the timing and manner of sale and will not be obligated to seek or obtain a minimum price. Neither the Corporation nor the broker will be liable for any loss arising out of any sale of Shares, including any loss relating to the manner or timing of any sale, the prices at which the Shares are sold, or otherwise. In addition, neither the Corporation nor the broker will be liable for any loss arising from a delay in transferring any Shares to a Participant. The sale price of Shares sold on behalf of Participants will fluctuate with the market price of the Shares and no assurance can be given that any particular price will be received upon any sale.
4.10
Termination of Employment or Service
4.10.1
Unless otherwise determined by the Board under Section 4.11 or otherwise specified in the relevant Option Agreement, if a Participant ceases to be an Eligible Person:

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4.10.1.1
any unvested portion of any Option held by that Participant will immediately expire as of the Termination Date; and
4.10.1.2
any vested portion of any Option held by that Participant will expire on the earlier of the Option Expiry Date set by the Board under Section 4.4 (without including any extended expiry terms determined under Section 4.7) and:
a)
in the case of termination of employment by the Corporation or an Affiliate without Cause, or the failure of a Director standing for election to be re-elected, or the failure by the Corporation or an Affiliate to renew a contract for services at the end of its term, the date which is 90 days (or, in the case of an Incentive Stock Option, three (3) months) after the Termination Date;
b)
in the case of voluntary resignation of employment from the Corporation or an Affiliate, the date which is 90 days (or, in the case of an Incentive Stock Option, three (3) months) after the Termination Date;
c)
in the case of the death of the Participant, the date which is one year after the death;
d)
in the case of the Disability or Retirement of the Participant, the date which is 180 days (or, in the case of an Incentive Stock Option, except as set forth in Section 4.14.6, three (3) months) after the Termination Date; and
e)
in all other cases, the Termination Date,

(the date determined under Sections 4.10.1.2.1 to 4.10.1.2.4, the “Early Expiry Date”).

4.10.2
Unless otherwise determined by the Board, Options will not be affected by any change of employment or provision of services within or among the Corporation or any Subsidiaries, so long as the Participant continues to be an Eligible Person.
4.10.3
The Early Expiry Date will be determined based on the first of the events described in Sections 4.10.1.2.1 to 4.10.1.2.5 to occur.
4.10.4
Options granted under this Plan are not part of a Participant’s regular employment or consulting compensation, and no value will be attributed to any Options as part of calculating any Participant’s damages for wrongful dismissal, or any amount due to a Participant with respect to reasonable notice, notice of termination, severance or termination pay, or compensation in lieu of notice.
4.10.5
Notwithstanding Section 4.10.1.1 and subject to the terms of a Participant’s written employment or consulting agreement with the Corporation or an Affiliate, in the event a Participant’s employment is terminated by the Corporation, or a Subsidiary, as applicable, without Cause, the Participant dies or experiences a Disability prior to the anniversary of a vesting period:
4.10.5.1
the number of Options determined by the formula A x B/C, where:

A: equals the total number of Options relating to such vesting period that have not previously vested in respect of such vesting period,

B: equals the total number of days between the first day of such vesting period relating to such Grant and the Participant’s Termination Date, and

C: equals total number of days in the vesting period relating to such vesting period,

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shall become vested Options on the Participant’s Termination Date.

4.11
Change of Control

4.11.1 Despite any other provision of this Plan or any Option Agreement, in the event of an actual or potential Change of Control Transaction, the Board has the right, in its sole discretion and on the terms it sees fit, without any action or consent required on the part of any Participant, to deal with any Options (or any portion of any Options) in the manner it deems equitable and appropriate in the circumstances, including the right to:

4.11.1.1
determine that any Options (or any portion of any Options) will remain in full force and effect in accordance with their terms after the Change of Control Transaction;
4.11.1.2
cause any Options (or any portion of any Options) to be converted or exchanged for options to acquire shares of another entity involved in the Change of Control Transaction, having substantially the same terms and conditions as the Options, except as the board may determine;
4.11.1.3
accelerate the vesting of any unvested Options;
4.11.1.4
provide Participants with the right to surrender any Options (or any portion of any Options) for an amount per underlying Share equal to the positive difference, if any, between the fair market value of the Share on the date of surrender and the Option Exercise Price; and
4.11.1.5
accelerate the date by which any Options (or any portion of any Options) must be exercised.
4.11.2
The Corporation will use its best efforts to give the affected Participants written notice of any determination made by the Board under Section 4.11.1 at least 14 days before the effective date of the Change of Control Transaction.
4.12
Transferability
4.12.1
Subject to Section 4.12.2, the Options and all benefits and rights accruing to a Participant in accordance with the terms and conditions of this Plan are not directly or indirectly transferable and cannot be assigned, charged, pledged or hypothecated, or otherwise alienated, by a Participant, whether voluntarily, involuntarily, by operation of law or otherwise.
4.12.2
On a Participant’s death, vested Options, benefits and rights may pass by the Participant’s will or the laws of descent and distribution to the legal representative of the Participant’s estate or any other Person who acquires the Participant’s vested Options by bequest or inheritance. No transfer of a vested Option by will or by the laws of descent and distribution will be effective to bind the Corporation until the Corporation has been furnished with any evidence that the Corporation may deem necessary to establish the validity of the transfer and the acceptance by the transferee of the terms and conditions of this Plan and the relevant Option Agreement.
4.13
Options for U.S. Participants
4.13.1
In addition to the other provisions of this Plan (and notwithstanding any other provision of this Plan to the contrary), the limitations and requirements of this Section 4.13, as well as those contained in Section 4.15, will apply to Options granted to a Participant who is a U.S. Participant on the Grant Date.
4.13.2
The Option Agreement relating to any Option granted to a U.S. Participant shall specify whether such Option is an Incentive Stock Option or a Nonqualified Stock Option. If no such specification is made, then the Option will be (a) an Incentive Stock Option if all of the requirements under the Code are satisfied with respect to such grant, or (b) in all other cases, a Nonqualified Stock Option.

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4.13.3
The Option Exercise Price will not be less than 100% of the fair market value of a Share on the Grant Date of the applicable Option. If the Shares are not readily tradeable on an established securities market on the Grant Date, then fair market value will be determined by the Board by the reasonable application of a reasonable valuation method, as contemplated under Section 409A of the Code, taking into consideration factors relevant to such valuation in accordance with regulations under Section 409A of the Code and other applicable guidance.
4.13.4
Any adjustment to an outstanding Option granted to a U.S. Participant (including, but not limited to, any adjustment contemplated under Sections 3.3.1 and 4.11.1.2 with respect to the Option Exercise Price and number of Shares subject to an Option, or with respect to the Option Expiry Date) will be made so as to comply with, and not create any adverse consequences under, Section 409A of the Code.
4.13.5
An Option granted to a U.S. Participant may not be granted with any right to payments equivalent in amount to dividends paid to the Corporation’s shareholders with respect to the Shares.
4.13.6
A U.S. Participant may only be granted an Option to the extent that the Shares underlying the Option qualify as “service recipient stock” (as defined under Section 409A of the Code) with respect to such U.S. Participant.
4.13.7
Notwithstanding any other provisions of this Plan or any Option Agreement to the contrary, each Option granted to a U.S. Participant shall be designed, granted, and administered in such a manner that the Option will be exempt from the application of the requirements of Section 409A of the Code. The exercisability of an Option granted to a U.S. Participant shall not be extended to the extent that such extension would subject the U.S. Participant to additional taxes under Section 409A of the Code.
4.14
Additional Rules for Incentive Stock Options to U.S. Participants
4.14.1
In addition to the other provisions of this Plan (and notwithstanding any other provision of this Plan to the contrary), the limitations and requirements of this Section 4.14 will apply to an Incentive Stock Option.
4.14.2
An Incentive Stock Option may be granted only to an employee (including a director or officer who is also an employee) of the Corporation or any Affiliate. For purposes of Section 4.14, the term “employee” shall mean a person who is an employee for purposes of Section 422 of the Code.
4.14.3
To the extent that the aggregate fair market value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any U.S. Participant during any calendar year (under this Plan and all other plans of the Corporation and of any Parent Corporation or Affiliate Corporation) exceeds US$100,000 or any limitation subsequently set forth in Section 422(d) of the Code, such excess shall be considered to be Nonqualified Stock Options. For this purpose, the “fair market value” of the Shares subject to Options shall be determined as of the Grant Date of the Options. In reducing the number of Options treated as Incentive Stock Options to meet the US$100,000 limit, the most recently granted Options shall be reduced first. To the extent that a reduction of simultaneously granted Options is necessary to meet the US$100,000 limit, the Board may, in the manner and to the extent permitted by law, designate which Shares are to be treated as shares acquired pursuant to the exercise of an Incentive Stock Option.
4.14.4
The Option Exercise Price upon exercise of an Incentive Stock Option will not be less than 100% of the fair market value of a Share on the Grant Date of such Incentive Stock Option, provided that, in the case of the grant of an Incentive Stock Option to a U.S. Participant who, at the time such Incentive Stock Option is granted, is a 10% Shareholder, the Option Exercise Price upon exercise of such Incentive Stock Option will be not less than 110% of the fair market value of a Share on the Grant Date of such Incentive Stock Option.
4.14.5
Notwithstanding Section 4.4 of this Plan, in the case of an Incentive Stock Option granted to a U.S. Participant who, at the time such Incentive Stock Option is granted, is a 10% Shareholder, such Incentive Stock Option will terminate and no longer be exercisable no later than five (5) years after the Grant Date of such Incentive Stock Option.

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4.14.6
Notwithstanding the provisions of Section 4.10.1 of this Plan, if a U.S. Participant’s employment with the Corporation or any Affiliate terminates by reason of a permanent and total disability (as defined below), any Incentive Stock Option held by such Participant may thereafter be exercised, to the extent then exercisable, for a period of no more than one hundred eighty (180) days after the Termination Date or until the Option Expiry Date, whichever period is the shorter. For purposes of this paragraph, the term “permanent and total disability” has the meaning assigned to that term in Section 22(e)(3) of the Code.
4.14.7
An Incentive Stock Option granted to a U.S. Participant may be exercised during such U.S. Participant’s lifetime only by such U.S. Participant.
4.14.8
An Incentive Stock Option granted to a U.S. Participant may not be transferred, assigned or pledged by such U.S. Participant, except by will or by the laws of descent and distribution.
4.14.9
No Incentive Stock Option may be granted under this Plan on or after the date that is ten (10) years from the earlier of the date that this Plan, as amended, is adopted by the Board or the date that this Plan, as amended, is approved by the shareholders of the Corporation.
4.14.10
If any U.S. Participant shall make any disposition of Shares issued to such U.S. Participant pursuant to the exercise of an Incentive Stock Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), such U.S. Participant shall notify the Corporation of such disposition within ten (10) days thereof.
4.15
Additional Securities Law Requirements for U.S. Participants
4.15.1
This Plan is intended to be a written compensatory benefit plan within the meaning of Rule 701 or, to the extent applicable, Section 25102(o); however, grants may be made to U.S. Participants pursuant to this Plan which do not specifically qualify for exemption from registration under Rule 701 or, to the extent applicable, Section 25102(o). Any requirement of this Plan which is required in law only because of Section 25102(o) will not apply with respect to a particular Option grant to which Section 25102(o) will not apply in light of the particular U.S. Participant.
4.15.2
Any provision of this Plan that is inconsistent with Rule 701 (or, to the extent applicable, Section 25102(o)) shall, without further act or amendment by the Corporation, be reformed to comply with the requirements of Rule 701 (and, to the extent applicable, Section 25102(o)). Any Option granted to any U.S. Participant hereunder will not be effective unless such grant is made in compliance in all respects with Applicable Laws, including all applicable federal, state and foreign securities laws, rules and regulations of any Governmental Authority, as well as the requirements of any U.S. or foreign stock exchange or automated quotation system upon which the Corporation’s securities may then be listed or quoted, as they are in effect on the date of the Option grant and also on the date of exercise or other issuance. The Corporation shall be under no obligation to register or qualify the Shares underlying the Option with the SEC, any state or foreign securities commission or any stock exchange to effect such compliance, and the Corporation will have no liability for any inability or failure so do.
4.15.3
Notwithstanding any other provision in this Plan to the contrary, the Corporation shall have no obligation to issue or deliver any securities under this Plan to any U.S. Participant prior to (i) obtaining any approvals from any governmental agency that the Corporation determines in its discretion are necessary or advisable, and/or (ii) compliance with any exemption, completion of any registration or other qualification of such securities under any federal, state or foreign law or ruling of any Governmental Authority that the Corporation determines in its discretion to be necessary or advisable.
4.15.4
For the avoidance of doubt, a Consultant shall only be eligible to receive an Option grant in reliance on Rule 701 to the extent that such Consultant is a natural person as described under Section 1.1.7.5.

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Article 5
ARTICLE 5
MISCELLANEOUS PROVISIONS
5.1
No Rights as Shareholder

The holder of an Option will not have any rights as a shareholder of the Corporation with respect to any of the Shares issuable on exercise of that Option until that holder has exercised that Option in accordance with the terms of this Plan and has been issued the Shares.

5.2
No Employment Rights

Nothing in this Plan or any Option will confer on a Participant any right to continue in the employment or service of the Corporation or any Affiliate or affect in any way the right of the Corporation or any Affiliate to terminate the Participant’s employment or service at any time; nor will anything in this Plan or any Option be deemed or construed to constitute an agreement, or an expression of intent, on the part of the Corporation or any Affiliate to extend the employment or service of any Participant beyond the date on which the Participant’s relationship with the Corporation or any Affiliate would otherwise be terminated due to Retirement or pursuant to the provisions of any employment, consulting or other contract for services with the Corporation or any Affiliate.

5.3
No Undertaking or Representation

The Participants, by participating in this Plan, will be deemed to have accepted all risks associated with acquiring Shares pursuant to this Plan. Each Participant acknowledges that the Shares are subject to, and may be required to be held indefinitely under, applicable securities laws. The Corporation and the Subsidiaries make no undertaking, representation, warranty or guarantee as to the future value or price, or as to the listing on any stock exchange or other market, of any Shares issued under this Plan, and will not be liable to any Participant for any loss resulting from that Participant’s participation in this Plan or as a result of the amendment, suspension or termination of this Plan or any Option in accordance with its terms.

5.4
Hold Period

The Options issued under this Plan, and the Shares issuable upon exercise of the Options, may, in certain circumstances be subject to a 4 month hold period, or other resale restriction, commencing on the Grant Date of the Option in accordance with the polices of the Exchange and/or applicable securities laws.

5.5
Notices

All written notices to be given by a Participant to the Corporation will be delivered personally or by registered mail, postage prepaid, addressed as follows:

330-357 South Gulph Road
King of Prussia, Pennsylvania 19406
Attn: Chief Executive Officer

Any notice given by a Participant pursuant to the terms of an Option will not be effective until actually received by the Corporation at the above address.

5.6
Further Assurances

Each Participant will, when requested to do so by the Corporation, sign and deliver all documents relating to the granting or exercise of Options deemed necessary or desirable by the Corporation. Each Participant will provide the Corporation with all information (including personal information) which is necessary for the administration of this Plan, and each Participant consents to the collection, use and disclosure of information by the Corporation necessary for the administration of this Plan.

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5.7
Submission to Jurisdiction

The Corporation and each Participant irrevocably and unconditionally submits and attorns to the exclusive jurisdiction of the courts of the Province of Ontario to determine all issues, whether at law or in equity, arising from this Plan and each Option Agreement. To the extent permitted by Applicable Laws, the Corporation and each Participant:

5.7.1
irrevocably waives any objection, including any claim of inconvenient forum, that it may now or in the future have to the venue of any legal proceeding arising out of or relating to this Plan or any Option Agreement in the courts of that Province, or that the subject matter of this Plan or any Option Agreement may not be enforced in those courts;
5.7.2
irrevocably agrees not to seek, and waives any right to, judicial review by any court which may be called on to enforce the judgment of the courts referred to in this Section 5.7, of the substantive merits of any suit, action or proceeding; and
5.7.3
to the extent the Corporation or any Participant has or may acquire any immunity from the jurisdiction of any court or from any legal process, whether through service or notice, attachment before judgment, attachment in aid of execution, execution or otherwise, with respect to itself or its property, that Person irrevocably waives that immunity in respect of its obligations under this Plan and any Option Agreement.

[Remainder of page left intentionally blank.]

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SCHEDULE 1
CALIFORNIA SUPPLEMENT

The Board has adopted this California Supplement for purposes of satisfying the requirements of Section 25102(o). All capitalized terms used but not defined in this California Supplement shall have the meanings ascribed to them in the TerrAscend Corp. Stock Option Plan, as the same may be amended or varied from time to time (the “Plan”).

Notwithstanding anything to the contrary contained in the Plan, and except as otherwise determined by the Corporation, the provisions set forth in this California Supplement shall apply to any Options granted under the Plan to a U.S. Participant who is a resident of the State of California on the date of the Grant (each, a “California Optionholder”) and which are intended to be exempt from registration in California pursuant to Section 25102(o).

All California Optionholders will be subject to the following additional limitations, terms and conditions:

1. Minimum Exercise Period Following Termination

Unless a California Optionholder’s employment is terminated for cause (as defined by applicable law or the terms of any contract of employment between the Corporation and such California Optionholder), in the event of any other termination of employment of such California Optionholder, such California Optionholder shall have the right to exercise an Option, to the extent that he or she was otherwise entitled to exercise such Option on the date employment terminated, until the earlier of: (i) at least six (6) months from the date of termination, if termination was caused by such California Optionholder’s death or “permanent and total disability” (within the meaning of Section 22(e)(3) of the Code), (ii) at least thirty (30) days from the date of termination, if termination was caused other than by such California Optionholder’s death or “permanent and total disability” (within the meaning of Section 22(e)(3) of the Code), and (iii) the Option Expiry Date.

2. Additional Limitations on Timing of Awards

No Option granted to a California Optionholder shall become exercisable, vested or realizable unless the Plan has been approved by the holders of a majority of the Corporation’s outstanding voting securities (i) within twelve (12) months before or after the date the Plan was adopted by the Board or (ii) prior to or within twelve (12) months following the granting of any Option to a California Optionholder.

3. Additional Limitations on Options; Adjustments

No Option granted to a California Optionholder will be granted for a term in excess of ten (10) years. The terms of all Options granted to a California Optionholder shall comply, to the extent applicable, with Section 260.140.41 or Section 260.140.42 of the California Code of Regulations. The Corporation will make such adjustments to an Option held by a California Optionholder as may be required by Section 260.140.41 or Section 260.140.42 of the California Code of Regulations.

4. Additional Requirement to Provide Information to California Optionholders

To the extent required by Section 260.140.46 of the California Code of Regulations (or any successor provision thereto), the Corporation shall provide to each California Optionholder and to each California Optionholder who acquires Shares pursuant to the Plan, not less frequently than annually, copies of annual financial statements (which need not be audited). The Corporation shall not be required to provide such statements to key persons whose duties in connection with the Corporation assure their access to equivalent information. In addition, this information requirement shall not apply to the Plan to the extent that it complies with all conditions of Rule 701, as determined by the Board; provided that, for purposes of determining such compliance, any registered domestic partner shall be considered a “family member” as that term is defined in Rule 701.

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SCHEDULE “C”
RSU PLAN

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TERRASCEND CORP.

AMENDED AND RESTATED SHARE UNIT PLAN

(Adopted by the Board as of November 19, 2019, as amended and restated on April 19, 2023)

1.
PREAMBLE AND DEFINITIONS
1.1
Title

The Plan described in this document shall be called the “TerrAscend Corp. Share Unit Plan”.

1.2
Purpose of the Plan

The purposes of the Plan are:

(a)
to promote a further alignment of interests between individuals rendering services as a Director, officer, employee or Consultant to the Corporation or an Affiliate and the shareholders of the Corporation;
(b)
to associate a portion of such Participants’ compensation with the returns achieved by shareholders of the Corporation; and
(c)
to attract and retain such Participants with the knowledge, experience and expertise required by the Corporation.
1.3
Definitions
1.3.1
“Act” means the Securities Act (Ontario), as such legislation may be amended, supplemented or replaced from time to time.
1.3.2
“Affiliate” means (i) any entity that, directly or indirectly, controls (as well as is controlled by or under common or joint control with) the Corporation; or (ii) any entity in which the Corporation has a significant equity interest, in either case as determined by the Committee; provided that, unless otherwise determined by the Committee, the Shares subject to any Options or SAR that are granted to a service provider of an Affiliate constitutes "service recipient stock" for purposes of Section 409A of the Code or otherwise does not subject the Award to the excise tax under Section 409A of the Code, provided that in respect of any Option granted to a Canadian Grantee, an Affiliate shall only include a corporation that deals at non-arm's length, within the meaning of the ITA, with the Company, and further provided that, in respect of any Deferred Share Unit granted to a Canadian Grantee, an Affiliate shall only include a corporation that is related to the Corporation, within the meaning of the ITA.
1.3.3
“Applicable Law” means at any time, with respect to any Person, property, transaction or event, all applicable laws, statutes, regulations, treaties, judgments and decrees and (whether or not having the force of law) all applicable official directives, rules, consents, approvals, by-laws, permits, authorizations and orders of any Governmental Authority having authority over that Person, property, transaction or event, but in respect of the foregoing, excluding from the definition of “Applicable Law” for purposes of this Plan any U.S. federal laws related to cannabis.
1.3.4
“Beneficiary” means, subject to Applicable Law, an individual who has been designated by a Participant, in such form and manner as the Board may determine, to receive benefits payable under the Plan upon the death of the Participant, or, where no such designation is validly in effect at the time of death, the Participant’s legal representative.

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1.3.5
“Blackout Period” means the period during which designated Persons cannot trade Shares pursuant to the Corporation’s policy, if any, respecting restrictions on trading which is in effect at that time
1.3.6
“Board” means the board of directors of the Corporation.
1.3.7
“California Supplement” means the California Supplement attached hereto as Schedule 1.
1.3.8
“Cause” in respect of a Participant means “just cause” “or “cause” for Termination by the Corporation or an Affiliate as determined under Applicable Law; provided that, for a U.S. Participant who is employed in the United States, “Cause” means any of the following: (a) Participant materially breaches any fiduciary duty owed to the Corporation or an Affiliate, including the duty of loyalty; (b) Participant fails to comply with any valid and legal directive of the Corporation that is material and is consistent with Participant’s obligations under the Participant’s employment agreement, which has not been complied with within ten (10) calendar days of written notice to Participant of such noncompliance; (c) Participant is convicted of or pleads guilty or nolo contendere to a crime that constitutes a felony (or state law equivalent) or a crime that constitutes a misdemeanor involving moral turpitude or that results in material, reputational, or financial harm to the Corporation, its agents representatives, or its affiliates; (d) Participant engages in any act or omission that constitutes a material breach by Participant of any of Participant’s duties, responsibilities, and obligations under the Participant’s employment agreement, or any material written policy (as they may be in effect from time to time during Participant’s employment) of the Corporation or any Affiliate, assuming such obligations are lawful, which has not been cured within ten (10) calendar days of written notice to the Participant; (e) Participant commits an act which negatively impacts the Corporation or its employees including, but not limited to, engaging in competition with the Corporation, disclosing confidential information or engaging in sexual harassment or discrimination in violation of policies of the Corporation; or (f) Participant engages in the unauthorized disclosure of confidential information of the Corporation. For purposes of this definition of “Cause,” an act or failure to act shall not be deemed willful or intentional unless Participant acted (or failed to act) in bad faith or without a reasonable belief that Participant’s action or omission was in the best interest of the Corporation. For avoidance of doubt, Participant’s failure to meet performance goals or objectives, by itself, shall not constitute Cause.
1.3.9
“Change of Control” means:
(a)
the acquisition of a sufficient number of voting securities in the capital of the Corporation so that the acquiror, together with Persons acting jointly or in concert with the acquiror, becomes entitled, directly or indirectly, to exercise more than 50% of the voting rights attaching to the outstanding voting securities in the capital of the Corporation (provided that, prior to the acquisition, the acquiror was not entitled to exercise more than 50% of the voting rights attaching to the outstanding voting securities in the capital of the Corporation);
(b)
the completion of a consolidation, merger, arrangement or amalgamation of the Corporation with or into any other entity whereby the voting securityholders of the Corporation immediately prior to the consolidation, merger, arrangement or amalgamation receive less than 50% of the voting rights attaching to the outstanding voting securities of the consolidated, merged, arranged or amalgamated entity; or
(c)
the completion of a sale whereby all or substantially all of the Corporation’s undertakings and assets become the property of any other entity and the voting securityholders of the Corporation immediately prior to the sale hold less than 50% of the voting rights attaching to the outstanding voting securities of that other entity immediately following that sale. Notwithstanding the foregoing, to the extent that a Share Unit granted to a U.S. Participant is subject to the requirements for Section 409A and the occurrence of a Change of Control (as defined above) is a settlement event for such Share Unit, then such Change of Control shall not be a “Change of Control” for purposes of such Share Unit unless such Change of

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Control also constitutes a “change in control event” as defined in U.S. Treasury Regulation Section 1.409A-3(i)(5)(i).
1.3.10
“Code” means the United States Internal Revenue Code of 1986, as amended from time to time.
1.3.11
“Consultant” means a Person, or an individual employed by a Person, other than an Employee or a Director, that:
(a)
is engaged to provide on an ongoing bona fide basis consulting, technical, management or other services to the Corporation or to an Affiliate, other than services provided in relation to a distribution of securities;
(b)
provides the services under a written contract with the Corporation or an Affiliate;
(c)
in the reasonable opinion of the Board, spends or will spend a significant amount of time and attention on the affairs and business of the Corporation or an Affiliate;
(d)
has a relationship with the Corporation or an Affiliate that enables the individual to be knowledgeable about the business and affairs of the Corporation; and
(e)
in the case of a U.S. Participant, (A) is a natural person whom renders bona fide services to the Corporation or any Affiliate, and such services are not in connection with the offer and sale of securities in any capital-raising transaction and (B) does not directly or indirectly promote or maintain a market for the Corporation’s or any Affiliate’s securities.
1.3.12
“Corporation” means TerrAscend Corp. and includes any successor corporation thereof.
1.3.13
“Director” means a director of the Corporation or any Affiliate.
1.3.14
“Disability” means either:
(a)
subject to (b) below, a physical or mental incapacity or disability that prevents the Eligible Person from performing the essential duties of the Eligible Person’s employment or service with the Corporation or any Affiliate, and which cannot be accommodated under applicable human rights laws without imposing undue hardship on the Corporation or the Affiliate employing or engaging the Eligible Person, as determined by the Board for the purposes of this Plan; or
(b)
where a Participant has a written employment or consulting agreement with the Corporation or an Affiliate, “Disability” as defined in such written agreement if applicable.

Notwithstanding the foregoing, to the extent that a Share Unit granted to a U.S. Participant is subject to the requirements for Section 409A and the occurrence of a Disability (as defined above) is a settlement event for such Share Unit, then such Disability shall not be a “Disability” for purposes of such Share Unit unless such Disability also constitutes a “disability” as defined in U.S. Treasury Regulation Section 1.409A-3(i)(4).

1.3.15
“Disability Date” means, in relation to a Participant, that date determined by the Board to be the date on which the Participant experienced a Disability.
1.3.16
“Eligible Person” means an individual Employed by the Corporation or any Affiliate who, by the nature of his/her position or duties are, in the opinion of the Board, in a position to contribute to the success of the Corporation.
1.3.17
“Employed” means, with respect to a Participant, that:

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(a)
he/she is rendering services as a Director, officer, employee or Consultant to the Corporation or an Affiliate; or
(b)
he/she is not actively rendering services to the Corporation or an Affiliate due to an approved leave of absence, maternity or parental leave or leave on account of Disability and “Employment’ has the corresponding meaning.
1.3.18
“Exchange” means the stock exchange or over-the-counter market on which the Shares are then listed or posted for trading or quoted, as the case may be.
1.3.19
“Governmental Authority” means:
(a)
any federal, provincial, state, local, municipal, regional, territorial, aboriginal or other government, any governmental or public department, branch or ministry, or any court, domestic or foreign, including any district, agency, commission, board, arbitration panel or authority and any subdivision of any of them exercising or entitled to exercise any administrative, executive, judicial, ministerial, prerogative, legislative, regulatory, or taxing authority or power of any nature; and
(b)
any quasi-governmental or private body exercising any regulatory, expropriation or taxing authority under or for the account of any of them, and any subdivision of any of them
1.3.20
“Grant” means a grant of Share Units made pursuant to Section 3.1.
1.3.21
“Grant Agreement” means an agreement between the Corporation and a Participant under which a Grant is made, as contemplated by Section 3.1, together with such schedules, amendments, deletions or changes thereto as are permitted under the Plan.
1.3.22
“Grant Date” means the effective date of a Grant.
1.3.23
“Grant Value” means a dollar amount allocated to an Eligible Person in respect of a Grant as contemplated by Section 3.
1.3.24
“Insider” has the meaning ascribed thereto in the Securities Act (Ontario).
1.3.25
“Market Value” means, with respect to a date, (i) if the Shares are listed on the Exchange, the last closing price of the Shares on the Exchange before such date; (ii) if the Shares are not then listed on the Exchange, but are listed on another stock exchange or market, the last closing price of the Shares on the stock exchange or market before such date; or (iii) if neither clause (i) nor (ii) applies, the fair market value of a Share determined by the Board, taking into account any considerations which it determines to be appropriate at the relevant time.
1.3.26
“NI 45-106” means National Instrument 45-106 - Prospectus and Registration Exemptions or any successor instrument adopted from time to time by the Canadian Securities Administrators, or such other successor and/or additional regulatory rules, instruments or policies from time to time of Canadian provincial securities regulatory authorities which may govern the trades of securities pursuant to this Plan.
1.3.27
“Participant” has the meaning set forth in Section 3.2.1.
1.3.28
“Performance Period” means, with respect to PSUs, the period specified by the Board for achievement of any applicable Performance Conditions as a condition to Vesting.
1.3.29
“Performance Conditions” means such financial, personal, operational or transaction-based performance criteria as may be determined by the Board in respect of a Grant to any Participant or

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Participants and set out in a Grant Agreement. Performance Conditions may apply to the Corporation, an Affiliate, the Corporation and Subsidiaries as a whole, a business unit of the Corporation or group comprised of the Corporation and some Subsidiaries or a group of Subsidiaries, either individually, alternatively or in any combination, and measured either in total, incrementally or cumulatively over a specified performance period, on an absolute basis or relative to a pre-established target or milestone, to previous years’ results or to a designated comparator group, or otherwise, and may result in the percentage of Vested PSUs in a Grant exceeding 100% of the PSUs initially determined in respect of such Grant pursuant to Section 3.2.3.
1.3.30
“Person” will be broadly interpreted and includes:
(a)
a natural person, whether acting in his or her own capacity, or in his or her capacity as executor, administrator, estate trustee, trustee or personal or legal representative, and the heirs, executors, administrators, estate trustees, trustees or other personal or legal representatives of a natural person;
(b)
a corporation or a company of any kind, a partnership of any kind, a sole proprietorship, a trust, a joint venture, an association, an unincorporated association, an unincorporated syndicate, an unincorporated organization or any other association, organization or entity of any kind; and
(c)
a Governmental Authority.
1.3.31
“Plan” means this amended and restated share unit plan of the Corporation, including any schedules or appendices hereto, as the same may be further amended, restated, modified or supplemented from time to time.
1.3.32
“PSU” means a right, granted to a Participant in accordance with Section 3, to, subject to Section 6, receive a Share, that generally becomes Vested, if at all, subject to the attainment of certain Performance Conditions and satisfaction of such other conditions to Vesting, if any, as may be determined by the Board.
1.3.33
“RSU” means a right granted to a Participant in accordance with Section 3, to, subject to Section 6, receive a Share, that generally becomes Vested, if at all, following a period of continuous Employment of the Participant with the Corporation or an Affiliate.
1.3.34
“Rule 701” means Rule 701 promulgated under the Securities Act.
1.3.35
“SEC” means the U.S. Securities and Exchange Commission.
1.3.36
“Section 25102(o)” means Section 25102(o) of the California Corporations Code, as may be amended from time to time.
1.3.37
“Section 409A” means Section 409A of the Code and any applicable, similar state or local tax law, rule, or requirement governing nonqualified deferred compensation arrangements.
1.3.38
“Securities Act” means the U.S. Securities Act of 1933, as may be amended from time to time.
1.3.39
“Share” means a common share of the Corporation or, in the event of an adjustment contemplated by Section 5.3 hereof, such other Share to which a Participant may be entitled as a result of such adjustment.
1.3.40
“Share Compensation Arrangement” means the Plan, and any stock option, stock option plan, share unit plan, employee stock purchase plan, long term incentive plan, share distribution plan, or stock appreciation right involving an issuance of Shares from treasury, or any other compensation

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or incentive mechanism involving the issuance or potential issuance of Shares to one or more Eligible Persons.
1.3.41
“Share Unit” means either an RSU or a PSU, as the context requires.
1.3.42
“Share Unit Account” has the meaning set out in Section 5.1.
1.3.43
“Termination” means (i) the termination of a Participant’s active Employment with the Corporation or an Affiliate (other than in connection with the Participant’s transfer to Employment with the Corporation or another Affiliate), which shall occur on the earlier of the date on which the Participant ceases to render services to the Corporation or Affiliate, as applicable, and the date on which the Corporation or an Affiliate, as applicable, delivers notice of the termination of the Participant’s employment to him/her, whether such termination is lawful or otherwise, without giving effect to any period of notice or compensation in lieu of notice (except to the extent specifically required by applicable employment standards legislation), but, for greater certainty, a Participant’s absence from active work during a period of vacation, temporary illness, authorized leave of absence, maternity or parental leave or leave on account of Disability shall not be considered to be a “Termination”, and (ii) in the case of a Participant who does not return to active Employment with the Corporation or an Affiliate immediately following a period of absence due to vacation, temporary illness, authorized leave of absence, maternity or parental leave or leave on account of Disability, such cessation shall be deemed to occur on the last day of such period of absence, and “Terminated” and “Terminates” shall be construed accordingly. Notwithstanding the foregoing, to the extent that a Share Unit granted to a U.S. Participant is subject to the requirements for Section 409A and the occurrence of a Termination (as defined above) is a settlement event for such Share Unit, then such Termination shall not be a “Termination” for purposes of such Share Unit unless such Termination constitutes a “separation from service” as defined in U.S. Treasury Regulation Section 1.409A-1(h).
1.3.44
“Time Vesting” means any conditions relating to continued service with the Corporation or an Affiliate for a period of time in respect of the Vesting of Share Units determined by the Board.
1.3.45
“U.S. Participant” means a Participant who is employed primarily in the United States, or is a United States resident or United States citizen for United States federal income tax purposes, or is otherwise subject to the applicable provisions of the Code.
1.3.46
“Valuation Date” means the date as of which the Market Value is determined for purposes of calculating the number of Share Units included in a Grant, which unless otherwise determined by the Board shall be the Grant Date of such Grant.
1.3.47
“Vested” means the applicable Time Vesting, Performance Conditions and/or any other conditions for payment or other settlement in relation to a whole number, or a percentage (which may be more or less than 100%) of the number, of PSUs or RSUs determined by the Board in connection with a Grant of PSUs or Grant of RSUs, as the case may be, (i) have been met; (ii) have been waived or deemed to be met pursuant to Section 6.5; (iii) or are otherwise waived pursuant to Section 3.3, and “Vesting” and “Vest” shall be construed accordingly.
1.3.48
“Vesting Date” means the date on which the applicable Time-Vesting, Performance Conditions and/or any other conditions for a Share Unit becoming Vested are met, deemed to have been met or waived as contemplated in Section 1.3.47.
1.3.49
“Vesting Period” means, with respect to a Grant, the period specified by the Board, commencing on the Grant Date and ending on the last Vesting Date for Share Units subject to such Grant, which, unless otherwise determined by the Board, shall not be later than the end of the third year following the year in which the Participant performed the services to which the Grant relates.

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2.
CONSTRUCTION AND INTERPRETATION
2.1
Certain Rules of Interpretation
2.1.1
In this Plan, words signifying the singular number include the plural and vice versa, and words signifying gender include all genders. Every use of the words “including” or “includes” in this Plan is to be construed as meaning “including, without limitation” or “includes, without limitation”, respectively.
2.1.2
The division of this Plan into Articles and Sections and the insertion of headings are for convenience of reference only and do not affect the construction or interpretation of this Plan.
2.1.3
Headings wherever used herein are for reference purposes only and do not limit or extend the meaning of the provisions herein contained. A reference to a section or schedule shall, except where expressly stated otherwise, mean a section or schedule of the Plan, as applicable.
2.1.4
Unless otherwise specified in this Plan, time periods within which or following which any calculation or payment is to be made, or action is to be taken, will be calculated by excluding the day on which the period begins and including the day on which the period ends. If the last day of a time period is not a Business Day, the time period will end on the next Business Day. Unless otherwise determined by the Board, if a Share Unit would, under the terms of this Plan or the Share Unit Agreement, otherwise expire or terminate on a day which is not a Business Day, the Share Unit will expire or terminate on the next Business Day.
2.1.5
Governing Law. The Plan shall be governed and interpreted in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein. The courts of the Province of Ontario shall have exclusive jurisdiction to settle any dispute arising out of or in connection with this Plan including any actions, proceedings or claims in any way pertaining to the Plan
2.1.6
Severability. If any provision or part of the Plan is determined to be void or unenforceable in whole or in part, such determination shall not affect the validity or enforcement of any other provision or part thereof.
3.
SHARE UNIT GRANTS AND VESTING PERIODS
3.1
Plan Administration and Grants of Share Units.

The Plan shall be administered by the Board. The Board shall have the authority in its sole and absolute discretion to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan subject to and not inconsistent with the express provisions of this Plan, including, without limitation, the authority:

(a)
to make Grants;
(b)
to determine the Grant Date for Grants;
(c)
to determine the Eligible Persons to whom, and the time or times at which Grants shall be made and shall become issuable;
(d)
to approve or authorize the applicable form and terms of the related Grant Agreements and any other forms to be used in connection with the Plan;
(e)
to determine the terms and conditions of Grants granted to any Participant, including, without limitation, (A) the type of Share Unit, (B) the number of RSUs or PSUs subject to a Grant, (C) when applicable, the Grant Value and the Valuation Date (if not the Grant

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Date) for a Grant; (D) the Vesting Period(s) applicable to a Grant, (E) the conditions to the Vesting of any Share Units granted hereunder, including terms relating to Performance Conditions, Time Vesting and/or other Vesting conditions, any multiplier that may apply to Share Units subject to a Grant in connection with the achievement of Vesting conditions, the Performance Period for PSUs and the conditions, if any, upon which Vesting of any Share Unit will be waived or accelerated without any further action by the Board (including, without limitation, the effect of a Change of Control and a Participant’s Termination in connection therewith), (F) the circumstances upon which a Share Unit shall be forfeited, cancelled or expire, (G) the consequences of a Termination with respect to a Share Unit, (H) the manner and time of exercise or settlement of Vested Share Units, and (I) whether and the terms upon which any Shares delivered upon exercise or settlement of a Share Unit must continue to be held by a Participant for any specified period;
(f)
to determine whether and the extent to which any Performance Conditions or other criteria applicable to the Vesting of a Share Unit have been satisfied or shall be waived or modified;
(g)
to amend the terms of any outstanding Grant under the Plan or Grant Agreement provided, however, that no such amendment, suspension or termination shall be made at any time to the extent such action would materially adversely affect the existing rights of a Participant with respect to any then outstanding Share Unit without his/her consent in writing and provided further, however, that, notwithstanding the foregoing clause of this Section 3.1(g), the Board may amend the terms of a Share Unit or Grant Agreement without the consent of the Participant for purposes of complying with Applicable Law whether or not such amendment could adversely affect the rights of the Participant;
(h)
to determine whether, and the extent to which, adjustments shall be made pursuant to Section 5.3 and the terms of any such adjustments;
(i)
to interpret the Plan and Grant Agreements;
(j)
to prescribe, amend and rescind such rules and regulations and make all determinations necessary or desirable for the administration and interpretation of the Plan and Grant Agreements;
(k)
to determine the terms and provisions of Grant Agreements (which need not be identical) entered into in connection with Grants; and
(l)
to make all other determinations deemed necessary or advisable for the administration of the Plan.
3.2
Eligibility and Award Determination.
3.2.1
In determining the Eligible Persons to whom Grants are to be made (“Participants”) and the Grant Value for each Grant (subject to adjustment in accordance with Time Vesting or Performance Conditions), the Board shall take into account the terms of any written employment agreement between an Eligible Person and the Corporation or an Affiliate and may take into account such other factors as it shall determine in its sole and absolute discretion.
3.2.2
For greater certainty and without limiting the discretion conferred on the Board pursuant to this Section, the Board’s decision to approve a Grant in any period shall not require the Board to approve a Grant to any Participant in any other period; nor shall the Board’s decision with respect to the size or terms and conditions of a Grant in any period require it to approve a Grant of the same or similar size or with the same or similar terms and conditions to any Participant in any other period. The Board shall not be precluded from approving a Grant to any Participant solely because such Participant may have previously received a Grant under this Plan or any other similar compensation

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arrangement of the Corporation or an Affiliate. No Eligible Person has any claim or right to receive a Grant except as may be provided in a written employment agreement between an Eligible Person and the Corporation or an Affiliate.
3.2.3
Each Grant Agreement shall set forth, at a minimum, the type of Share Units and Grant Date of the Grant evidenced thereby, the number of RSUs or PSUs subject to such Grant, the applicable Vesting conditions, the applicable Vesting Period(s) and the treatment of the Grant upon Termination and may specify such other terms and conditions consistent with the terms of the Plan as the Board shall determine or as shall be required under any other provision of the Plan. The Board may include in a Grant Agreement terms or conditions pertaining to confidentiality of information relating to the Corporation’s operations or businesses which must be complied with by a Participant including as a condition of the grant or Vesting of Share Units.
3.3
Discretion of the Board. Notwithstanding any other provision hereof or of any applicable instrument of grant, the Board may accelerate or waive any condition to the Vesting of any Grant, all Grants, any class of Grants or Grants held by any group of Participants.
3.4
Effects of Board’s Decision. Any interpretation, rule, regulation, determination or other act of the Board hereunder shall be made in its sole discretion and shall be conclusively binding upon all persons.
3.5
Limitation of Liability. No member of the Board, the Board or any officer or employee of the Corporation or a Affiliate shall be liable for any action or determination made in good faith pursuant to the Plan or any Grant Agreement under the Plan. To the fullest extent permitted by law, the Corporation and the Subsidiaries shall indemnify and save harmless each person made, or threatened to be made, a party to any action or proceeding in respect of the Plan by reason of the fact that such person is or was a member of the Board or the Board or is or was an officer or employee of the Corporation or a Affiliate.
3.6
Delegation and Administration. The Board may, in its discretion, delegate such of its powers, rights and duties under the Plan, in whole or in part, to any one or more directors, officers or employees of the Corporation as it may determine from time to time, on terms and conditions as it may determine, except the Board shall not, and shall not be permitted to, delegate any such powers, rights or duties to the extent such delegation is not consistent with Applicable Law. The Board may also appoint or engage a trustee, custodian or administrator to administer or implement the Plan or any aspect of it, except that the Board shall not, and shall not be permitted to, appoint or engage such a trustee, custodian or administrator to the extent such appointment or engagement is not consistent with Applicable Law.
4.
SHARE RESERVE.
4.1
Shares Reserved and Plan Limits
4.1.1
The number of Shares that may be reserved for issuance under this Plan and under any other Share Compensation Arrangement will not exceed, in the aggregate, 15% of the outstanding Shares (on a non-diluted basis) on each Grant Date.
4.1.2
The Corporation will at all times during the term of this Plan reserve and keep available the number of Shares necessary to satisfy the requirements of this Plan.
4.2
Limits on Certain Grants
4.2.1
A Share Unit may only be granted to a Consultant under this Plan if the number of Shares reserved for issuance under that Share Unit, when combined with the number of Shares reserved for issuance under all Share Units granted within the one-year period before the Grant Date by the Corporation to Consultants, does not exceed, in aggregate, 2% of the outstanding Shares on the Grant Date (with the outstanding Shares being calculated on a non-diluted basis, and excluding Shares issued to Consultants within the previous one-year period pursuant to the exercise of Share Units).

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4.2.2
A Share Unit may only be granted to a Person under this Plan if the number of Shares reserved for issuance under that Share Unit, when combined with the number of Shares reserved for issuance under all Share Units granted within the one-year period before the Grant Date by the Corporation to that Person under all other Share Compensation Plans, does not exceed, in aggregate, 5% of the outstanding Shares on the Grant Date (with the outstanding Shares being calculated on a non-diluted basis, and excluding Shares issued to that Person within the previous one-year period pursuant to the exercise of Share Units), unless any disinterested shareholder approval required by the Exchange has been obtained.
4.2.3
Unless disinterested shareholder approval is obtained, the number of Shares that may be reserved for issuance to Insiders pursuant to grant of Share Units under this Plan and under any other Share Compensation Arrangement will not exceed, in the aggregate, 10% of the outstanding Shares at any point in time (on a non-diluted basis).
4.2.4
Unless disinterested shareholder approval is obtained, Share Units may only be granted to an Insider under this Plan if the number of Shares reserved for issuance in respect of those Share Units, when combined with the number of Shares reserved for issuance in respect of all Share Units granted within the one-year period before the Grant Date by the Corporation to Insiders under all other Share Compensation Plans, does not exceed, in aggregate, 10% of the outstanding Shares on the Grant Date (with the outstanding Shares being calculated on a non-diluted basis, and excluding Shares issued to Insiders within the previous one-year period pursuant to the exercise of Share Units).
4.2.5
For the purposes of calculating the limits in this Section 4.2:
(a)
the number of Shares reserved for issuance in respect of a Share Unit means the number of Shares which were originally reserved for issuance upon the date of grant of the Share Unit (except for the purposes of calculating the limit in Section 4.2.4, in which case the number of Shares reserved for issuance means the number of Shares reserved for issuance at the time of the calculation); and
(b)
any Share Units granted within the relevant time but prior to the grantee becoming a Consultant or Insider, as applicable (a “Restricted Person”), and any Shares reserved or issued under those grants, will be included in the number of Share Units granted to those Restricted Persons, in the number of Shares reserved for issuance to those Restricted Persons, and in the number of Shares issued to those Restricted Persons, if the grantee becomes a Restricted Person on or before the date the calculation is made.
5.
ACCOUNTS, DIVIDEND EQUIVALENTS AND REORGANIZATION
5.1
Share Unit Account. An account, called a “Share Unit Account”, shall be maintained by the Corporation, or a Affiliate, as specified by the Board, for each Participant and will be credited with such notional grants of Share Units as are received by a Participant from time to time pursuant to Sections 3.1 and 3.2 and any dividend equivalent Share Units pursuant to Section 5.2. Share Units that fail to vest and are forfeited by a Participant pursuant to Section 6, or that are paid out to the Participant or his/her Beneficiary, shall be cancelled and shall cease to be recorded in the Participant’s Share Unit Account as of the date on which such Share Units are forfeited or cancelled under the Plan or are paid out, as the case may be. For greater certainty, where a Participant is granted both RSUs and PSUs, such RSUs and PSUs shall be recorded separately in the Participant’s Share Unit Account.
5.2
Dividend Equivalent Share Units. A Grant Agreement relating to a Grant may provide that, if and when cash dividends (other than extraordinary or special dividends) are paid with respect to Shares to shareholders of record as of a record date occurring during the period from the Grant Date under the Grant Agreement to the date of settlement of the RSUs or PSUs granted thereunder, a number of dividend equivalent RSUs or PSUs, as the case may be, shall be credited to the Participant who is a party to such Grant Agreement. Where additional RSUs or PSUs are credited to a Participant’s Share Unit Account as dividend equivalents, the

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number of such additional RSUS or PSUs will be calculated by dividing the aggregate dividends or distributions that would have been paid to such Participant if the RSUs or PSUs in the Participant’s Share Unit Account on the dividend record date had been Shares by the Market Value on the date on which the dividends or distributions were paid on the Shares. The additional RSUs or PSUs will be subject to the same terms and conditions, including Vesting and settlement terms, as the corresponding RSUs or PSUs granted under the applicable Grant Agreement.
5.3
Adjustments. In the event of any stock dividend, stock split, combination or exchange of shares, capital reorganization, consolidation, spin-off, dividends (other than cash dividends in the ordinary course) or other distribution of the Corporation’s assets to shareholders, or any other similar changes affecting the Shares, a proportionate adjustment to reflect such change or changes shall be made with respect to the number of Share Units outstanding under the Plan, or securities into which the Shares are changed or are convertible or exchangeable may be substituted for Shares under this Plan, (1) on a basis proportionate to the number of Share Units in the Participant’s Share Unit Account or (2) as determined by the Board in its sole discretion subject to any applicable Exchange approval.
6.
VESTING AND SETTLEMENT OF SHARE UNITS
6.1
Settlement.
6.1.1
A Participant’s Vested RSUs and Vested PSUs, adjusted in accordance with the applicable multiplier, if any, as set out in the Grant Agreement, and rounded down to the nearest whole number of RSUs or PSUs, as the case may be, shall be settled, by a distribution as provided below to the Participant or his/her Beneficiary, upon or as soon as reasonably practicable following the Vesting thereof in accordance with Section 6.3 or 6.5, as the case may be, subject to the terms of the applicable Grant Agreement. In all events Vested RSUs and Vested PSUs will be settled on or before the sixtieth day following the Vesting Date subject to Section 9.1.
6.1.2
Settlement shall be made by the issuance of one Share for each RSU or PSU then being settled, subject to payment or other satisfaction of all related withholding obligations in accordance with Section 9.2.
6.2
Failure to Vest. For greater certainty, a Participant shall have no right to receive Shares or a cash payment, as compensation, damages or otherwise, with respect to any RSUs or PSUs that do not become Vested.
6.3
Vesting. Subject to this Section 6, Share Units subject to a Grant and dividend equivalent Share Units credited to the Participant’s Share Unit Account in respect of such Share Units shall vest in such proportion(s) and on such Vesting Date(s) as may be specified in the Grant Agreement governing such Grant provided that the Participant is Employed on the relevant Vesting Date. For greater certainty, in the Board’s sole discretion, a Participant may not be considered to be Employed on a Vesting Date if, prior to such Vesting Date, such Participant received a payment in lieu of notice of Termination of employment, whether under a contract of employment, as damages or otherwise.
6.4
Termination of Employment for Cause or Resignation. Subject to the terms of a Participant’s written employment or consulting agreement with the Corporation or a Affiliate and the relevant Grant Agreement, and unless otherwise determined by the Board, in the event a Participant’s employment is Terminated for Cause by the Corporation, or a Affiliate, as applicable, or a Participant’s employment with the Corporation or a Affiliate Terminates as a result of the Participant’s resignation, no Share Units that have not Vested and been settled prior to the date of the Participant’s Termination for Cause or the last day of employment for a Participant who has resigned, as the case may be, including dividend equivalent Share Units in respect of such Share Units, shall Vest and all such Share Units shall be forfeited immediately.
6.5
Termination of Employment without Cause, Death or Disability. Subject to the terms of a Participant’s written employment or consulting agreement with the Corporation or a Affiliate and the relevant Grant Agreement, in the event a Participant’s employment is Terminated by the Corporation, or a Affiliate, as

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applicable, without Cause, the Participant dies or experiences a Disability prior to the end of a Vesting Period relating to a Grant:
(a)
the number of RSUs determined by the formula A x B/C, where

A equals the total number of RSUs relating to such Grant that have not previously Vested and dividend equivalent RSUs in respect of such RSUs,

B equals the total number of days between the first day of the Vesting Period relating to such Grant and the Participant’s date of Termination (including due to death), or Disability Date, as the case may be, and

C equals total number of days in the Vesting Period relating to such Grant,

shall become Vested RSUs on the Participant’s date of Termination or Disability Date, as the case may be; and

(b)
the number of PSUs, if any, determined by the formula A x B/C, where

A equals the total number of PSUs recorded in the Participant’s Share Unit Account relating to such Grant that have not previously Vested, including dividend equivalent PSUs, adjusted by the Board based on the extent to which the Performance Conditions set out in the Grant Agreement applicable to such Grant would have been met if the Performance Period for the Grant had ended as of the last day of the month immediately preceding the Participant’s date of Termination (including due to death) or Disability Date, as the case may be,

B equals the total number of days between the first day of the Performance Period relating to such Grant and the Participant’s date of Termination or Disability Date, as the case may be, and

C equals the total number of days in the Performance Period relating to such Grant,

shall become Vested PSUs on the Participant’s date of Termination or Disability Date, as the case may be.

6.6
Change of Control. Despite any other provision of this Plan or any Grant Agreement, in the event of an actual or potential Change of Control, the Board has the right, in its sole discretion and on the terms it sees fit, without any action or consent required on the part of any Participant, to deal with any Share Units in the manner it deems equitable and appropriate in the circumstances, including the right to:
6.6.1
determine that any Share Units will remain in full force and effect in accordance with their terms after the Change of Control;
6.6.2
cause any Share Units to be converted or exchanged for rights to acquire shares of another entity involved in the Change of Control, having the same value and terms and conditions as the Share Units (except that Performance Conditions relating to PSUs may be adjusted to refer to such other entity, any of its affiliates and/or a business unit of such other entity or its affiliates);
6.6.3
accelerate the Vesting of any unvested Share Units; and
6.6.4
provide Participants with the right to surrender Share Units for an amount per Share Unit equal to the Market Value.

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Notwithstanding the foregoing, the Board shall not have any discretion under this Section 6.6 to take any action with respect to a U.S. Participant’s Share Units that would cause a violation of Section 409A.

6.7
The Corporation will use its best efforts to give the affected Participants written notice of any determination made by the Board under Section 6.6 at least 14 days before the effective date of the Change of Control Transaction.
7.
CURRENCY
7.1
Currency. Except where the context otherwise requires, all references in the Plan to currency refer to lawful Canadian currency. Any amounts required to be determined under this Plan that are denominated in a currency other than Canadian dollars shall be converted to Canadian dollars at the applicable Bank of Canada noon rate of exchange on the date as of which the amount is required to be determined.
8.
SHAREHOLDER RIGHTS
8.1
No Rights to Shares. Share Units are not Shares and a Grant of Share Units will not entitle a Participant to any shareholder rights, including, without limitation, voting rights, dividend entitlement or rights on liquidation.
9.
MISCELLANEOUS
9.1
Compliance with Laws Policies. The Corporation’s obligation to deliver any Shares hereunder is subject to compliance with Applicable Law. Each Participant shall acknowledge and agree (and shall be conclusively deemed to have so acknowledged and agreed by participating in the Plan) that the Participant will, at all times, act in strict compliance with Applicable Law and all other laws and any policies of the Corporation applicable to the Participant in connection with the Plan including, without limitation, furnishing to the Corporation all information and undertakings as may be required to permit compliance with Applicable Law.
9.2
Withholdings. So as to ensure that the Corporation or a Affiliate, as applicable, will be able to comply with the applicable obligations under any federal, provincial, state or local law relating to the withholding of tax or other required deductions, the Corporation or the Affiliate shall withhold or cause to be withheld from any amount payable to a Participant, either under this Plan, or otherwise, such amount as may be necessary to permit the Corporation or the Affiliate, as applicable, to so comply. The Corporation and any Affiliate may also satisfy any liability for any such withholding obligations, on such terms and conditions as the Corporation may determine in its sole discretion, by (a) selling on such Participant’s behalf, or requiring such Participant to sell, any Shares, and retaining any amount payable which would otherwise be provided or paid to such Participant in connection with any such sale, or (b) requiring, as a condition to the delivery of Shares in settlement of any Participant’s Share Units, that such Participant make such arrangements as the Corporation may require so that the Corporation and the Subsidiaries can satisfy such withholding obligations, including requiring such Participant to remit an amount to the Corporation or a Affiliate in advance, or reimburse the Corporation or any Affiliate for, any such withholding obligations.
9.3
No Right to Continued Employment. Nothing in the Plan or in any Grant Agreement entered into pursuant hereto shall confer upon any Participant the right to continue in the employ or service of the Corporation or any Affiliate, to be entitled to any remuneration or benefits not set forth in the Plan or a Grant Agreement or to interfere with or limit in any way the right of the Corporation or any Affiliate to terminate Participant’s employment or service arrangement with the Corporation or any Affiliate.
9.4
No Additional Rights. Neither the designation of an employee as a Participant nor the grant of any Share Units to any Participant entitles any person to the grant, or any additional grant, as the case may be, of any Share Units under the Plan.
9.5
Amendments, Suspension or Termination of Plan or Grants. The Board may amend, suspend or discontinue the Plan or any Grant at any time at its discretion, in good faith, acting reasonably, without

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obtaining the approval of the shareholders of the Corporation or Participants, provided, however, that no amendment, suspension or discontinuance of the Plan or of any Grant may (i) materially and adversely affect any rights of a Participant in respect of any Grant previously made under the Plan without the consent of the Participant; or (ii) contravene the requirements (if any) of the Exchange (including, without limitation, the requirement that disinterested shareholder approval will be required to be obtained in certain circumstances) or any securities commission or regulatory body to which the Plan or the Corporation is subject to. Termination of the Plan shall not affect the ability of the Board to exercise the powers granted to it hereunder with respect to Grants made under the Plan prior to the date of such termination.

For greater certainty and without limiting the generality of the foregoing, shareholder approval shall not be required for the following amendments, subject to any regulatory approvals, including, where required, the approval of the Exchange:

(i) amendments to the Plan to ensure continuing compliance with applicable laws, regulations, requirements, rules or policies of any governmental or regulatory authority or any stock exchange;

(ii) amendments of a "housekeeping", clerical, technical or stylistic nature, which include amendments relating to the administration of the Plan or to eliminate any ambiguity or correct or supplement any provision herein which may be incorrect or incompatible with any other provision hereof;

(iii) changing the terms and conditions governing any Grant(s) made under the Plan, including the vesting terms and settlement method;

(iv) determining that any of the provisions of the Plan concerning the effect of the Participant’s death or permanent disability, the termination of the Participant’s employment, term of office or consulting engagement or the Participant ceasing to be an Eligible Person shall not apply for any reason acceptable to the Board;

(v) amendments to the definition of Eligible Person;

(vi) changing the termination provisions of the Plan or any Grant;

(vii) the addition of or amendments to any provisions necessary for Grants to qualify for favourable tax treatment to Participants or the Corporation under applicable tax laws or otherwise address changes in applicable tax laws;

(viii) amendments relating to the administration of the Plan; and

(ix) any other amendment, whether fundamental or otherwise, not requiring shareholder approval under applicable law or the rules or policies of any Exchange upon which the Shares trade from time to time.

9.6
Administration Costs. The Corporation will be responsible for all costs relating to the administration of the Plan.
9.7
Designation of Beneficiary. Subject to the requirements of Applicable Law, a Participant may designate a Beneficiary, in writing, to receive any benefits that are payable under the Plan upon the death of such Participant. The Participant may, subject to Applicable Law, change such designation from time to time. Such designation or change shall be in such form as may be prescribed by the Board from time to time. A Beneficiary designation under this Section 9.7 and any subsequent changes thereto shall be filed with the Secretary of the Corporation.
9.8
Section 409A. This Section 9.8 applies only to Share Units granted to U.S. Participants.
9.8.1
The Share Units are intended to be exempt from or compliant with the requirements of Section 409A. To the extent that any Share Unit is subject to the requirements of Section 409A, then, with

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respect to such Share Unit, (i) this Plan and any corresponding Grant Agreement will be interpreted to the maximum extent possible in a manner to comply with the requirements of Section 409A, and (ii) the settlement of such Share Unit may only be made upon an event and in a manner that complies with Section 409A.
9.8.2
Notwithstanding any other provision in this Plan or any Grant Agreement regarding the settlement of a Share Unit, the settlement of any Share Unit that is subject to the requirements of Section 409A that is made as a result of a “separation from service” (as defined under Section 409A) during the six (6)-month period immediately following a U.S. Participant’s separation from service will not be made during that six (6)-month period immediately following such separation from service if the U.S. Participant is then deemed to be a “specified employee” (as defined under and determined in accordance with Section 409A) of a service provider whose stock is publicly traded on an established securities market or otherwise. Such settlement will instead be made on the first day of the seventh month immediately following such separation from service. This paragraph and the six (6)-month delay contained herein will cease to be applicable in the event of and following the U.S. Participant’s death.
9.8.3
Each payment made under this Plan with respect to any Share Unit will be designated as a “separate payment” within the meaning of and for purposes of Section 409A.
9.8.4
Notwithstanding anything in this Plan or any Grant Agreement to the contrary, neither the Corporation nor any Affiliate makes any representation to any Participant, any Beneficiary, or any other Person about the effect of Section 409A on the provisions of this Plan or any grant of Share Units, and neither the Corporation nor any Affiliate will have any liability to any Participant, any Beneficiary, or any other Person in the event that such Participant, Beneficiary, or other Person becomes subject to taxation (including taxes, penalties, and interest) under Section 409A (other than any reporting and/or withholding obligations that the Corporation or any Affiliate may have under applicable tax law) or in the event any Participant, any Beneficiary, or any other Person incurs other expenses on account of non-compliance or alleged non-compliance with Section 409A.
9.9
Additional Securities Law Requirements for U.S. Participants. This Section 9.9 applies only to Share Units granted to U.S. Participants:
9.9.1
This Plan is intended to be a written compensatory benefit plan within the meaning of Rule 701 or, to the extent applicable, Section 25102(o); however, grants may be made to U.S. Participants pursuant to this Plan which do not specifically qualify for exemption from registration under Rule 701 or, to the extent applicable, Section 25102(o). A Grant may be awarded in reliance upon other state securities law exemptions, as applicable, and any requirement of this Plan which is required in law only because of Section 25102(o) will not apply with respect to a particular Grant to which Section 25102(o) will not apply in light of the particular U.S. Participant.
9.9.2
Any provision of this Plan that is inconsistent with Rule 701 (or, to the extent applicable, Section 25102(o)) shall, without further act or amendment by the Corporation, be reformed to comply with the requirements of Rule 701 (and, to the extent applicable, Section 25102(o)). Any Grants made to any U.S. Participant hereunder will not be effective unless such grant is made in compliance in all respects with Applicable Laws, including all applicable federal, state and foreign securities laws, rules and regulations of any Governmental Authority, as well as the requirements of any U.S. or foreign stock exchange or automated quotation system upon which the Corporation’s securities may then be listed or quoted, as they are in effect on the date of the Grant. The Corporation shall be under no obligation to register or qualify the Share Units with the SEC, any state or foreign securities commission or any stock exchange to effect such compliance, and the Corporation will have no liability for any inability or failure so do.
9.9.3
Notwithstanding any other provision in this Plan to the contrary, the Corporation shall have no obligation to issue or deliver any securities under this Plan, including any Share Units, to any U.S. Participant prior to (i) obtaining any approvals from any Governmental Authority that the

37

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Corporation determines in its discretion are necessary or advisable, and/or (ii) compliance with any exemption, completion of any registration or other qualification of such securities under any federal, state or foreign law or ruling of any Governmental Authority that the Corporation determines in its discretion to be necessary or advisable.
9.9.4
For the avoidance of doubt, a Consultant shall only be eligible to receive a Grant in reliance on Rule 701 to the extent that such Consultant is a natural person as described under Section 1.3.10(e).
10.
ASSIGNMENT

Subject to Section 9.7, the assignment or transfer of the Share Units, or any other benefits under this Plan, shall not be permitted other than by operation of law.

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Schedule 1

CALIFORNIA SUPPLEMENT

The Board has adopted this California Supplement for purposes of satisfying the requirements of Section 25102(o). All capitalized terms used but not defined in this California Supplement shall have the meanings ascribed to them in the TerrAscend Corp. Share Unit Plan, as the same may be amended or varied from time to time (the “Plan”).

Notwithstanding anything to the contrary contained in the Plan, and except as otherwise determined by the Corporation, the provisions set forth in this California Supplement shall apply to any Grants made under the Plan to a U.S. Participant who is a resident of the State of California on the date of the Grant (each, a “California Holder”) and which are intended to be exempt from registration in California pursuant to Section 25102(o).

All California Holders will be subject to the following additional limitations, terms and conditions:

1.
Additional Limitations on Timing of Awards

No Share Units granted to a California Holder shall become vested or realizable unless the Plan has been approved by the holders of a majority of the Corporation’s outstanding voting securities (i) within twelve (12) months before or after the date the Plan was adopted by the Board or (ii) prior to or within twelve (12) months following the Grant to a California Holder.

2.
Additional Limitations; Adjustments

No Share Units granted to a California Holder will be granted for a term in excess of ten (10) years. The terms of all Share Units granted to a California Holder shall comply with Section 260.140.42 of the California Code of Regulations. The Corporation will make such adjustments to any Share Units held by a California Holder as may be required by Section 260.140.42 of the California Code of Regulations.

3.
Additional Requirement to Provide Information to California Holders

To the extent required by Section 260.140.46 of the California Code of Regulations (or any successor provision thereto), the Corporation shall provide to each California Holder and to each California Holder who acquires Shares pursuant to the Plan, not less frequently than annually, copies of annual financial statements (which need not be audited). The Corporation shall not be required to provide such statements to key persons whose duties in connection with the Corporation assure their access to equivalent information. In addition, this information requirement shall not apply to the Plan to the extent that it complies with all conditions of Rule 701, as determined by the Board; provided that, for purposes of determining such compliance, any registered domestic partner shall be considered a “family member” as that term is defined in Rule 701.

A-1

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APPENDIX 1
TRANSACTION PROPOSAL

“BE IT RESOLVED THAT:

1.
the issuance and sale of Class A shares of TerrAscend Growth Corp. (“TerrAscend Growth”) to TERINVEST LLC (the “Investor”) for aggregate gross proceeds of US$1,000,000 (the “Investment’), which shall be deemed, for the purposes of section 184(3) of the Business Corporations Act (Ontario), to be a sale of all or substantially all of the assets of TerrAscend Corp. (the “Corporation”), pursuant to the subscription agreement between TerrAscend Growth and the Investor dated April 20, 2023, as it may be modified, supplemented or amended from time to time in accordance with its terms (the “Subscription Agreement”), as more particularly described and set forth in the proxy statement and management information circular of the Corporation dated May 2, 2023 (the “Circular”), and all transactions contemplated thereby, are hereby authorized, approved and adopted.
2.
The: (i) Subscription Agreement and all the transactions contemplated therein; (ii) actions of the directors of the Corporation in approving the Investment and the Subscription Agreement; and (iii) actions of the directors and officers of TerrAscend Growth in executing and delivering the Subscription Agreement and any modifications, supplements or amendments thereto, and causing the performance by TerrAscend Growth of its obligations thereunder, are hereby ratified, confirmed and approved.
3.
Notwithstanding that this resolution has been passed by the shareholders of the Corporation (the “Shareholders”) entitled to vote thereon, the directors of the Corporation are hereby authorized and empowered, without further notice to or approval of the Shareholders: (i) to authorize TerrAscend Growth to amend, modify or supplement the Subscription Agreement to the extent permitted by their terms; and (ii) subject to the terms of the Subscription Agreement, not to proceed with the Investment and any related transactions.
4.
Any one director or officer of the Corporation be and is hereby authorized and directed for and on behalf of the Corporation to execute, under the corporate seal of the Corporation or otherwise, and to deliver the Subscription Agreement and such other documents as are necessary or desirable to give effect to the Investment in accordance with the Subscription Agreement.
5.
Any officer or director of the Corporation is hereby authorized and directed, for and on behalf of the Corporation, to execute or cause to be executed and to deliver or cause to be delivered, all such other documents and instruments and to perform or cause to be performed all such other acts and things as, in such person’s opinion, may be necessary or desirable to give full force and effect to the foregoing resolutions and the matters authorized thereby, such determination to be conclusively evidenced by the execution and delivery of any such other document or instrument or the doing of any such other act or thing.”

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APPENDIX 2
SECTION 185 OF THE BUSINESS CORPORATIONS ACT (ONTARIO)

185. (1) Rights of dissenting shareholders — Subject to subsection (3) and to sections 186 and 248, if a corporation resolves to,

(a) amend its articles under section 168 to add, remove or change restrictions on the issue, transfer or ownership of shares of a class or series of the shares of the corporation;

(b) amend its articles under section 168 to add, remove or change any restriction upon the business or businesses that the corporation may carry on or upon the powers that the corporation may exercise;

(c) amalgamate with another corporation under sections 175 and 176;

(d) be continued under the laws of another jurisdiction under section 181; or

(e) sell, lease or exchange all or substantially all its property under subsection 184(3), a holder of shares of any class or series entitled to vote on the resolution may dissent.

(2) Idem — If a corporation resolves to amend its articles in a manner referred to in subsection 170(1), a holder of shares of any class or series entitled to vote on the amendment under section 168 or 170 may dissent, except in respect of an amendment referred to in,

(a) clause 170(1)(a), (b) or (e) where the articles provide that the holders of shares of such class or series are not entitled to dissent; or

(b) subsection 170(5) or (6).

(2.1) One class of shares — The right to dissent described in subsection (2) applies even if there is only one class of shares.

(3) Exception— A shareholder of a corporation incorporated before the 29th day of July, 1983 is not entitled to dissent under this section in respect of an amendment of the articles of the corporation to the extent that the amendment,

(a) amends the express terms of any provision of the articles of the corporation to conform to the terms of the provision as deemed to be amended by section 277; or

(b) deletes from the articles of the corporation all of the objects of the corporation set out in its articles, provided that the deletion is made by the 29th day of July, 1986.

(4) Shareholder’s right to be paid fair value — In addition to any other right the shareholder may have, but subject to subsection (30), a shareholder who complies with this section is entitled, when the action approved by the resolution from which the shareholder dissents becomes effective, to be paid by the corporation the fair value of the shares held by the shareholder in respect of which the shareholder dissents, determined as of the close of business on the day before the resolution was adopted.

(5) No partial dissent — A dissenting shareholder may only claim under this section with respect to all the shares of a class held by the dissenting shareholder on behalf of any one beneficial owner and registered in the name of the dissenting shareholder.

(6) Objection — A dissenting shareholder shall send to the corporation, at or before any meeting of shareholders at which a resolution referred to in subsection (1) or (2) is to be voted on, a written objection to the resolution,

1

unless the corporation did not give notice to the shareholder of the purpose of the meeting or of the shareholder’s right to dissent.

(7) Idem — The execution or exercise of a proxy does not constitute a written objection for purposes of subsection (6).

(8) Notice of adoption of resolution — The corporation shall, within ten days after the shareholders adopt the resolution, send to each shareholder who has filed the objection referred to in subsection (6) notice that the resolution has been adopted, but such notice is not required to be sent to any shareholder who voted for the resolution or who has withdrawn the objection.

(9) Idem — A notice sent under subsection (8) shall set out the rights of the dissenting shareholder and the procedures to be followed to exercise those rights.

(10) Demand for payment of fair value — A dissenting shareholder entitled to receive notice under subsection (8) shall, within twenty days after receiving such notice, or, if the shareholder does not receive such notice, within twenty days after learning that the resolution has been adopted, send to the corporation a written notice containing,

(a) the shareholder’s name and address;

(b) the number and class of shares in respect of which the shareholder dissents; and

(c) a demand for payment of the fair value of such shares.

(11) Certificates to be sent in — Not later than the thirtieth day after the sending of a notice under subsection (10), a dissenting shareholder shall send the certificates, if any, representing the shares in respect of which the shareholder dissents to the corporation or its transfer agent.

(12) Idem — A dissenting shareholder who fails to comply with subsections (6), (10) and (11) has no right to make a claim under this section.

(13) Endorsement on certificate — A corporation or its transfer agent shall endorse on any share certificate received under subsection (11) a notice that the holder is a dissenting shareholder under this section and shall return forthwith the share certificates to the dissenting shareholder.

(14) Rights of dissenting shareholder — On sending a notice under subsection (10), a dissenting shareholder ceases to have any rights as a shareholder other than the right to be paid the fair value of the shares as determined under this section except where,

(a) the dissenting shareholder withdraws notice before the corporation makes an offer under subsection (15);

(b) the corporation fails to make an offer in accordance with subsection (15) and the dissenting shareholder withdraws notice; or

(c) the directors revoke a resolution to amend the articles under subsection 168(3), terminate an amalgamation agreement under subsection 176(5) or an application for continuance under subsection 181(5), or abandon a sale, lease or exchange under subsection 184(8), in which case the dissenting shareholder’s rights are reinstated as of the date the dissenting shareholder sent the notice referred to in subsection (10).

2

(14.1) A dissenting shareholder whose rights are reinstated under subsection (14) is entitled, upon presentation and surrender to the corporation or its transfer agent of any share certificate that has been endorsed in accordance with subsection (13),

(a) to be issued, without payment of any fee, a new certificate representing the same number, class and series of shares as the certificate so surrendered; or

(b) if a resolution is passed by the directors under subsection 54(2) with respect to that class and series of shares,

(i) to be issued the same number, class and series of uncertificated shares as represented by the certificate so surrendered, and

(ii) to be sent the notice referred to in subsection 54 (3).

(14.2) A dissenting shareholder whose rights are reinstated under subsection (14) and who held uncertificated shares at the time of sending a notice to the corporation under subsection (10) is entitled,

(a) to be issued the same number, class and series of uncertificated shares as those held by the dissenting shareholder at the time of sending the notice under subsection (10); and

(b) to be sent the notice referred to in subsection 54 (3).

(15) Offer to pay — A corporation shall, not later than seven days after the later of the day on which the action approved by the resolution is effective or the day the corporation received the notice referred to in subsection (10), send to each dissenting shareholder who has sent such notice,

(a) a written offer to pay for the dissenting shareholder’s shares in an amount considered by the directors of the corporation to be the fair value thereof, accompanied by a statement showing how the fair value was determined; or

(b) if subsection (30) applies, a notification that it is unable lawfully to pay dissenting shareholders for their shares.

(16) Idem — Every offer made under subsection (15) for shares of the same class or series shall be on the same terms.

(17) Idem — Subject to subsection (30), a corporation shall pay for the shares of a dissenting shareholder within ten days after an offer made under subsection (15) has been accepted, but any such offer lapses if the corporation does not receive an acceptance thereof within thirty days after the offer has been made.

(18) Application to court to fix fair value — Where a corporation fails to make an offer under subsection (15) or if a dissenting shareholder fails to accept an offer, the corporation may, within fifty days after the action approved by the resolution is effective or within such further period as the court may allow, apply to the court to fix a fair value for the shares of any dissenting shareholder.

(19) Idem — If a corporation fails to apply to the court under subsection (18), a dissenting shareholder may apply to the court for the same purpose within a further period of twenty days or within such further period as the court may allow.

(20) Idem — A dissenting shareholder is not required to give security for costs in an application made under subsection (18) or (19).

(21) Costs — If a corporation fails to comply with subsection (15), then the costs of a shareholder application under subsection (19) are to be borne by the corporation unless the court otherwise orders.

3

(22) Notice to shareholders — Before making application to the court under subsection (18) or not later than seven days after receiving notice of an application to the court under subsection (19), as the case may be, a corporation shall give notice to each dissenting shareholder who, at the date upon which the notice is given,

(a) has sent to the corporation the notice referred to in subsection (10); and

(b) has not accepted an offer made by the corporation under subsection (15), if such an offer was made, of the date, place and consequences of the application and of the dissenting shareholder’s right to appear and be heard in person or by counsel, and a similar notice shall be given to each dissenting shareholder who, after the date of such first mentioned notice and before termination of the proceedings commenced by the application, satisfies the conditions set out in clauses (a) and (b) within three days after the dissenting shareholder satisfies such conditions.

(23) Parties joined — All dissenting shareholders who satisfy the conditions set out in clauses (22)(a) and (b) shall be deemed to be joined as parties to an application under subsection (18) or (19) on the later of the date upon which the application is brought and the date upon which they satisfy the conditions, and shall be bound by the decision rendered by the court in the proceedings commenced by the application.

(24) Idem — Upon an application to the court under subsection (18) or (19), the court may determine whether any other person is a dissenting shareholder who should be joined as a party, and the court shall fix a fair value for the shares of all dissenting shareholders.

(25) Appraisers — The court may in its discretion appoint one or more appraisers to assist the court to fix a fair value for the shares of the dissenting shareholders.

(26) Final order — The final order of the court in the proceedings commenced by an application under subsection (18) or (19) shall be rendered against the corporation and in favour of each dissenting shareholder who, whether before or after the date of the order, complies with the conditions set out in clauses (22)(a) and (b).

(27) Interest — The court may in its discretion allow a reasonable rate of interest on the amount payable to each dissenting shareholder from the date the action approved by the resolution is effective until the date of payment.

(28) Where corporation unable to pay — Where subsection (30) applies, the corporation shall, within ten days after the pronouncement of an order under subsection (26), notify each dissenting shareholder that it is unable lawfully to pay dissenting shareholders for their shares.

(29) Idem — Where subsection (30) applies, a dissenting shareholder, by written notice sent to the corporation within thirty days after receiving a notice under subsection (28), may,

(a) withdraw a notice of dissent, in which case the corporation is deemed to consent to the withdrawal and the shareholder’s full rights are reinstated; or

(b) retain a status as a claimant against the corporation, to be paid as soon as the corporation is lawfully able to do so or, in a liquidation, to be ranked subordinate to the rights of creditors of the corporation but in priority to its shareholders.

(30) Idem — A corporation shall not make a payment to a dissenting shareholder under this section if there are reasonable grounds for believing that,

(a) the corporation is or, after the payment, would be unable to pay its liabilities as they become due; or

(b) the realizable value of the corporation’s assets would thereby be less than the aggregate of its liabilities.

4

(31) Court order — Upon application by a corporation that proposes to take any of the actions referred to in subsection (1) or (2), the court may, if satisfied that the proposed action is not in all the circumstances one that should give rise to the rights arising under subsection (4), by order declare that those rights will not arise upon the taking of the proposed action, and the order may be subject to compliance upon such terms and conditions as the court thinks fit and, if the corporation is an offering corporation, notice of any such application and a copy of any order made by the court upon such application shall be served upon the Commission.

(32) Commission may appear — The Commission may appoint counsel to assist the court upon the hearing of an application under subsection (31), if the corporation is an offering corporation.

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6

Form of Proxy – Annual and Special Meeting to be held on June 22, 2023	Trader’s Bank Building 702, 67 Yonge St. Toronto, ON M5E 1J8

Appointment of Proxyholder I/We being the undersigned holder(s) of Voting Shares (as defined below) hereby appoint Ari Unterman, Associate General Counsel (the “Management Nominee”)	OR	Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein:

as my/our proxyholder with full power of substitution and to attend, act, and to vote for and on behalf of the holder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the annual and special meeting of the holders (each a “Holder”) of Common Shares of TerrAscend (the “Voting Shares”) to be held virtually at https://web.lumiagm.com/239473997 on June 22, 2023, at 1:00pm (Eastern Time) or at any adjournment or postponement thereof (the “Meeting”).

This form of proxy is to be read in conjunction with TerrAscend’s notice of meeting and management information circular dated May 2, 2023 (the “Circular”). Capitalized terms used but not defined in this form of proxy shall have the meanings given to them in the Circular.

1. Election of Directors.	For Withhold		For Withhold		For Withhold
a. Craig Collard	☐ ☐	b. Kara DioGuardi	☐ ☐	c. Ira Duarte	☐ ☐
d. Edward Schutter	☐ ☐	e. Jason Wild	☐ ☐
2. Appointment of Auditors. To ratify the appointment of MNP LLP by the audit committee as our independent public accounting firm for the fiscal year ended December 31, 2023.					For Withhold ☐ ☐
3.
Special Resolution. To consider and, if deemed advisable, to approve, with or without variation, an ordinary resolution, the text of which is set forth in the accompanying Circular, to approve certain amendments to the stock option plan of TerrAscend Corp., including all unallocated stock options issuable thereunder, as further described in the Circular.
For Against ☐ ☐
4.
Special Resolution. To consider and, if deemed advisable, to approve, with or without variation, an ordinary resolution, the text of which is set forth in the Circular, to approve certain amendments to the share unit plan of TerrAscend Corp., including all unallocated awards issuable thereunder, as further described in the Circular.;
For Against ☐ ☐
5.
Special Resolution. To consider and, if deemed advisable, to pass a special resolution, the text of which is set forth in the Circular, authorizing TerrAscend Growth Corp. (formerly known as Gage Growth Corp.), a wholly-owned subsidiary of the Corporation, to issue and sell on a
For Against

7

private placement basis common shares of TerrAscend Growth Corp. for aggregate gross proceeds of US$1,000,000, as further described in the Circular, which shall be deemed, for the purposes of Section 184(3) of the Business Corporations Act (Ontario), Canada, to be a sale of all or substantially all of the assets of TerrAscend Corp.
☐ ☐

Authorized Signature(s) – This section must be completed for your instructions to be executed.

I/we authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by Management.

Signature(s):	Date / / MM / DD / YY

This form of proxy is solicited by and on behalf of Management.

Proxies must be received by 1:00pm, Eastern Time, on June 20, 2023.

Notes to Proxy

1.
Each holder has the right to appoint a person, who need not be a holder, to attend and represent him or her at the Annual and Special Meeting. If you wish to appoint a person other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided on the reverse.
2.
If the securities are registered in the name of more than one holder (for example, joint ownership, trustees, executors, etc.) then all of the registered owners must sign this proxy in the space provided on the reverse. If you are voting on behalf of a corporation or another individual, you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated.
3.
This proxy should be signed in the exact manner as the name appears on the proxy.
4.
If this proxy is not dated, it will be deemed to bear the date on which it is received by the transfer agent.
5.
The securities represented by this proxy will be voted as directed by the holder; however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management.
6.
The securities represented by this proxy will be voted or withheld from voting, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7.
This proxy confers discretionary authority in respect of amendments to matters identified in the Notice of Meeting and with respect to other matters which may properly come before the meeting or any adjournment(s) or postponement(s) thereof.
8.
This proxy should be read in conjunction with the meeting materials provided and filed by Management, including the Circular.

INSTEAD OF MAILING THIS PROXY, YOU MAY SUBMIT YOUR PROXY USING SECURE ONLINE VOTING AVAILABLE ANYTIME:

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To Vote Your Proxy Online please visit:

https://login.odysseytrust.com/pxlogin

You will require the CONTROL NUMBER printed with your address to the right. If you vote by Internet, do not mail this proxy.

To Virtually Attend the Meeting:

You can attend the meeting virtually by visiting https://web.lumiagm.com/239473997 and entering the meeting ID 239473997. For further information on the virtual AGM and how to attend it, please view the management information circular of the company for the fiscal year 2023. The password to join the meeting is “terrascend2023” (case-sensitive).

To request the receipt of future documents via email and/or to sign up for Securityholder Online services, you may contact Odyssey Trust Company at www.odysseycontact.com

Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual. A return envelope has been enclosed for voting by mail.

Shareholder Address and Control Number Here

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